Contract No. 42026













                   GAS GATHERING AGREEMENT - INTERRUPTIBLE

                                   between

                       COLORADO INTERSTATE GAS COMPANY

                                     and

                      MESA OPERATING LIMITED PARTNERSHIP

                            DATED: October 1, 1993
                                   ---------------

                   GAS GATHERING AGREEMENT - INTERRUPTIBLE

                            DATE: October 1, 1993
                                  ---------------

The Parties identified below, in consideration of their mutual promises agree as follows:

1.     Transporter: Colorado Interstate Gas Company

       Shipper: MESA Operating Limited Partnership

2.     Term of Agreement:    Beginning:     October 1, 1993
                                            ---------------
                             Ending:        September 30, 1994
                                            ------------------

       X Month to month with 30-day written notification of termination by --- by either party.


3. This Agreement supersedes and cancels: Gas Gathering Agreement, as amended, dated April 1, 1989 (Contract No. 10767).

4.     This Agreement is subject to the rates contained in Appendix
       "A" and to all of the terms of the attached General Terms and Conditions - Interruptible Gathering (see Exhibit "A"), except as adjusted as follows:
       No adjustments.

5.     Invoices:  Shipper:  MESA Operating Limited Partnership
                            5202 North O'Connor Blvd., Suite 1400
                            Irving, Texas 75039-3746
                            Attention: Steve Tennison

6.   Payments for Gathering: Colorado Interstate Gas Company
                             Department 208
                             Denver, Colorado 80291

7.    Notices:  Transporter: Colorado Interstate Gas Company
                             P. O. Box 1087
                             Colorado Springs, Colorado 80944
                             Attention: Transportation & Exchange
                             Transportation & Exchange Fax:
                              (719) 520-4810
                             Gas Control Fax: (719) 520-4411

              Shipper:  MESA Operating Limited Partnership
                        5202 North O'Connor Blvd., Suite 1400
                        Irving, Texas 75039-3746
                        Attention: Steve Tennison
                        Fax: (214) 444-4394

8. Service under this Agreement shall consist of the acceptance by Transporter of gas Tendered by Shipper to Transporter at the Point(s) of Receipt listed on Exhibit "B", the gathering of that gas on an interruptible basis for Delivery (either directly or by displacement), and the Tender for Delivery of gas to Shipper at the Point(s) of Delivery.

9.     Other Operating Provisions: None.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the Day written above.

COLORADO INTERSTATE GAS COMPANY        MESA OPERATING LIMITED
  (Transporter)                          PARTNERSHIP
                                           (Shipper)
                                       By:  Pickens Operating Co.
                                            General Partner

By:  /s/ S. W. Zuckweiler              By:  /s/ S. L. Hruzek, Jr.
     --------------------------             ----------------------
     S. W. Zuckweiler                       S. L. Hruzek, Jr.
     Vice President                         ----------------------
                                            (Print or type name)

                                            Vice President-Marketing and
                                            Land
                                            ----------------------
                                            (Print or type title)

                                            752359141
                                            ----------------------
                                            (Taxpayer ID Number)

                                 APPENDIX A

                                     to

                   GAS GATHERING AGREEMENT - INTERRUPTIBLE

                 TRANSPORTER: COLORADO INTERSTATE GAS COMPANY

                 SHIPPER: MESA OPERATING LIMITED PARTNERSHIP


                           DATE: October 1, 1993
                                 ---------------

                                GATHERING RATES

                               Commodity
                 Point(s) of      Rate
Gathering Area     Delivery     (Note 1)   Fuel   Term of Rate
--------------   -----------   ---------   ----   ------------

Hugoton          Lakin Master  $0.154      3.0%   10/1/93-10/31/93
                  Meter         per Dth

Hugoton          H&P Sunflower $0.185      3.0%   10/1/93-10/31/93
                                per Dth

Hugoton          K N Exchange  $0.185      3.0%   10/1/93-10/31/93
                                per Dth

Note:     (1)  The Commodity Rate for Service hereunder shall be as agreed between the Parties, except that in the event that an effective rate for service in a gathering area is not agreed to prior to the tender of gas by Shipper for service in that gathering area, then the rate for that service, until otherwise agreed, shall be the maximum rate that Transporter charges for gathering service in that area.

                                 EXHIBIT "A"
                                      to
                   GAS GATHERING AGREEMENT - INTERRUPTIBLE
                                   between
                COLORADO INTERSTATE GAS COMPANY (Transporter)
                                     and
                 MESA OPERATING LIMITED PARTNERSHIP (Shipper)

                            DATED: October 1, 1993
                                   ---------------

            GENERAL TERMS AND CONDITIONS - INTERRUPTIBLE GATHERING

                                    INDEX

ARTICLE                                                   PAGE NO.
-------                                                   --------

1     DEFINITIONS AND ABBREVIATIONS. . . . . . . . . . . . . .1

2     RATES OF FLOW; OPERATING TOLERANCES; BALANCING . . . . .3

3     APPLICABLE RATE, INCORPORATION BY REFERENCE. . . . . . 13

4     PRIORITY OF SERVICE AND ALLOCATION OF CAPACITY . . . . 14

5     TERMINATION. . . . . . . . . . . . . . . . . . . . . . 15

6     OTHER OPERATING PROVISIONS . . . . . . . . . . . . . . 15

7     PRESSURE . . . . . . . . . . . . . . . . . . . . . . . 17

8     QUALITY SPECIFICATIONS . . . . . . . . . . . . . . . . 18

9     MEASUREMENT. . . . . . . . . . . . . . . . . . . . . . 21

10    BILLING AND PAYMENT. . . . . . . . . . . . . . . . . . 26

11    FORCE MAJEURE. . . . . . . . . . . . . . . . . . . . . 28

12    INTERRUPTIONS OF SERVICE . . . . . . . . . . . . . . . 29

13    TAXES. . . . . . . . . . . . . . . . . . . . . . . . . 30

14    LIABILITY. . . . . . . . . . . . . . . . . . . . . . . 30

15    WARRANTY . . . . . . . . . . . . . . . . . . . . . . . 30

16    RESPONSIBILITY FOR GAS AND PRODUCTS. . . . . . . . . . 31

17    WAIVER . . . . . . . . . . . . . . . . . . . . . . . . 32

18    LIMITATION OF SERVICE. . . . . . . . . . . . . . . . . 32

19    AMENDMENT. . . . . . . . . . . . . . . . . . . . . . . 32

20    MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . 32

21    ASSIGNMENT . . . . . . . . . . . . . . . . . . . . . . 33

            GENERAL TERMS AND CONDITIONS - INTERRUPTIBLE GATHERING

ARTICLE 1 - DEFINITIONS AND ABBREVIATIONS
-----------------------------------------

     1.1  "Btu" shall mean 1 British thermal unit, which is the amount of heat required to raise the temperature of 1 pound of water 1 degree from 59 to 60 degrees Fahrenheit.

     1.2  "Day" shall mean a period of 24 consecutive hours, beginning at

1:00 p.m.  Central Standard Time.  Unless otherwise stated, all times in the Agreement are Central Standard Time.

     1.3  "Dth" (Dekatherm) shall mean the quantity of heat energy which is equivalent to 1,000,000 British Thermal Units.  One "dekatherm" of gas shall mean the quantity of gas which contains one dekatherm of heat energy.

     1.4  "Deliver" or "Delivered" shall mean the Tender of a quantity of natural gas by Transporter to Shipper or to a third party for Shipper's account under an Agreement.

     1.5  "Delivery Quantity" shall mean the quantity, expressed in Dth, of gas Delivered by Transporter at the Point(s) of Delivery for the account of

Shipper.

     1.6  "FERC" or "Commission" shall mean the Federal Energy Regulatory

Commission and any other governmental body or bodies succeeding to,

lawfully exercising, or superseding any powers of the Federal Energy

Regulatory Commission.

     1.7  "Gross Heating Value" shall mean the number of Btus produced by the complete combustion, at a constant pressure, of the amount of gas which would occupy a volume of 1 cubic foot at a temperature of 60 degrees

Fahrenheit on a water-free basis and at a pressure of 14.73 p.s.i.a. with air of the same temperature and pressure as the gas, when the products of combustion are cooled to the initial temperature of the gas and air, and when the water formed by combustion has condensed to the liquid state.

     1.8  "Mcf" shall mean 1,000 cubic feet of gas at a pressure of 14.73

p.s.i.a. and at a temperature of 60 degrees Fahrenheit.

     1.9  "Month" shall mean the period of time beginning at 1:00 p.m.

Central Standard Time on the 1st Day of a calendar Month and ending at 1:00

p.m. Central Standard Time on the 1st Day of the succeeding calendar Month.

     1.10  "p.s.i.a." shall mean pounds per square inch absolute.

     1.11  "p.s.i.g." shall mean pounds per square inch gauge.

     1.12  "Party" or "Parties" shall mean either Shipper or Transporter.

     1.13  "Point of Delivery" shall be that location where Transporter

Delivers gas for the account of Shipper after gathering.

     1.14  "Point of Receipt" shall mean that point where Transporter receives gas for the account of Shipper for gathering.

     1.15  "Products" shall mean liquid and liquefiable hydrocarbons,

inerts (including, but not limited to, helium and nitrogen), sulfur, water,

and any other component of gas removed by processing or compression, or by means of drips or separators.

     1.16  "Receipt Quantity, shall mean the quantity of gas received by

Transporter at the Point(s) of Receipt for the account of Shipper.

     1.17  "Shipper" shall mean that party on whose behalf gas is being gathered.

     1.18  "Tender" shall mean making natural gas available in accordance with all of the provisions of this Gas Gathering Agreement.

     1.19  "Thermal Content" when applied to any volume of gas shall mean the aggregate number of Btus contained in such volume. The Thermal Content shall be determined by multiplying the volume of gas in cubic feet by the

Gross Heating Value of the gas.

     1.20  "Transporter" shall mean Colorado Interstate Gas Company.

ARTICLE 2 - RATES OF FLOW: OPERATING TOLERANCES: BALANCING
----------------------------------------------------------

      2.1  Rates of Flow.  At each Point of Receipt and Point of Delivery,
           -------------
each Party shall use its best efforts to deliver, or cause to be delivered,

gas at reasonably uniform hourly and daily rates of flow.

     2.2  Balancing Obligations.  The following daily balancing obligations
          ---------------------

shall apply:

          (a)  Responsibilities of Shipper and Transporter.  Transporter

shall, to the extent practicable, Deliver quantities for Shipper's account concurrently with the receipt of like quantities less the fuel reimbursement listed in Appendix "A."  At no time shall Transporter be required to receive quantities for Shipper's account  in excess of the quantities Shipper or Shipper's designee will accept at the Point(s) of

Delivery on a concurrent basis plus the applicable fuel reimbursement.  It is recognized that on any Day the quantities received by Transporter at the

Point(s) of Receipt less fuel reimbursement may not equal the quantities accepted by Shipper or Shipper's designee at the Point(s) of Delivery.

Such variations shall be kept to the minimum and shall be balanced as soon as practicable.  Minimization of daily imbalances shall be Shipper's responsibility.  However, Shipper and Transporter shall manage the receipts and deliveries so that any Imbalance shall be kept as near zero as practicable.

          (b)  Notification.  Either Party shall provide written,

telephonic, or electronic notification to the other Party as soon as it is aware that receipts and deliveries are not in balance.

          (c)  Corrective Action by Transporter.  Transporter reserves the right, where necessary to reasonably restore balance, to adjust or suspend receipts or deliveries in order to reduce any out-of-balance conditions.

Transporter shall give at  least 27 hours' notice prior to adjustment or suspension of service under this provision.

          (d)  Imbalances with Other Parties.  Transporter shall not be responsible for eliminating any imbalances between Shipper and any third party.  Furthermore, Transporter shall not be obligated to deviate from its standard operating and accounting procedures in order to reduce or eliminate any such imbalances.

     2.3  Definitions, Classification, and Initial Treatment of Imbalances.
          ----------------------------------------------------------------

          (a)  Definitions.

               (i)  "Imbalance."  For purposes of this Article,

"Imbalance" shall mean the cumulative difference between the Dth received hereunder by Shipper or Shipper's designee at the Point(s) of Delivery, and the Dth received hereunder by Transporter for Shipper's account at the

Point(s) of Receipt upstream of the corresponding Point(s) of Delivery as those Receipt Quantities are adjusted for Fuel Reimbursement, during the term of the Agreement up to the date that the determination of said cumulative difference is made. The cumulative difference shall be determined for each set of corresponding Point(s) of Receipt and Delivery

(in each gathering system) under the Agreement.

               (ii)  "Imbalance Percentage."  For purposes of this Article,

"Imbalance Percentage" for each gathering system under this Agreement shall mean a fraction, expressed in terms of percentage, the numerator of which is the Imbalance in Dth in a gathering system in a Month and the denominator of which is total Dth received in that gathering system in the

Month for which the Imbalance is calculated.  The Imbalance Percentage shall be calculated separately for each set of corresponding Point(s) of

Receipt and Delivery (in each gathering system) under the Agreement.

          (b)  Resolution of Imbalances.  Shipper shall eliminate an

Imbalance by any method set forth in Section 2.4 within 60 Days following notification by Transporter of the Imbalance.  Any Imbalance not resolved within the 60-Day balancing period shall be eliminated by use of the Cash

Out provision set forth in Section 2.4(e) below.

          (c)  Balancing Upon Termination.  Upon termination of the

Agreement, any remaining Imbalance will be eliminated by use of one or more of the methods set forth in Section 2.4 at the earliest practicable date.

Provided, however, that any Imbalance not eliminated within 60 days of termination of the Agreement will be eliminated by the Cash Out provision set forth in Section 2.4(e) below, without application of the Index Price

Adjustment Factor.

          (d)  Prioritization of Payback Volumes.  Transporter shall schedule all gas being returned to Transporter to correct: Imbalances after all gas Tendered under firm and interruptible agreements has been scheduled.  However, should Imbalance quantities scheduled for payback not be delivered to Transporter without a minimum of 48 hours' notice, such quantities shall be subject to the provisions of Section 2.4(e) as of the end of the Month in which the gas as scheduled. Transporter shall schedule all gas being returned to Shipper to correct Imbalances consistent with the

Agreement governing the payback of gas.

     2.4  Imbalance Reduction or Elimination.
          ----------------------------------

          (a)  Payback Nominations.  Shipper may nominate payback

quantities to Transporter to reduce imbalances.  Transporter's acceptance of such nominations shall be subject to any operational constraints on

Transporter's gathering, transportation, and storage facilities at the time of such nominations.

          (b)  Imbalance Transfer, The term "Imbalance Transfer" shall refer to the process by which an individual Shipper's total Imbalances are reduced or eliminated by offsetting Imbalances under one or more of

Shipper's Agreements by Imbalances under one or more of Shipper's other

Agreements.  To be eligible for an Imbalance Transfer. the Imbalances must be at corresponding Point(s) of Receipt and Delivery in the same gathering system, subject to the same gathering rate and under the same class of service.  Upon request of Shipper.  Transporter shall permit an Imbalance

Transfer without any unduly discriminatory restrictions on Shipper's receipt point flexibility.  Provided, however, only those Imbalance

Transfers that reduce individual Agreement Imbalances will be permitted

(i.e., the maximum quantity which may be transferred is the smaller of the excess or shortfall under the Agreements affected by the transfer).

          (c)  Imbalance Swap.  The term "Imbalance Swap" shall refer to the process by which the total Imbalances of two Shippers are reduced or eliminated by offsetting Imbalances under one or more of one Shipper's

Agreements by Imbalances under one or more of another Shipper's Agreements.

To be eligible for an Imbalance Swap, the Imbalances must be at corresponding Point(s) of Receipt and Delivery in the same gathering system, subject to the same gathering rate and under the same class of service.

               (i)  Transporter will permit Imbalance Swaps, without any

unduly discriminatory restrictions on Shipper's receipt point flexibility;

provided, however, only those Imbalance Swaps that reduce individual

Agreement Imbalances will be permitted (i.e., the maximum quantity which may be swapped is the smaller of the excess or shortfall under the

*Agreements affected by the swap).

               (ii)  A shipper, acting without the assistance of

Transporter, may negotiate an Imbalance Swap arrangement with another

Shipper.

               (iii)  A Shipper may request, in writing, for Transporter to post on Transporter's electronic bulletin board, the Shipper's willingness and availability for an Imbalance Swap.  Such posting shall include the

Agreements to be included and the quantity to be encompassed by the

Imbalance Swap (by gathering area), the Shipper's contact names and phone numbers and any special conditions.

               (iv)  Shippers shall negotiate the terms of Imbalance Swaps among themselves.

               (v)  Shippers intending to implement an Imbalance Swap must so notify Transporter and Tender to Transporter a fully executed Imbalance

Swap Agreement in the form of the agreement included herein at the end of this Article.

          (d)  Applicable Charges.  Transporter shall not charge for

Imbalance Swaps or for Imbalance Transfers.

          (e)  Cash Out.  The term "Cash Out" shall refer to the reduction or elimination of an Imbalance by a payment made by Shipper to Transporter

(if the cumulative Thermal Content of the quantities received by Shipper or

Shipper's designee under the Agreement exceeds the cumulative Thermal

Content of the Receipt Quantities less fuel reimbursement) or by

Transporter to Shipper (if the cumulative Thermal Content of the Receipt

Quantities less fuel reimbursement exceeds the cumulative Thermal Content of the quantities received by Shipper or Shipper's designee).  This payment shall be calculated pursuant to this Section 2.4(e).  Payment of a Cash Out charge will result in reduction of Shipper's Imbalance by the Imbalance

Cashed Out.  In the event of a Cash Out payment by Shipper to Transporter,

Shipper shall also pay the gathering charges applicable in the month of the

Cash Out on the quantity of gas Cashed Out.

               (i)  "Index Price" shall mean the applicable price published in Inside FERC's Gas Market Report as the final monthly index price for the
   -------------------------------
Month in which the Imbalance is being resolved.  The Index Prices for the

Northern and Southern/Central Gathering Systems shall be:

    South of Denver - Simple average of prices published for ANR-Oklahoma,
                      NGPL-Oklahoma, NNG-Oklahoma, and PEPL-Oklahoma.

    North of Denver - CIG-Rocky Mountains

     If the Gas Market Report is unavailable, Transporter shall base the

Index Prices on index prices posted in a similar publication.  The applicable Index Prices shall be stated in Dth's.  Transporter shall post the Index Prices on Transporter's electronic bulletin board during the

Month the Index Prices are effective.

               (ii)  Determination of Cash Out Payment.  For purposes of

Cash Out, Shipper's Imbalance Percentage shall be distributed among Cash

Out Layers as reflected below.  The portion of the Shipper's Imbalance

Percentage that is distributed to a particular Cash Out Layer is the

"Distributed Imbalance Percentage".  The total Cash Out payment due to

Transporter from Shipper or to Shipper from Transporter shall be the sum of the amounts calculated for each Cash Out Layer for the Imbalance to be reduced or eliminated.  The amount attributable to each Cash Out Layer shall be calculated by multiplying the MMBtu that underlie the Distributed

Imbalance Percentage to be reduced or eliminated times the appropriate

Index Price under Section 2.4(e)(I) times the applicable Index Price

Adjustment Factor determined as follows:

                        Index Price Adjustment Factor
                        -----------------------------

Cash Out          Distributed           (If Gas Is Due     (If Gas Is Due
 Layer        Imbalance Percentage       Transporter)          Shipper)
--------      --------------------      --------------     --------------

   1                0  -  5%                 1.0                1.0
   2               >5% - 10%                 1.10               0.90
   3              >10% - 15%                 1.15               0.85
   4              >15% - 20%                 1.20               0.80
   5              >20%                       1.25               0.75

               (iii)  Imbalances related to higher Cash Out Layers shall be

Cashed Out before those related to lover Cash Out Layers (i.e., Imbalances in Layer 5 will be Cashed Out before Imbalances in Layer 4, those in Layer

4 will be Cashed Out before those in Layer 3, etc.).

               (iv)  Cash Out payments due Shipper or Transporter shall be subject to the provisions of Article 10 of these General Terms and

Conditions.

                           IMBALANCE SWAP AGREEMENT

                                   between

                       COLORADO INTERSTATE GAS COMPANY

                                     and

                            ---------------------

                                     and

                            ---------------------

                            DATED:
                                   -------------

                          IMBALANCE SWAP AGREEMENT


     This Agreement is made and entered into this ___ day of ________,19__, by and between Colorado Interstate Gas Company ("Transporter"), Shipper A ("A"), and Shipper B ("B").

                                 WITNESSETH

     WHEREAS A has one or more Gathering Agreements with Transporter; and

     WHEREAS B has one or more Gathering Agreements with Transporter; and

     WHEREAS A and B have opposing gathering imbalances due to or by Transporter under such Gathering Agreements; and

     WHEREAS A and B desire to resolve all or a part of their respective gathering imbalances with Transporter.

     NOW, THEREFORE. A, B, and Transporter agree as follows:

     1. A and B desire to reduce their respective imbalances by _______MMBtu, including imbalances related to each Point of Delivery under Paragraph 2 below. As of ___________ , 19__, the net imbalance under A's Gathering Agreement(s) due to Transporter and under B's Gathering
Agreement(s) due from Transporter is equal to or in excess of the quantities for the Point(s) of Delivery listed in Paragraph 2 below.

     2. To such end, A and B mutually agree to exchange _______MMBtu of their respective imbalances, the content of which is:

            Shipper A                         Shipper B
--------------------------------  -------------------------------
            Gathering                         Gathering
             System                            System
             Point(s)                          Point(s
Agreement   Of Delivery   MMBtu   Agreement   Of Delivery  MMBtu
---------   -----------   -----   ---------   -----------  -----

     3. Transporter agrees to effect the exchange proposed by A and B such that an off-setting reduction of the imbalances due to Transporter by A (at the Point(s) of Receipt upstream of the Point(s) of Delivery listed above) and due to B by Transporter (at the corresponding Point(s) of Delivery listed above) under their respective Agreements will result.

     4. Transporter, A and B agree that the exchange of ______MMBtu as set forth herein is final. Any change of fact, including required retroactive adjustments, which may affect the beginning imbalances referenced in this Agreement will only affect the Agreement under which the imbalance occurred and will not affect the exchange resulting from execution of this Agreement.

     5. Transporter shall not revise the original billing for the quantities affected by this Imbalance Swap Agreement. The Shipper billed for gathering of the quantities swapped hereunder shall remain responsible for payment of such charges.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement.

SHIPPER A

By _______________________

SHIPPER B

By _______________________

COLORADO INTERSTATE GAS C0MPANY

By _______________________

ARTICLE 3 - APPLICABLE RATE, INCORPORATION BY REFERENCE
-------------------------------------------------------

     3.1  Rate.  The rates for service hereunder shall be as listed on
          ----
Appendix "A", which is attached to the Gas Gathering Agreement and made a part thereof.  The rates hereunder shall not exceed the maximum rates nor be less than the minimum rates for gathering set forth in Transporter's

FERC Gas Tariff.

     3.2  Charges.   Shipper shall each Month be charged an amount obtained
          -------
by multiplying the Commodity Rate by the Receipt Quantity for that Month for each gathering system.

     3.3   Changes in Rates and Terms.  If the FERC directly or
           --------------------------
indirectly requires changes in the costs attributable to the gathering service hereunder, then, effective as of the date of such change, the gathering rate(s) applicable to the service provided hereunder shall be changed to reflect the full recovery of costs attributed to such service,

including retroactive recovery of costs where the gathering rate(s)

applies.  If the FERC directly or indirectly imposes any area or system wide maximum rate for gathering, or otherwise requires an adjustment to the gathering rate(s) and such action(s) places Transporter in a position which is not economically or contractually equivalent to the position originally agreed upon, Transporter shall so notify Shipper.  Upon receipt of such notice, the Parties shall commence discussions within 10 Days and thereafter diligently pursue, in good faith, the negotiation and execution of an amendment to this Agreement which results in the Parties being placed in the same economic and contractual position originally agreed upon.  If the Parties are unable to reach agreement in such negotiations within a reasonable time (as determined by either Party in good faith), either Party may terminate this Agreement upon 10 Days' prior written notice.

ARTICLE 4 - PRIORITY OF SERVICE AND ALLOCATION OF CAPACITY
----------------------------------------------------------

     4.1  Priority of Service Status and Allocation of Capacity Procedures.
          ----------------------------------------------------------------
Shippers for whom Transporter has agreed to provide firm service shall have priority over Shippers for whom service is provided on an interruptible basis.  If capacity is unavailable to provide gathering service for all firm quantities nominated, then available capacity shall be allocated pro rata on the basis of Point of Delivery Quantity separately in each gathering system where capacity is less than firm nominations.

     Shippers for whom Transporter has agreed to provide interruptible service shall have priority according to the rate paid for gathering service.  If capacity must be allocated between interruptible Shippers for any reason, quantities for the Shipper paying the highest rate shall be scheduled first, quantities for the Shipper paying the second highest rate shall be scheduled second, etc., until all available capacity has been scheduled.  In the event that two or more Shippers are paying the same rate and capacity must be allocated between them, such allocation will be done pro rata on the basis of nominations.

     4.2  Protection of Life and Property.  Transporter and Shipper shall
          -------------------------------
collaborate in making receipt or Delivery adjustments, if possible, which may be necessary to avoid or forestall injury to life or property.

     4.3  Liability for Interruption.  If service under this Agreement is
          --------------------------
interrupted, Transporter shall not be liable for damages resulting from the implementation of the procedures described herein, except to the extent that such interruption of gathering is shown to be the result of gross negligence or gross misfeasance by Transporter.

ARTICLE 5 - TERMINATION
-----------------------

     5.1  Termination Obligation.  Termination of this Agreement shall not
          ----------------------
relieve Transporter and Shipper of the obligation under Article 2 to correct any imbalances hereunder, or Shipper of the obligation to pay money due hereunder to Transporter.

ARTICLE 6 - OTHER OPERATING PROVISIONS
--------------------------------------

     6.1  Monthly Nominations. The following monthly nomination procedures
          -------------------
shall apply.  Prior to the initiation of service hereunder, and prior to the first Day of each Month thereafter, Shipper shall provide Transporter with a written schedule showing its best estimate of daily Dth to be

Tendered to Transporter at each Point of Receipt and the Dth to be Tendered to Shipper by Transporter at each Point of Delivery during the next succeeding Month.  Nominations shall be sent by facsimile or electronically to the attention of Transporter's Volume Management/Gathering Department on

or before the time and day provided in Transporter's then-effective tariff for the submittal of first-of-the-month nominations under Rate Schedule

TI-1.

     6.2  Daily Nominations.  Unless otherwise agreed, Shipper or its agent
          -----------------
shall make daily nominations by facsimile or electronically to Transporter to verify any changes in Dth which Shipper intends to Tender at the Points of Receipt or Delivery.  Such nominations shall be made to Transporter's

Volume Management/Gathering Department on or before the time and day provided in Transporter's then-effective tariff for daily nominations under

Rate Schedule TI-1.  Nominations shall include both anticipated Dth at

Point(s) of Receipt and Dth to be Delivered by Transporter at Point(s) of

Delivery. Nominations shall be for operational planning purposes only.

Transporter is not responsible for assuring that the nominated quantities are actually Tendered by any third party at the Point(s) of Receipt.

     6.3  Allocation of Interests.  Prior to initial Tender at the Point(s)
          -----------------------
of Receipt and as often as changes occur thereafter, Shipper or Shipper's designee shall identify the working interest owners and shall provide

Transporter with the Dth for each owner for all Points of Receipt.  Such

Dth shall be confirmed with the well operator and shall be the basin of

Transporter's allocation of gas from each Point of Receipt pursuant to service hereunder.  In the event that the well operator does not provide confirmation for allocation of gas, such allocation will be pro rata based on nominations.

     6.4  Creditworthiness.  Transporter shall not be required to commence
          ----------------
service or to continue to perform service for any Shipper who fails to demonstrate creditworthiness an reasonably determined by Transporter.

Transporter's determination of creditworthiness shall be based upon a review of Shipper's financial statements, bank references, trade references, and such other information relating to Shipper's financial status, obligation payment history, and other relevant factors as may be necessary to satisfy Transporter that Shipper is creditworthy.  Upon

Shipper's request, Transporter shall provide a written explanation of any credit limitation applied to Shipper.  Transporter may require Shipper to deposit with Transporter and maintain on prepaid account, or to establish and maintain in an escrow account, an amount equal to Transporter's estimate of three Months of the charges for performing such service.

Alternatively, Transporter may require Shipper to furnish, within 15 Days,

good and sufficient security, as determined solely by Transporter, of a continuing nature and in an amount equal to Transporter's estimate of three months of charges for performing said service, or may require such other measures as Transporter deems appropriate.  Transporter may, without waiving any rights or remedies it may have, suspend further service until such acceptable security is received by Transporter.  Upon Shipper's establishment of an acceptable credit record or upon expiration of the

Agreement, Transporter shall refund Shipper's deposit with interest accrued at rates set pursuant to 18 CFR Section 154.67.

     6.5  Planning Information.  Transporter may request planning
          --------------------
information as needed from time to time and Shipper shall comply with all reasonable requests.

     6.6  Minimum Receipt Quantity.  Receipt Quantities Tendered must be
          ------------------------
sufficient to operate Transporter's facilities.

     6.7  Right-of-Way.  Shipper grants, conveys, assigns, and delivers to
          ------------
Transporter such rights as it may have to construct and maintain pipelines and gathering lines on the leasehold or leaseholds from which the gas transported under this Agreement is produced.  Any rights conveyed by

Shipper to Transporter pursuant to this Agreement shall not terminate at the termination of this Agreement.

ARTICLE 7 - PRESSURE
--------------------

     7.1  Pressure at the Point(s) of Receipt.  Shipper shall cause the gas
          -----------------------------------
to be Tendered at the Point(s) of Receipt at a pressure sufficient to enter

Transporter's gathering system, provided Shipper shall not, except with the agreement of Transporter, be permitted to Tender the gas at any Point of

Receipt at a pressure in excess of the maximum allowable operating pressure of Transporter's facilities.

     7.2  Pressure at the Point(s) of Delivery.  Transporter shall cause
          -------------------------------------
the gas to be Delivered at the Point(s) of Delivery hereunder into the receiving pipeline facilities against the pressures prevailing from time to time.  Transporter, however, shall not be required to Deliver gas at pressures in excess of those specified for each Point of Delivery as set forth in Exhibit "B" of the Agreement, nor shall Transporter be required to install facilities or operate in a manner which Transporter deems unacceptable in order to achieve sufficient pressure to enter the receiving party's facilities.

ARTICLE 8 - QUALITY SPECIFICATIONS.
----------------------------------

     8.1  Specifications.  Unless otherwise agreed, Shipper warrants that
          --------------
all gas Tendered hereunder at each Point of Receipt and Point of Delivery shall comply with the following quality specifications:

          (a)  At a pressure of 14.73 p.s.i.a. and a temperature of 60 degrees Fahrenheit, such gas shall not contain more than:

               (i)  .25 grain of hydrogen sulphide per 100 cubic feet,

              (ii)  5 grains of total sulphur per 100 cubic feet,

             (iii)  10 parts per million (0.001 percent) by volume of

oxygen and each Party shall use every reasonable effort to keep such gas entirely free from oxygen,

              (iv)  3.0 percent by volume of carbon dioxide,

               (v)  7 pounds of water vapor per million cubic feet at

Points of Receipt and Points of Delivery within the states of Kansas,

Oklahoma, and Texas and 5 pounds of water vapor per million cubic feet in all other states.

          (b)  Such gas shall be commercial in quality and shall be free from any foreign material such as solids, sand, dirt, dust, gums, salt,

crude oil, water or hydrocarbons in the liquid phase, iron particles, and other objectionable substances, including but not limited to,

polychlorinated environment, which may be injurious to pipelines, people,

property, or the environment, which may interfere with its gathering or makes the gas unmarketable or unacceptable for delivery from Transporter's gathering facilities.

          (c)  At a pressure of 14.73 p.s.i.a. the Gross Heating Value of such as shall not be less than 968 Btus per cubic foot.

          (d)  The temperature of such gas shall not exceed 120 degrees

Fahrenheit; provided, however, if Transporter is required to dehydrate the gas at the Point(s) of Receipt, then the temperature of such gas shall not exceed 90 degrees Fahrenheit.

          (e)  The hydrocarbon dew point of such gas shall not exceed a temperature of 25 degrees Fahrenheit at the maximum pressure specified in the Agreement, or the pressure existing at the Point of Receipt or Point of

Delivery, if higher.

          Notwithstanding the above, unless otherwise agreed by Transporter in writing, Transporter shall not be required to receive gas at any Point of Receipt which is of a quality inferior to that required by Shipper or a third party at any Point of Delivery under the Agreement.  Transporter shall not be liable to Shipper or a third party for any damages incurred as a result of Transporter's refusal to receive gas as a result of this provision.

     8.2  Quality Tests.  The Party operating the measuring equipment,
          -------------
using approved standard methods in general use in the gas industry, shall cause adequate tests to be made to determine the quality of the gas delivered hereunder. Such tests shall be made at intervals frequently enough to ensure that the gas conforms to the specifications hereof.

     8.3  Gross Heating Value Determinations.  The measuring Party shall
          ----------------------------------
determine or cause to be determined the monthly Gross Heating Value of gas delivered hereunder.  The required recording facilities or sampling devices shall be located at the Point(s) of Receipt or Point(s) of Delivery.

Unless otherwise mutually agreed, the following criteria shall apply:

          (a)  If the average daily measured quantity of gas is, or is expected to be, 5,000 Dth or greater, a recording calorimeter,

chromatograph, or other mutually agreeable equipment shall be utilized;

          (b)  If the average daily measured quantity of gas is less than

5,000 Dth but greater than 1,000 Dth, or if the measured quantity is attributed to more than one well, a continuous sampler shall be utilized;

and

          (c)  If the average daily measured quantity of gas is no greater than 1,000 Dth and is attributed to a single well, a spot sample shall be utilized and shall be taken at 12-month intervals, or more frequently, if necessary.

          For (b) and (c) above, the gas samples shall be analyzed in mutually agreeable laboratory facilities and the Gross Heating Value determined by component analysis.  Other than as provided above, the nonmeasuring Party shall have the right, upon written request, to have the measuring Party install, maintain, and operate a recording calorimeter or continuous sampler, in which event the nonmeasuring Party shall reimburse the measuring Party for the cost of acquiring and installing the requested facilities.

     8.4  Verification and Retesting.  The nontesting Party shall have the
          --------------------------
right upon written request to witness any test or Gross Heating Value determination, to inspect any equipment used, to obtain all relevant results, and to request a retest or redetermination.  In the event a retest or redetermination is requested and the results, for the questioned portion thereof, vary less than 2 percent from the previous test, the retesting

Party may recover from the requesting Party the actual costs of performing such retest or redetermination.

     8.5  Nonspecification Gas.  In the event that gas Tendered hereunder
          --------------------
fails to meet the specifications of Section 8.1 above, the measuring Party shall notify the other Party of such failure.  The receiving Party may refuse to accept such gas.  The Party Tendering nonspecification gas,

including, but not limited to, gas containing objectionable substances,

shall indemnify the receiving Party for any injury, damage, loss, or liability caused by such nonspecification gas, except to the extent the receiving Party knowingly and willingly accepts such nonspecification gas.

ARTICLE 9 - MEASUREMENT
-----------------------

     9.1  Measurement Facilities.  Unless otherwise agreed, gas received
          ----------------------
hereunder shall be measured by orifice meters to be installed and operated or caused to be installed and operated by Transporter at or near each Point of Receipt and at or near each Point of Delivery.  However, if adequate measurement facilities are already in existence at any such Point of

Receipt or Point of Delivery, such existing facilities shall be used.

Measurement responsibilities at Point(s) of Receipt and Point(s) of

Delivery shall be specified in the Agreement.

          If the meter(s) measuring the quantities of gas received by

Transporter at the Point(s) of Receipt also measures other quantities of gas, the quantities of gas received for gathering shall be determined by procedures established in Section 6.3.  If the meter(s) measuring the quantities of gas Delivered by Transporter for Shipper's account at the

Point(s) of Delivery also measures other quantities of gas, the quantities of gas delivered after gathering shall be determined by the allocations at the Point of Delivery on the downstream pipeline.

          All orifice meters shall be installed and operated in accordance with the specifications prescribed in AGA Report No. 3, entitled "Orifice

Metering of Natural Gas" including any appendices and any existing or subsequent revisions or amendments thereto.  The unit of measurement for gas delivered hereunder shall be 1 Dth, as defined in Article 1 hereof.

Unless otherwise stated, all quantities are to be specified in terms of such unit.  The average atmospheric pressure at each Point of Receipt or

Point of Delivery shall be determined by the measuring Party.

     9.2  Measurement Specifications.  The quantities of gas measured
          --------------------------
hereunder shall be computed in accordance with the specifications prescribed in said AGA Report No. 3.  Factors required in the computations to be made in accordance with said AGA Report No. 3 shall be determined from the following information:

          (a)  The temperature of the gas flowing through each meter shall be determined by the use of a recording thermometer and the arithmetical average of the temperatures so recorded during the time gas was flowing shall be used in computing measurements.

          (b)  The specific gravity of the gas shall be determined every 6

Months by the Party operating the meter, or more frequently if found necessary in practice at each meter, in accordance with an approved method commonly accepted in the gas industry.  The regular test shall determine the specific gravity to be used in computations in the measurement of gas deliveries until the next regular test, or until changed by special test.

          (c)  The Reynolds Number and Expansion Factor for wellhead measurement may be assumed to be 1.0 irrespective of the actual value of these factors.  In all instances other than wellhead measurement, the

Reynolds Number and Expansion Factor shall be determined for each meter for each chart cycle.  The average differential and static pressures recorded by each meter, each chart cycle, shall determine the value of these factors to be used in computing measurements.

          (d)  Deviation from Bovle's Law shall be determined in accordance with the American Gas Association NX-19 formula or AGA Report No. 8, where applicable. The arithmetic average of the pressure and temperature recorded during the time gas was flowing shall be used in the computations.  The pressure and temperature data shall be used in conjunction with data obtained from a compositional analysis of the gas which shall be verified at least once each year, or more frequently if found necessary in practice.

     9.3  Calibration of Equipment.  At least once each 3 Months the
          ------------------------
measuring equipment, including temperature recorders, is to be calibrated,

and adjusted if necessary, by the owning Party in the presence of a representative of the other Party, if such other Party chooses to be represented.

          If either Party at any time desires a special test of any

measuring equipment, it will promptly notify the other Party, and the

Parties will then cooperate to promptly secure a calibration test and a joint observation of any adjustments.

     9.4  Testing.  Each Party shall give to the other notice of the time
          -------
of all regular tests of measuring equipment and other tests called for herein sufficiently in advance of the holding of tests so that the other

Party may conveniently have its representative present.  If, upon any test,

the quantity measured by any measuring equipment is found to be inaccurate by 1.0 percent or more, registrations thereof shall be corrected at the rate of such inaccuracy for any period which is definitely known and agreed upon, but in case the period is not definitely known and agreed upon, then for a period extending back one-half of the time elapsed since the last date of calibration.  Following any test, measuring equipment found inaccurate shall be promptly adjusted to record as accurately as possible.

If for any reason measuring equipment is out of service and/or out of repair so that the amount of gas received or delivered cannot be measured or computed from the reading thereof, the gas received or delivered during the period such measuring equipment is out of service and/or out of repair shall be estimated and agreed upon by the Parties hereto upon the basis of the best data available, using the first of the following methods which is feasible:

          (a)  By correcting the error, if the percentage of error is ascertainable by calibration, test, or mathematical calculation.

          (b)  By using the registration of any check measuring equipment,

if installed and accurately registering.

          (c)  By estimating the quantities received or delivered based on quantities during periods of similar operating conditions when the measuring equipment was registering accurately.

     9.5  Check Meters.  Either Party hereto may, at its option and
          ------------
expense, install and operate check meters to check the other Party's measuring equipment, but measurements of gas for the purpose of this

Agreement shall be by means of the measuring equipment identified in this

Article, provided Shipper shall not install check meters on Transporter's facilities.  Check meters, if installed, shall be installed, operated, and maintained in accordance with the specifications prescribed in this Article

9.  Either Party's check meters shall be subject at all reasonable times to inspection and examination by the other, but the reading, calibration and adjustment thereof, and changing of charts shall be done only by the Party installing same.

     9.6  Measurement Review.  Each Party hereto shall, upon request,
          ------------------
furnish to the other Party at the earliest practicable time all charts and records of electronic measurement upon which it has based any statements of gas received or delivered. Such charts or records of electronic measurement shall be returned to the providing Party within a 30-Day period.  Each

Party shall have access to the other Party's records and books at all reasonable hours so far as they affect measurement and settlement hereunder.

     9.7  Electronic Flow Computers.  It is recognized that electronic or
          -------------------------
other types of flow computers have been developed that permit the direct computation of gas flows without the use of charts.  Additionally, the use of on-line gas chromatograph for Btu and specific gravity determinations can be used in conjunction with electronic flow computers. Where the substitution of these devices is deemed acceptable by Transporter, their use for the measurement required herein will be permitted.

     9.8  New Measurement Techniques.  If, at any time during the term
          --------------------------
hereof, a new method or technique is developed with respect to gas measurement or the determination of the factors used in such gas measurement, such new method or technique may be substituted by

Transporter.  Transporter shall promptly inform Shipper of any new technique adopted.

ARTICLE 10 - BILLING AND PAYMENT
--------------------------------

     10.1  Statement by Transporter.  On or before the last Day of each
           ------------------------
Month, Transporter shall submit to Shipper a statement setting forth information relevant to the transaction under the Agreement during the preceding Month, including the volume and Thermal Content delivered by

Transportar at the Point(s) of Delivery.

    10.2  Statement by Shipper.   Where Shipper operates the measurement
          -------------------
facilities or  where a third party is delivering gas for the account of

Shipper, Shipper or its agent shall submit to Transporter on or before the

5th business Day of each Month, a statement in reasonable detail setting forth the volume and Thermal Content of gas delivered to Transporter at the

Point(s) of Receipt during the preceding Month. Where Shipper or its agent is delivering quantities for Shipper's account and the account of third parties, Shipper or its agent shall provide Transporter and such third parties, at the time Shipper nominates under Article 6, with the necessary allocations required to properly account for the quantities delivered to

Transporter.

     10.3  Invoice and Payment.  Each Month Transporter shall invoice
           -------------------
Shipper for the charges payable by Shipper for services provided during the preceding Month.  Billing of the gathering Commodity Charge shall be on Dth received by Transporter at Point(s) of Receipt.  Shipper shall pay

Transporter such charges within 10 Days of the invoice date.  Should

Shipper fail to pay all invoiced amounts when due, Shipper shall pay

Transporter a late charge on the unpaid balance. Such late charge shall accrue on each Day from the due date at a rate of interest equal to that specified pursuant to 18 CFR Section 154.67 and compounded quarterly. If either principal or late charges become delinquent, any subsequent payments received shall first be applied to the late charges due, then to the previously outstanding principal due, and lastly, to the most current principal due.  Any unpaid late charges will be added to the outstanding principal balance for future late charge determination.  Subject to requirements of regulatory bodies having jurisdiction and without prejudice to any other rights and remedies available to Transporter under the law and this Agreement, Transporter shall have the right, but not the obligation,

to discontiunue service hereunder if any charges remain unpaid for 30 Days after the due date thereof.  Gathering of gas shall be resumed upon payment by Shipper of such unpaid charges.

     10.4  Estimates.  At the request of either Party, the other Party will
           ---------
furnish an estimate by the 10th Day of each Month of billing and payment data applicable to the preceding Month.  In the absence of actual data,

such estimate may be used as the basis for invoice and payment.  Any difference between actual data and estimated data shall be adjusted in the next Month.

     10.5  Corrections.  If an error is discovered in any statement
           -----------
submitted, the Party discovering the error shall give notice thereof to the other Party promptly after discovery. The error shall be correctted within

30 Days after the amount thereof has been confirmed between the Parties. No corrections shall be made for any error unless the Party gives notice thereof within 24 Months after the error was comitted.

ARTICLE 11 - FORCE MAJEURE
--------------------------

     11.1  Force Majeure.  In the event of either Party's being rendered,
           -------------
wholly or in part by force majeure, unable to carry out its obligations under the Agreement, it is agreed that when such Party gives notice and full particulars of such force majeure, in writing or by telephone, to the other Party which shall be done as soon as practicable after the occurrence of the causes relied on, then the obligations of the Parties hereto, other than its obligation to make payments of amounts due hereunder, so far as they are affected by such force majeure, shall be suspended during the continuance of any inability so caused, but for no  longer period, and such cause shall, so far as possible, be remedied with all reasonable  dispatch.

However, if quantities of Shipper's gas are destroyed by an event of force majeure while in Transporter's possession, the obligations of the Parties under the Agreement shall terminate with respect to the quantities lost.

     The term "force majeure" as employed herein shall include, but shall not be limited to, the inability of Shipper to transport gas downstream of the Point of Delivery under an interruptible transportation agreement, acts of God, strikes, lockouts or other industrial disturbances, acts of the public enemy or terrorists, wars, blockades, insurrections, riots,

epidemics, landslides, lightning, earthquakes, fires, storms, floods,

washouts, pipeline freezing, arrest and restraint of rulers and peoples,

civil disturbances, explosions, breakage or accident to machinery or lines of pipe, sudden partial or sudden entire failure of wells, failure to obtain materials and supplies due to goverrmental regulations, and causes of like or similar kind, whether herein enumerated or not, and not within the control of the Party claiming suspension, and which by the exercise of due diligence such Party is unable to overcome; provided that the exercise of due diligence shall not require settlement of labor disputes against the better judgment of the Party having the dispute.  The term "force majeure"

as employed herein shall also include, but shall not be limited to,

inability to obtain or acquire at reasonable cost, grants, servitudes,

rights-of-way, permits, licenses, or any other authorizations from third parties or agencies (private or govermental) or inability to obtain or acquire at reasonable cost necessary  materials or supplies to construct,

maintain, and operate any facilities required for the performance of any obligations under the Agreement, when any such inability directly or indirectly contributes to or results in either Party's inability to perform its obligations.  In events of force majeure, Transporter's responsibility will be limited to taking reasonable and prudent actions to eliminate or remedy such circumstances, and Transporter shall have no liability for any losses occasioned by events of force majeure.

ARTICLE 12 - INTERRUPTIONS OF SERVICE
-------------------------------------

     12.1  Alterations and Repairs.  Transporter shall have the right,
           -----------------------
without liability to Shipper, to interrupt the gathering of gas for

Shipper, when necessary to test, alter. modify, enlarge, or repair any facility or property comprising a part of, or appurtenant to, its system,

or otherwise related to the operation thereof. Transporter shall endeavor to cause a minimum of inconvenience to Shipper.  Except in cases of unforeseen emergency, Transporter shall give advance notice to Shipper of its intention to interrupt the gathering of gas, stating the anticipated timing and magnitude of each such interruption.

ARTICLE 13 - TAXES
------------------

     13.1  Taxes.  All production (including ad valorem-type production
           -----
taxes), gathering, delivery, sales, severance,  or other excise taxes or assessments upon the gas produced and delivered hereunder by Shipper to

Transporter,  which are now or hereafter in existence or authorized for collection by any state or other governmental agency or duly constituted authority, either directly or indirectly, shall be paid or caused to be paid by Shipper.

ARTICLE 14 - LIABILITY
----------------------

     14.1  Liability.  Subject to the provisions of Sections 4.3, 11.1, and
           ---------
16.1, each Party assumes full responsibility and liability arising from the installation, ownership, and operation of its pipelines and facilities and will hold the other Party harmless from any claim, loss, expense, or liability (except as otherwise specifically provided in this Agreement)

that such Party incurs on account of such installation, ownership, and operation. However, one Party will not be liable to the other Party for, or hold the other Party harmless from, any claims, loss, expense, or liability arising out of acts or omissions of third parties when such acts or omissions are not reasonably within the first Party's control.

ARTICLE 15 - WARRANTY
---------------------

     15.1  Warranty.  Each Party warrants that the title to, and right to
           --------
possession of, all gas delivered to the other Party  hereunder will at the time of delivery be free from all liens and adverse claims, and each Party shall indemnify the other Party against all damages, costs, and expenses of any nature whatsoever arising from every claim against said gas.

ARTICLE 16 - RESPONSIBILITY FOR GAS AND PRODUCTS
------------------------------------------------

     16.1  Responsibility for Gas.  Shipper shall be in exclusive control
           ----------------------
and possession of the gas until such has been received by Transporter at the Point(s) of Receipt and after such gas has been Delivered by

Transporter at the Point(s) of Delivery.  Transporter shall be in exclusive control and possession of such gas while it is in Transporter's possession.

Subject to the provisions of Sections 4.3, 11.1, and 14.1, the Party which is or is deemed to be in exclusive control and possession of such gas shall be responsible for all injury, damage, loss, or liability caused thereby.

Provided, however, that Transporter's responsibility with respect to

Shipper's gas shall be deemed to be met if Transporter exercises ordinary care in protecting such gas.

     16.2  Responsibility for Products.  Unless otherwise agreed,
           ---------------------------
Transporter may process or cause to be processed for the removal of

Products any gas received prior to the Delivery of same.   Transporter

shall nonetheless remain obligated to Deliver gas at the Point(s) of

Delivery which has the saw Thermal Content as that of the Receipt Quantity

(lease fuel reimbursement).  Unless otherwise agreed, Shipper shall have no further rights with respect to Products obtained by Transporter from the gas while the gas is in Transporter's possession.  Unless otherwise agreed,

title to all such Products shall vest in Transporter, and Shipper shall indemnify Transporter against all damages, costs, and expenses of any nature whatsoever arising from every claim against said Products or the right to payment for same.  If Shipper enters into a separate agreement for processing of Shipper's gas gathered under this Agreement, Shipper also shall enter into separate agreements with Transporter for gathering and transportation of Shipper's liquefiable gas to the processing plant.

ARTICLE 17 - WAIVER
-------------------

     17.1  Waiver.  The failure of either Party hereto at any time to
           ------
require performance by the other Party of any provision of the Agreement shall in no way affect the right of such Party thereafter to enforce the same, nor shall the waiver by either Party of any breach of any provision hereof by the other Party be taken or held to be a waiver by such Party of any succeeding breach of such provision, or as a waiver of the provision itself.

ARTICLE 18 - LIMITATION OF SERVICE
----------------------------------

     18.1  Limitation of Service.  Transporter shall not be required to
           ---------------------
perform service under the Agreement on behalf of any Shipper that fails to substantially comply with any and all of the terms and conditions of the

Agreement.

ARTICLE 19 - AMENDMENT
----------------------

     19.1  Amendment.  The Agreement shall be amended only by an instrument
           ---------
in writing executed by both Parties in writing.

ARTICLE 20 - MISCELLANEOUS
--------------------------

     20.1  Headings.  The headings contained in this Agreement and in the
           --------
General Terms and Conditions - Gathering are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     20.2  Applicable Law.  This Agreement shall be interpreted according
           --------------
to the laws of the State of Colorado, notwithstanding any conflict of laws principles which may require the application of the laws of another jurisdiction.

ARTICLE 21 - ASSIGNMENT
-----------------------

     21.1  Assignable Parties.  Except as provided under Article 6, this
           ------------------
Agreement may be assigned by either of the Parties to:

          (a)  any person, firm, or corporation acquiring all, or

substantially all, of the natural gas business of said Party;

          (b)  a trustee or trustees, individual or corporate, as security for bonds or other obligations or securities; but it may not be otherwise assigned without the consent of the other Party hereto.  Whenever any corporation is referred to herein, such reference shall be deemed to include the successors and assignees of such corporation.

     21.2  Assignment.  This Agreement shall be binding upon and inure to
           ----------
the benefit of the successors and assignees of each of the Parties hereto.

     21.3  Clarification of Use.  Unless expressly allowed by Transporter
           --------------------
in writing, gathering for other than the purposes expressly stated in the

Agreement shall not be provided.

                                 EXHIBIT "B"

                                     to

                   GAS GATHERING AGREEMENT - INTERRUPTIBLE

                                   between

                COLORADO INTERSTATE GAS COMPANY (Transporter)

                                     and

                 MESA OPERATING LIMITED PARTNERSHIP (Shipper)

                            DATE: October 1, 1993
                                  ---------------

     Point(s) of Receipt                          Well Name
     -------------------                          ---------

All Points Listed on the attached    All wells listed on the attached
"Master List of Gathering Receipt    "Master List of Gathering Receipt
Points" which are upstream of the    Points" which are upstream of the
Points of Delivery listed below      Points of Delivery listed below,
                                     which is updated automatically
                                     with new well connections and
                                     disconnections

                         Maximum
                         Pressure    Measuring
Point(s) of Delivery    (p.s.i.g.)     Party       Meter Number
--------------------    ----------   ---------     ------------

Lakin Master Meter          900      Transporter   CDP065864000
Sec.29, T24S, R36W
Kearny County, KS

H&P Sunflower               500      Transporter   CDP991652000
Sec. 29, T25S, R35W
Kearny County, KS

Hugoton K N Exchange        240      Transporter   INT991181000
Sec. 13, T25S, R36W
Kearny County, KS

                                EXHIBIT "B"

                                SCHEDULE 1

       POINTS OF RECIEPT, SHIPPER-OWNED GAS AND SHIPPER-OPERATED GAS

                      AMENDMENT DATED January 1, 1994

                                    to

                  GAS GATHERING AGREEMENT - INTERRUPTIBLE

                           DATED October 1, 1993

                                  between

                      COLORADO INTERSTATE GAS COMPANY

                                    and

                             MESA OPERATING CO.

                ACTING ON BEHALF OF ITSELF AND AS AGENT FOR
                    HUGOTON CAPITAL LIMITED PARTNERSHIP

                                                 Maximum
                                                 Pressure  Measuring   Location
Point(s) of Receipt         Well Name            (Note 1)     Party      Number
-------------------  --------------------------- --------  ----------  ------------

Stanton County, KS:
------------------
Sec. 22, T27S, R40W  Collingwood, A.J.1 (Note 4) (Note 2)  (Note 3)    CMP026790111
                     Collingwood 9-22 (Note 4)   (Note 2)  (Note 3)    CMP026718111
                     Wilson 1-22 (Note 4)        (Note 2)  (Note 3)    CMP097912111

Sec. 32, T27S, R40W  Cross J. L. 2 (Note 4)      (Note 2)  (Note 3)    CMP028390111
                     Cross 3-32 (Note 4)         (Note 2)  (Note 3)    CMP028395111

Sec. 30, T27S, R40W  Fraser, Nellie 1 (Note 4)   (Note 2)  (Note 3)    CMP036270111

Sec. 6, T28S, R40W   Floyd 3-9 (Note 4)          (Note 2)  (Note 3)    CMP035722111

Sec. 34, T27S, R40W  Mohney, Eugene 1 (Note 4)   (Note 2)  (Note 3)    CMP070760111
                     Mohney, E. 2-34 (Note 4)    (Note 2)  (Note 3)    CMP070761111
                     Mohney, E. 3-34 (Note 4)    (Note 2)  (Note 3)    CMP070812111

Sec. 26, T27S, R40W  Smith, Abbie E 1 (Note 4)   (Note 2)  (Note 3)    CMP086010111
                     Smith, A. E. 2-26 (Note 4)  (Note 2)  (Note 3)    CMP086011111
                     Smith, A. E. 3-26 (Note 4)  (Note 2)  (Note 3)    CMP086012111

Sec. 27, T27S, R40W  Timm R. K. 1 (Note 4)       (Note 2)  (Note 3)    CMP093200111
                     Timm 2-27 (Note 4)          (Note 2)  (Note 3)    CMP093205111
                     Winger, C. 7-27 (Note 4)    (Note 2)  (Note 3)    CMP098262111

Sec. 29, T27S, R40W  Williamson, Mary C.1(Note 4)(Note 2)  (Note 3)    CMP097810111
                     Williamson 2-29 (Note 4)    (Note 2)  (Note 3)    CMP097811111

Sec. 33, T27S, R40W  Winger, Clarence 1 (Note 4) (Note 2)  (Note 3)    CMP098060111
                     Winger, C. 10-33 (Note 4)   (Note 2)  (Note 3)    CMP098265111
                     Winger, C. 12-33 (Note 4)   (Note 2)  (Note 3)    CMP098267111

Sec. 28, T27S, R40W  Winger, Clarence 2 (Note 4) (Note 2)  (Note 3)    CMP098110111
                     Winger, C. 9-28 (Note 4)    (Note 2)  (Note 3)    CMP098264111
                     Winger, C. 13-28 (Note 4)   (Note 2)  (Note 3)    CMP098268111

Sec. 21, T27S, R40W  Winger, Clarence 4 (Note 4) (Note 2)  (Note 3)    CMP098210111
                     Winger, C. 8-21 (Note 4)    (Note 2)  (Note 3)    CMP098263111
                     Winger, C. 15-21 (Note 4)   (Note 2)  (Note 3)    CMP098270111

Sec. 35, T27S, R40W  Winger, Clarence 5 (Note 4) (Note 2)  (Note 3)    CMP098260111
                     Winger, C. 6-35 (Note 4)    (Note 2)  (Note 3)    CMP098261111
                     Winger, C. 16-35 (Note 4)   (Note 2)  (Note 3)    CMP098271111

Sec. 23, T27S, R40W  Winger, T. R. 1 (Note 4)    (Note 2)  (Note 3)    CMP098310111
                     Winger, T. R. 2-23 (Note 4) (Note 2)  (Note 3)    CMP098311111
                     Winger, T. R. 3-23 (Note 4) (Note 2)  (Note 3)    CMP098312111

Sec. 16, T27S, R40W  Baughman 3-16                         (Note 3)    CMP006980111
                     Baughman 2                            (Note 3)    CMP006970111

Sec. 5, T28S, R40W   Baughman 6-16                         (Note 3)    CMP006990111

Sec. 8, T28S, R40W   Cooper, E. D. 1                       (Note 3)    CMP027090111

Sec. 9, T28S, R40W   Floyd, Eugene 1                       (Note 3)    CMP035720111
                     Floyd 2-9                             (Note 3)    CMP035721111

Sec. 4, T28S, R40W   Winger, Clarence 3                    (Note 3)    CMP098160111
                     Winger, C. 11-4                       (Note 3)    CMP098266111
                     Winger 14-4                           (Note 3)    CMP098269111

Hamilton County, KS:
-------------------
Sec. 5, T26S, R39W   Akers, Barney 1                       (Note 3)    CMP001630111
                     Akers, Barney 2-5                     (Note 3)    CMP001631111

Sec. 9, T26S, R39W   Brothers I.S. #1                      (Note 3)    CMP020620111
                     Brothers 4-9                          (Note 3)    CMP020700111
                     Brothers 5-9                          (Note 3)    CMP020710111

Sec. 3, T26S, R39W   Brothers 2-A                          (Note 3)    CMP020690111
                     Brothers 3-3                          (Note 3)    CMP020600111
                     Brothers 4-3                          (Note 3)    CMP020705111

Sec. 10, T26S, R39W  Federal Farm Mortgage 1-10            (Note 3)    CMP033758111
                     Lampe, John 1                         (Note 3)    CMP054990111

Sec. 36, T25S, R39W  Fields, R. S. 1-36                    (Note 3)    CMP035100111
                     Yingling, Effie R-1                   (Note 3)    CMP099850111
                     Yingling 2-36                         (Note 3)    CMP099853111

Sec. 36, T26S, R40W  Heltemes 1-36                         (Note 3)    CMP044140111
                     Heltemes, N. A. 2                     (Note 3)    CMP044210111
                     Heltemes 8-36                         (Note 3)    CMP044147111

Sec. 20, T26S, R39W  Frease, E.M. 1                        (Note 3)    CMP036420111
                     Frease, E.M. 2-20                     (Note 3)    CMP036421111
                     Frease, E.M. 4-20                     (Note 3)    CMP036423111

Sec. 25, T25S, R39W  Frease, E. M. 3-25                    (Note 3)    CMP036422111

Sec. 30, T26S, R39W  Hattrup, L. J. 1                      (Note 3)    CMP043310111
                     Hattrup 2-30                          (Note 3)    CMP043290111
                     Hattrup 3-30                          (Note 3)    CMP043295111

Sec. 19, T26S, R39W  Heltemes, N. A. 1                     (Note 3)    CMP044160111
                     Heltemes 4-19                         (Note 3)    CMP044143111
                     Heltemes 6-19                         (Note 3)    CMP044145111

Sec. 25, T26S, R40W  Heltemes 5-25                         (Note 3)    CMP044144111
                     Heltemes N. A. 3                      (Note 3)    CMP044260111
                     Heltemes 7-25                         (Note 3)    CMP044146111

Sec. 16, T26S, R39W  Hoffman, C. A. 1                      (Note 3)    CMP046460111
                     Hoffman, C. A. 2-16                   (Note 3)    CMP046340111
                     Hoffman 3-16                          (Note 3)    CMP046345111

Sec. 8, T26S, R39W   Lampe 1                               (Note 3)    CMP054940111
                     Lampe 2-8                             (Note 3)    CMP054900111

Sec. 10, T26S, R39W  Lampe 2-10                            (Note 3)    CMP054995111

Sec. 7, T26S, R39W   Mesa-Lowenberg 1-7                    (Note 3)    CMP068570111

Sec. 4, T26S, R39W   Rector, Oscar 1                       (Note 3)    CMP078930111
                     Rector 2-4                            (Note 3)    CMP078929111
                     Rector 3-4                            (Note 3)    CMP078928111

Hugoton Field:
-------------

Sec. 17, T26S, R39W  Stucky, Martin 1                      (Note 3)    CMP091650111
                     Stucky 2-17                           (Note 3)    CMP091651111
                     Stucky 3-17                           (Note 3)    CMP091415111

Haskell County, KS:
------------------
Sec. 36, T30S, R32W  Bird A-1                              Transporter CMP008820111

Sec. 6, T29S, R34W   Burton -1                             Transporter CMP021770111
                     Burton A-2                            Transporter CMP021780111
                     Burton A-3                            Transporter CMP021781111

Sec. 33, T28S, R34W  Eubank, M. H. 1             (Note 5)  Transporter CMP032270111
                     Eubank 2-33                 (Note 5)  Transporter CMP032175111

Sec. 28, T28S, R34W  Eubank, M. H. A-1           (Note 5)  Transporter CMP032020111
                     Eubank, M. H. A-2           (Note 5)  Transporter CMP032365111

Sec. 23, T28S, R34W  Eubank, M. HB-1                       Transporter CMP032120111
                     Eubank, M. H. B-2                     Transporter CMP032366111

Sec. 7, T28S, R34W   Eubank, M. H. C-1                     Transporter CMP032170111
                     Eubank C-5                            Transporter CMP032174111

Sec. 30, T28S, R34W  Green C-1                             Transporter CMP039630111

Sec. 30, T28S, R33W  Laird B-1                             Transporter CMP054690111
                     Green C-3                             Transporter CMP039632111

Sec. 1, T29S, R34W   Dennis B-2                  (Note 5)  Transporter CMP029465111

Sec. 1, T29S, R34W   Dennis CG B-1               (Note 5)  Transporter CMP029450111

Sec. 4, T29S, R34W   Gregg, E. M. 1              (Note 5)  Transporter CMP039930111
                     Gregg A-2                   (Note 5)  Transporter CMP039928111
                     Gregg A-3                   (Note 5)  Transporter CMP039929111

Sec. 32, T28S, R34W  Gregg 8-32                  (Note 5)  Transporter CMP039933111
                     McCoy, Frank 1              (Note 5)  Transporter CMP064480111
                     McCoy 4-32                  (Note 5)  Transporter CMP064495111

Sec. 2, T27S, R34W   Gunnell 1                             Transporter CMP040230111
                     Gunnell 1-A                           Transporter CMP040231111

Sec. 35 T27S, R34W   Baughman C-3                          Transporter CMP007072111
                     Baughman JW C-1                       Transporter CMP007070111

Sec. 15, T28S, R34W  Home Royalty Assn. 1                  Transporter CMP046660111
                     Home Royalty Assn. 2                  Transporter CMP046661111

Sec. 3, T28S, R34W   Jones C-1                             Transporter CMP051110111
                     Jones C-2                             Transporter CMP051111111

Sec. 24, T28S, R34W  Lemon A-1                             Transporter CMP055390111

Sec. 25, T28S, R34W  Lemon B-1                             Transporter CMP055440111
                     Lemon A-2                             Transporter CMP055391111
                     Lemon B-2                             Transporter CMP055441111

Sec. 9, T29S, R33W   Lemon C-1                   (Note 5)  Transporter CMP055490111
                     Lemon C-2                   (Note 5)  Transporter CMP055491111

Sec. 1, T29S, R34W   Light D-1                   (Note 5)  Transporter CMP055960111

Sec. 3, T29S, R34W   Moody C-2                   (Note 5)  Transporter CMP026745111
                     Moody C-3                   (Note 5)  Transporter CMP071165111

Sec. 2, T29S, R34W   Onions 1                    (Note 5)  Transporter CMP075060111
                     Onions A-2                  (Note 5)  Transporter CMP075061111

Sec. 21, T28S, R33W  Orth 1                                Transporter CMP075110111
                     Orth A-2                              Transporter CMP075115111

Sec. 30, T28S, R33W  Laird B-2                             Transporter CMP054691111
                     Laird CC B-1                          Transporter CMP054690111

Sec. 31, T28S, R34W  Pickens 1                             Transporter CMP076760111
                     Pickens A-2                           Transporter CMP076751111
                     Pickens A-3                           Transporter CMP076752111

Sec. 3, T29S, R34W   Rahenkamp 1                 (Note 5)  Transporter CMP078030111
                     Rahenkamp A-2               (Note 5)  Transporter CMP078035111

Sec. 27, T27S, R33W  Roy, Frank 3                (Note 5)  Transporter CMP080070111
                     Roy 9-27                    (Note 5)  Transporter CMP080195111

Sec. 34, T27S, R33W  Roy, Frank 4                (Note 5)  Transporter CMP080110111

Sec. 34, T27S, R33W  Roy 11-34                   (Note 5)  Transporter CMP080197111

Sec. 33, T27S, R33W  Roy, Frank 6                (Note 5)  Transporter CMP080190111

Sec. 33, T27S, R33W  Roy 10-33                   (Note 5)  Transporter CMP080196111

Sec. 13, T30S, R32W  Stevens B-1                           Transporter CMP090450111

Sec. 10, T28S, R34W  Stonestreet 1                         Transporter CMP090870111
                     Stonestreet A-2                       Transporter CMP090875111

Sec. 6, T29S, R33W   Wheatley 1                  (Note 5)  Transporter CMP096810111
                     Wheatley 3-6                (Note 5)  Transporter CMP096812111

Sec. 29, T28S, R34W  Winsted 1                   (Note 5)  Transporter CMP098410111
                     Winsted 2-29                (Note 5)  Transporter CMP098413111
                     Winsted 4-29                (Note 5)  Transporter CMP098415111

Kearney County, KS:
------------------

Sec. 21, T24S, R38W  Swank 1-A                             Transporter CMP091850111

Sec. 9, T24S, R38W   Bakke-Wiatt 1-A                       Transporter CMP003340111

Sec. 17, T24S, R38W  Burnett 1-A                           Transporter CMP021471111

Finney County, KS:
-----------------

Sec. 32, T25S, R31W  Beach 1                               Transporter CMP007320111

Grant County, KS:
----------------
Sec. 5, T27S, R36W   Jarvis 1-A                            Transporter CMP049361111
                     Jarvis 1                              Transporter CMP049360111

Seward County, KS:
-----------------

Sec. 2, T31S R32W    Bird B-1                              Transporter CMP008870111


                                             Maximum
                                             Pressure
Point(s) of Delivery                        (p.s.i.g.)                  Location Number
--------------------                        ----------                  ---------------------

Lakin Master Meter                             920                      CDP065864000
Sec. 29, T24S, R36W
Kearny County, KS

H&P Sunflower                                  500                      CDP991652000
Sec. 29, T25S, R35W
Kearny County, KS

Hugoton KN Exchange                           240                       INT9911810000
Sec. 13, T25S, R36W
Kearny County, KS

Satanta                                      (Note 6)                   CDP991830000
Sec. 5, T30S, R35W
Grant County, KS

NOTES:     (1)  Delivery shall be at pressures necessary to make delivery into Transporter's facilities against the pressures existing therein from time to time but shall not exceed the design pressure of such facilities.

           (2) Transporter shall use its good faith efforts to operate the Hugoton Gathering System at the Lateral Interconnections in Stanton County, Kansas at pressures not in excess of 125 psig. In no event shall the pressure exceed 137 psig. Transporter's pressure commitment shall be subject to Shipper's compression on Transporter's F54-8" and/or F51-8" laterals not causing Transporter's gathering system pressure to exceed these limits, provided that the pressure commitment shall apply if Shipper is compressing 7,500 Mcf per day or less through Shipper's compression on Transporter's F54-8" and/or F51-8" laterals. The Lateral Interconnections are:

                (a)  Lateral west of the interconnect with F54-8" in
                     Section 33, T27S, R40W.
                (b)  Lateral east of the interconnect with F54-8" in
                     Section 33, T27S, R40W.
                (c)  Lateral west of the interconnect with F54-8" in
                     Section 28, T27S, R40W.
                (d)  Lateral east of the interconnect with F54-8" in
                     Section 33, T27S, R40W.
                (e)  Lateral east of the interconnect with F9-10" in
                     Section 21, T27S, R40W.
                (f)  Lateral east of the interconnect with F9-10" in
                     Section 15, T27S, R40W.

                If the pressures at one or more of the interconnect points described above are exceeded any time, Shipper shall provide written notification to Transporter of such actual pressures. Upon verification and provided that Shipper's compression is in compliance with the limitations above, Transporter, as soon as practicable but not more than 120 days after such notification, excluding any days of delay in obtaining rights-of-way, shall install solely at its cost, compression, loopline or any other facilities necessary to achieve the required pressure at that location. In the event that Transporter encounters a delay or is prevented from obtaining rights-of-way, Shipper may obtain such rights-of-way satisfactory to Transporter, and shall assign same to Transporter, and Transporter shall reimburse Shipper for the cost of such rights-of-way.

           (3) Shipper operates Transporter's meters at Shipper's wells upstream of the White Bear Meter Point (CDP991828000) in Hamilton County, Kansas. Each month, Shipper's Dth from these wells shall be determined as follows:

                    Gross Metered Dth at White Bear
                         Add: Transporter's Fuel Usage at Hugoton Field Compressor #5
                    Total White Bear Dth
                         Less:     Dth Measured by Transporter at
                                   Transporter Operated Meter Stations
                          Upstream of White Bear
                    Calculated Shipper White Bear Dth
                         Less: Third Party Dth, if any, included in Shipper Operated Measurement
                         Upstream of White Bear
                    Equals Shipper Dth at white Bear Meter Point

                Shipper will furnish Transporter monthly measurement information on each well operated by Shipper as stated in the June 1, 1994 Letter Agreement. The location numbers for the individual wells are listed for information only.

           (4) Under the provisions of the Letter Agreement between the Parties dated January 5, 1994, these wells behind the White Bear Meter Point received a rate discount. Monthly billing for the wells entitled to this discount shall be governed by Transporter's January 17, 1994 letter described in Footnote 2 of Appendix "A" detailing invoice procedures.

           (5) Transporter shall maintain a monthly average pressure not to exceed 85 psig at the interconnection point of Transporter's F2617-4", F2607-4", F2606-4" and F-28-8"
                gathering lines and Transporter's F1L-12" gathering trunkline and F50-4" gathering line at the interconnect point with Transporter's F1-16" gathering trunkline. transporter shall install solely at its cost the necessary pressure measuring equipment at such points and shall grant Shipper access to the site and equipment so that Shipper can monitor pressure. If the pressures at one or more of the locations described above are exceeded for three consecutive months, Shipper shall provide written notification to Transporter of such actual pressure. Upon verification, Transporter, as soon as practicable but not more than 120 days after such notification, excluding any days of delay in obtaining rights-of-way, will install solely at its cost, compression, loopline or any other facilities necessary to achieve the required pressures at that location. In the event that Transporter encounters a delay or is prevented from obtaining rights-of-way, Shipper may obtain such rights-of-way satisfactory to Transporter, and shall assign same to Transporter, and Transporter shall reimburse Shipper for the cost of such rights-of-way.

           (6) Transporter's maximum delivery obligation is 15,000 Mcf per day at 100 psig. Shipper shall install, maintain and operate its facilities to provide for a constant pressure of 100 psig at the Point of Delivery.

                                  EXHIBIT "B"

                                  SCHEDULE 2

                      POINTS OF RECEIPT, SHIPPER-NEW GAS
                        AMENDMENT DATED January 1, 1994

                                      to

                   GAS GATHERING AGREEMENT - INTERRUPTIBLE

                             DATED October 1, 1993

                                    between

                           COLORADO INTERSTATE GAS CO.

                                      and

                                MESA OPERATING CO.

                   ACTING ON BEHALF OF ITSELF AND AS AGENT FOR
                        HUGOTON CAPITAL LIMITED PARTNERSHIP


                                  Maximum    Measuring   Location
Point(s) of Receipt   Well Name   Pressure     Party      Number
-------------------   ---------   --------   ---------   --------




                 NO GAS SUBJECT TO THIS SCHEDULE AT THIS TIME.

                                  EXHIBIT "B"

                                  SCHEDULE 3

               POINTS OF RECEIPT, SHIPPER DIRECTLY-CONNECTED GAS

                        AMENDMENT DATED January 1, 1994

                                      to

                             GAS GATHERING AGREEMENT

                             DATED October 1, 1993

                                    between

                           COLORADO INTERSTATE GAS CO.

                                      and

                                MESA OPERATING CO.

                   ACTING ON BEHALF OF ITSELF AND AS AGENT FOR
                        HUGOTON CAPITAL LIMITED PARTNERSHIP


                                  Maximum    Measuring   Location
Point(s) of Receipt   Well Name   Pressure     Party      Number
-------------------   ---------   --------   ---------   --------




                 NO GAS SUBJECT TO THIS SCHEDULE AT THIS TIME.

                                            COLORADO INTERSTATE GAS COMPANY
                                        MASTER LIST OF GATHERING RECEIPT POINTS
                                                     AS OF 09/10/93
                                           HUGOTON/PANOMA AREA      G   2    LAM

                              COUNTY                                    LOCATION
SECTION   TOWNSHIP   RANGE     NAME      STATE      WELL NAME            NUMBER             MEASURING PARTY
-----------------------------------------------------------------------------------------------------------------------

027       023S       035W     KEARNY     KS     STEENIS            1    090390111     COLORADO INTERSTATE GAS CO
013       030S       032W     HASKELL    KS     STEVENS            B-1  090450111     COLORADO INTERSTATE GAS CO
020       024S       036W     KEARNY     KS     STINCHCOMB         1    090510111     COLORADO INTERSTATE GAS CO
020       024S       036W     KEARNY     KS     STINCHCOMB 1-2-20       090511111     COLORADO INTERSTATE GAS CO
010       028S       034W     HASKELL    KS     STONESTREET        1    090870111     COLORADO INTERSTATE GAS CO
014       029S       032W     HASKELL    KS     STOOPS             A-1  091230111     COLORADO INTERSTATE GAS CO
017       026S       039W     HAMILTON   KS     STUCKEY 3-17            091415111     COLORADO INTERSTATE GAS CO
029       028S       034W     HASKELL    KS     STUCKY LAN         2-29 091410111     COLORADO INTERSTATE GAS CO
017       026S       039W     HAMILTON   KS     STUCKY M           1    091650111     COLORADO INTERSTATE GAS CO
017       026S       039W     HAMILTON   KS     STUCKY M           2-17 091651111     COLORADO INTERSTATE GAS CO
029       028S       034W     HASKELL    KS     STUCKY MOR         2-29 091470111     COLORADO INTERSTATE GAS CO
021       024S       038W     KEARNY     KS     SWANK              A-1  091850111     COLORADO INTERSTATE GAS CO
021       024S       038W     KEARNY     KS     SWANK              1    091830111     COLORADO INTERSTATE GAS CO
004       027S       036W     GRANT      KS     TATE               A-1  092210111     COLORADO INTERSTATE GAS CO
034       026S       036W     KEARNY     KS     TATE               B-1  092240111     COLORADO INTERSTATE GAS CO
003       027S       036W     GRANT      KS     TATE               C-1  092270111     COLORADO INTERSTATE GAS CO
018       025S       034W     FINNEY     KS     TATE               E-1  092272111     COLORADO INTERSTATE GAS CO
018       025S       034W     FINNEY     KS     TATE               1    092120111     COLORADO INTERSTATE GAS CO
032       024S       037W     KEARNY     KS     TATE               1    092140111     COLORADO INTERSTATE GAS CO
032       024S       037W     KEARNY     KS     TATE               1    092090111     COLORADO INTERSTATE GAS CO
036       025S       037W     KEARNY     KS     TATE               2    092150111     COLORADO INTERSTATE GAS CO
004       027S       036W     GRANT      KS     TATE               2-A  092151111     COLORADO INTERSTATE GAS CO
034       026S       036W     KEARNY     KS     TATE               2-B  092152111     COLORADO INTERSTATE GAS CO
003       027S       036W     GRANT      KS     TATE               2-C  092153111     COLORADO INTERSTATE GAS CO
002       026S       037W     KEARNY     KS     TATE               3    092180111     COLORADO INTERSTATE GAS CO
002       026S       037W     KEARNY     KS     TATE               4    092181111     COLORADO INTERSTATE GAS CO
004       027S       036W     GRANT      KS     TATE A-3                092155111     COLORADO INTERSTATE GAS CO
003       027S       036W     GRANT      KS     TATE C-3                092154111     COLORADO INTERSTATE GAS CO
021       023S       037W     KEARNY     KS     TATE CDP                092300000     COLORADO INTERSTATE GAS CO
021       023S       037W     KEARNY     KS     TATE V B           1    092300111     OSBORN HEIRS COMPANY
021       023S       037W     KEARNY     KS     TATE V B (C/G)     1-A  092301111     COLORADO INTERSTATE GAS CO
032       024S       037W     KEARNY     KS     TATE 1-2-32             092159111     COLORADO INTERSTATE GAS CO
036       025S       037W     KEARNY     KS     TATE 2-2-36             092160111     COLORADO INTERSTATE GAS CO
036       025S       034W     FINNEY     KS     TAYLOR             A-1  092361111     COLORADO INTERSTATE GAS CO
036       025S       034W     FINNEY     KS     TAYLOR             1    092360111     COLORADO INTERSTATE GAS CO
006       026S       033W     FINNEY     KS     THOMAS             1-2  092439111     KN ENERGY INC
006       026S       033W     FINNEY     KS     THOMAS 1-I              092445111     KN ENERGY INC
024       025S       039W     HAMILTON   KS     THORNBROUGH U S A  1    093140111     COLORADO INTERSTATE GAS CO
024       025S       039W     HAMILTON   KS     THORNBROUGH USA    2    093141111     COLORADO INTERSTATE GAS CO
027       027S       040W     STANTON    KS     TIMM R             1    093200111     COLORADO INTERSTATE GAS CO
027       027S       040W     STANTON    KS     TIMM 2-27               093205111     COLORADO INTERSTATE GAS CO
035       025S       034W     FINNEY     KS     TULLET             A-1  093291111     COLORADO INTERSTATE GAS CO
035       025S       034W     FINNEY     KS     TULLETT            1    093290111     COLORADO INTERSTATE GAS CO
017       027S       034W     HASKELL    KS     TUNIS              A-1  093320111     COLORADO INTERSTATE GAS CO
017       027S       034W     HASKELL    KS     TUNIS              A-2  093321111     COLORADO INTERSTATE GAS CO
018       027S       034W     HASKELL    KS     TUNIS A-3               093322111     COLORADO INTERSTATE GAS CO
010       025S       034W     FINNEY     KS     U S A              1    094220111     COLORADO INTERSTATE GAS CO


                                            COLORADO INTERSTATE GAS COMPANY
                                        MASTER LIST OF GATHERING RECEIPT POINTS
                                                     AS OF 09/10/93
                                           HUGOTON/PANOMA AREA      G   2    LAM

                              COUNTY                                    LOCATION
SECTION   TOWNSHIP   RANGE     NAME      STATE      WELL NAME            NUMBER             MEASURING PARTY
-----------------------------------------------------------------------------------------------------------------------

017       025S       037W      KEARNY    KS     UNREIN             1    094060111     COLORADO INTERSTATE GAS CO
017       025S       037W      KEARNY    KS     UNREIN 1-2-17           094061111     COLORADO INTERSTATE GAS CO
017       025S       037W      KEARNY    KS     UNREIN 2-17             094062111     COLORADO INTERSTATE GAS CO
007       029S       033W      HASKELL   KS     UNRUH              B-1  094140111     COLORADO INTERSTATE GAS CO
018       026S       039W      HAMILTON  KS     UNRUH              1    094100111     COLORADO INTERSTATE GAS CO
013       021S       035W      KEARNY    KS     UNRUH              1    094101111     COLORADO INTERSTATE GAS CO
007       029S       033W      HASKELL   KS     UNRUH B-3               094142111     COLORADO INTERSTATE GAS CO
018       026S       034W      FINNEY    KS     USA                D-7  094344111     COLORADO INTERSTATE GAS CO
010       025S       034W      FINNEY    KS     USA                J-1  094346111     COLORADO INTERSTATE GAS CO
006       025S       034W      FINNEY    KS     USA 1-2                 094350111     COLORADO INTERSTATE GAS CO
031       030S       031W      HASKELL   KS     VAN BLARICUM       A-1  094550111     COLORADO INTERSTATE GAS CO
006       024S       036W      KEARNY    KS     VAN DOREN          1    094650111     COLORADO INTERSTATE GAS CO
006       024S       036W      KEARNY    KS     VAN DOREN C. UNIT  3    094660111     COLORADO INTERSTATE GAS CO
006       024S       036W      KEARNY    KS     VAN DOREN, CATHERINE 2  094655111     COLORADO INTERSTATE GAS CO
016       026S       031W      FINNEY    KS     VANDERREE          1    094600111     COLORADO INTERSTATE GAS CO
015       021S       034W      FINNEY    KS     VAUGHN             1    094710111     COLORADO INTERSTATE GAS CO
002       024S       038W      KEARNY    KS     VICKERS            1    094750111     COLORADO INTERSTATE GAS CO
002       024S       038W      KEARNY    KS     VICKERS            1-A  094751111     COLORADO INTERSTATE GAS CO
001       024S       038W      KEARNY    KS     VICKERS            2    094800111     COLORADO INTERSTATE GAS CO
001       024S       038W      KEARNY    KS     VICKERS            2-A  094801111     COLORADO INTERSTATE GAS CO
036       022S       037W      KEARNY    KS     VIRGINIA           1-A  094815111     COLORADO INTERSTATE GAS CO
003       026S       037W      KEARNY    KS     WAECHTER           A-1  095365111     COLORADO INTERSTATE GAS CO
003       026S       037W      KEARNY    KS     WAECHTER           1    095110111     COLORADO INTERSTATE GAS CO
007       025S       034W      FINNEY    KS     WAGNER             A-2  095150111     COLORADO INTERSTATE GAS CO
008       025S       034W      FINNEY    KS     WAGNER             A-3  095151111     COLORADO INTERSTATE GAS CO
005       025S       034W      FINNEY    KS     WAGNER             A-4  095152111     COLORADO INTERSTATE GAS CO
005       025S       034W      FINNEY    KS     WAGNER             5    095160111     COLORADO INTERSTATE GAS CO
007       025S       034W      FINNEY    KS     WAGNER             7    095210111     COLORADO INTERSTATE GAS CO
008       025S       034W      FINNEY    KS     WAGNER             8    095260111     COLORADO INTERSTATE GAS CO
005       025S       034W      FINNEY    KS     WAGNER 5-2              095170111     COLORADO INTERSTATE GAS CO
007       025S       034W      FINNEY    KS     WAGNER 7-2              095165111     COLORADO INTERSTATE GAS CO
008       025S       034W      FINNEY    KS     WAGNER 8-2              095175111     COLORADO INTERSTATE GAS CO
024       027S       034W      HASKELL   KS     WARD               1    095460111     COLORADO INTERSTATE GAS CO
024       027S       034W      HASKELL   KS     WARD A-2                095461111     COLORADO INTERSTATE GAS CO
026       028S       033W      HASKELL   KS     WATKINS            A-1  096070111     COLORADO INTERSTATE GAS CO
005       029S       033W      HASKELL   KS     WATKINS            1    096110111     COLORADO INTERSTATE GAS CO
024       030S       032W      HASKELL   KS     WATSON             E-1  096160111     COLORADO INTERSTATE GAS CO
011       030S       032W      HASKELL   KS     WATSON             1    065545111     NORTHERN NATURAL GAS PROD
010       030S       032W      HASKELL   KS     WEEKS              A-1  096410111     COLORADO INTERSTATE GAS CO
024       028S       032W      HASKELL   KS     WEIDNER            1    096460111     COLORADO INTERSTATE GAS CO
005       027S       031W      HASKELL   KS     WETIG              1    096660111     COLORADO INTERSTATE GAS CO
006       029S       033W      HASKELL   KS     WHEATLEY           1    096810111     COLORADO INTERSTATE GAS CO
012       026S       035W      KEARNY    KS     WHITE              A-1  097209111     COLORADO INTERSTATE GAS CO
009       026S       035W      KEARNY    KS     WHITE              A-2  097220111     COLORADO INTERSTATE GAS CO
013       026S       035W      KEARNY    KS     WHITE              A-3  097221111     COLORADO INTERSTATE GAS CO
001       024S       036W      KEARNY    KS     WHITE              1    097010111     COLORADO INTERSTATE GAS CO
009       026S       035W      KEARNY    KS     WHITE              1    097060111     COLORADO INTERSTATE GAS CO


                                            COLORADO INTERSTATE GAS COMPANY
                                        MASTER LIST OF GATHERING RECEIPT POINTS
                                                     AS OF 09/10/93
                                           HUGOTON/PANOMA AREA      G   2    LAM

                              COUNTY                                    LOCATION
SECTION   TOWNSHIP   RANGE     NAME      STATE      WELL NAME            NUMBER             MEASURING PARTY
-----------------------------------------------------------------------------------------------------------------------

012       026S       035W      KEARNY    KS     WHITE              2    097110111     COLORADO INTERSTATE GAS CO
013       026S       035W      KEARNY    KS     WHITE              3    097160111     COLORADO INTERSTATE GAS CO
001       024S       036W      KEARNY    KS     WHITE, ORLIE GAS U 2    097240111     COLORADO INTERSTATE GAS CO
012       031S       032W      SEWARD    KS     WHITNEY            1    097245111     COLORADO INTERSTATE GAS CO
015       024S       038W      KEARNY    KS     WIATT              1    097260111     COLORADO INTERSTATE GAS CO
015       024S       038W      KEARNY    KS     WIATT              1-A  097280111     COLORADO INTERSTATE GAS CO
009       024S       038W      KEARNY    KS     WIATT IMAN         1    097310111     COLORADO INTERSTATE GAS CO
005       026S       034W      FINNEY    KS     WILLIAM MOODY 3-5       071362111     COLORADO INTERSTATE GAS CO
034       022S       037W      KEARNY    KS     WILLIAMS ROYCE     1    097740111     COLORADO INTERSTATE GAS CO
034       022S       037W      KEARNY    KS     WILLIAMS ROYCE     1-A  097741111     COLORADO INTERSTATE GAS CO
029       027S       040W      STANTON   KS     WILLIAMSON M C     1    097810111     COLORADO INTERSTATE GAS CO
029       027S       040W      STANTON   KS     WILLIAMSON 2-29         097811111     COLORADO INTERSTATE GAS CO
025       023S       038W      KEARNY    KS     WILSON            1     097910111     COLORADO INTERSTATE GAS CO
025       023S       038W      KEARNY    KS     WILSON            1-A   097911111     COLORADO INTERSTATE GAS CO
022       027S       040W      STANTON   KS     WILSON            1-22  097912111     COLORADO INTERSTATE GAS CO
027       027S       040W      STANTON   KS     WINGER            7-27  098262111     COLORADO INTERSTATE GAS CO
021       027S       040W      STANTON   KS     WINGER            8-21  098263111     COLORADO INTERSTATE GAS CO
028       027S       040W      STANTON   KS     WINGER            9-28  098264111     COLORADO INTERSTATE GAS CO
033       027S       040W      STANTON   KS     WINGER            10-33 098265111     COLORADO INTERSTATE GAS CO
004       028S       040W      STANTON   KS     WINGER            11-4  098266111     COLORADO INTERSTATE GAS CO
033       027S       040W      STANTON   KS     WINGER C          1     098060111     COLORADO INTERSTATE GAS CO
028       027S       040W      STANTON   KS     WINGER C          2     098110111     COLORADO INTERSTATE GAS CO
004       028S       040W      STANTON   KS     WINGER C          3     098160111     COLORADO INTERSTATE GAS CO
021       027S       040W      STANTON   KS     WINGER C          4     098210111     COLORADO INTERSTATE GAS CO
035       027S       040W      STANTON   KS     WINGER C          5     098260111     COLORADO INTERSTATE GAS CO
035       027S       040W      STANTON   KS     WINGER C          6-35  098261111     COLORADO INTERSTATE GAS CO
023       027S       040W      STANTON   KS     WINGER T R        1     098310111     COLORADO INTERSTATE GAS CO
023       027S       040W      STANTON   KS     WINGER T R        2-23  098311111     COLORADO INTERSTATE GAS CO
023       027S       040W      STANTON   KS     WINGER T. 3-23          098312111     COLORADO INTERSTATE GAS CO
033       027S       040W      STANTON   KS     WINGER 12-33            098267111     COLORADO INTERSTATE GAS CO
028       027S       040W      STANTON   KS     WINGER 13-28            098268111     COLORAOD INTERSTATE GAS CO
004       028S       040W      STANTON   KS     WINGER 14-4             098269111     COLORADO INTERSTATE GAS CO
021       027S       040W      STANTON   KS     WINGER 15-21            098270111     COLORADO INTERSTATE GAS CO
035       027S       040W      STANTON   KS     WINGER 16-35            098271111     COLORDAO INTERSTATE GAS CO
029       028S       034W      HASKELL   KS     WINSTED           1     098410111     COLORADO INTERSTATE GAS CO
029       028S       034W      HASKELL   KS     WINSTED           2-29  098413111     COLORADO INTERSTATE GAS CO
029       028S       034W      HASKELL   KS     WINSTED 4-29            098415111     COLORADO INTERSTATE GAS CO
017       026S       034W      FINNEY    KS     YEISER            A-1   099711111     COLORADO INTERSTATE GAS CO
017       026S       034W      FINNEY    KS     YEISER            1     099710111     COLORADO INTERSTATE GAS CO
036       025S       039W      HAMILTON  KS     YINGLING E        1     099850111     COLORADO INTERSTATE GAS CO
036       025S       039W      HAMILTON  KS     YINGLING 2-36           099853111     COLORADO INTERSTATE GAS CO


                                            COLORADO INTERSTATE GAS COMPANY
                                        MASTER LIST OF GATHERING RECEIPT POINTS
                                                     AS OF 09/10/93
                                           HUGOTON/PANOMA AREA      G   2    LAM

                              COUNTY                                    LOCATION
SECTION   TOWNSHIP   RANGE     NAME      STATE      WELL NAME            NUMBER             MEASURING PARTY
-----------------------------------------------------------------------------------------------------------------------

011       027S       034W      HASKELL   KS      ADAMS            F-1   000510111     COLORADO INTERSTATE GAS CO
027       022S       033W      FINNEY    KS      ADAMS            1     000260111     COLORADO INTERSTATE GAS CO
005       026S       039W      HAMILTON  KS      AKERS BARNEY     1     001630111     COLORADO INTERSTATE GAS CO
018       026S       039W      HAMILTON  KS      AKERS BARNEY     1-18  001635111     COLORADO INTERSTATE GAS CO
005       026S       039W      HAMILTON  KS      AKERS BARNEY     2-5   001631111     COLORADO INTERSTATE GAS CO
033       027S       034W      HASKELL   KS      ALEXANDER        A-1   001960111     COLORADO INTERSTATE GAS CO
033       027S       034W      HASKELL   KS      AKEXANDER        A-2   001961111     COLORADO INTERSTATE GAS CO
034       027S       034W      HASKELL   KS      ALEXANDER        B-1   002010111     COLORADO INTERSTATE GAS CO
034       027S       034W      HASKELL   KS      ALEXANDER        B-2   002011111     COLORADO INTERSTATE GAS CO
027       027S       034W      HASKELL   KS      ALEXANDER        C-1   002060111     COLORADO INTERSTATE GAS CO
027       027S       034W      HASKELL   KS      ALEXANDER        C-2   002061111     COLORADO INTERSTATE GAS CO
028       027S       034W      HASKELL   KS      ALEXANDER        F-1   002110111     COLORADO INTERSTATE GAS CO
028       027S       034W      HASKELL   KS      ALEXANDER        F-2   002111111     COLORADO INTERSTATE GAS CO
027       027S       034W      HASKELL   KS      ALEXANDER        1     001965111     COLORADO INTERSTATE GAS CO
033       027S       034W      HASKELL   KS      ALEXANDER "O" 1-33     002120111     COLORADO INTERSTATE GAS CO
033       027S       034W      HASKELL   KS      ALEXANDER A-3          001962111     COLORADO INTERSTATE GAS CO
027       027S       034W      HASKELL   KS      ALEXANDER C-3          002062111     COLORADO INTERSTATE GAS CO
028       027S       034W      HASKELL   KS      ALEXANDER F-3          002112111     COLORADO INTERSTATE GAS CO
005       026S       031W      FINNEY    KS      ANGEL 1                002353111     COLORADO INTERSTATE GAS CO
001       028S       033W      HASKELL   KS      ANSHUTZ UNIT      1    002410111     COLORADO INTERSTATE GAS CO
023       025S       037W      KEARNY    KS      APPLEGATE         1    002460111     COLORADO INTERSTATE GAS CO
023       025S       037W      KEARNY    KS      APPLEGATE         1-A  002461111     COLORADO INTERSTATE GAS CO
036       027S       035W      GRANT     KS      APPLEMAN-JACKSON FEE 2 002463111     COLORADO INTERSTATE GAS CO
005       029S       040W      STANTON   KS      ARNOLD            1    002548111     COLORADO INTERSTATE GAS CO
002       025S       036W      KEARNY    KS      BAGNTGE           1    003070111     COLORADO INTERSTATE GAS CO
002       025S       036W      KEARNY    KS      BAHNTGE GAS UNIT  2    003080111     COLORADO INTERSTATE GAS CO
002       025S       036W      KEARNY    KS      BAHNTGE 3-2            003085111     COLORADO INTERSTATE GAS CO
009       024S       038W      KEARNY    KS      BAKKE WIATT       A-1  003340111     COLORADO INTERSTATE GAS CO
022       028S       033W      HASKELL   KS      BARBEE            1    003420111     COLORADO INTERSTATE GAS CO
022       028S       033W      HASKELL   KS      BARBEE            A-2  003430111     COLORADO INTERSTATE GAS CO
022       028S       033W      HASKELL   KS      BARBEE NO. 1           065543111     NORTHERN NATURAL GAS PROD
012       026S       034W      FINNEY    KS      BARKER            1    006670111     COLORADO INTERSTATE GAS CO
012       026S       034W      FINNEY    KS      BARKER            2    006671111     COLORADO INTERSTATE GAS CO
035       027S       034W      HASKELL   KS      BAUGHMAN          C-1  007070111     COLORADO INTERSTATE GAS CO
016       027S       040W      STANTON   KS      BAUGHMAN          2    006970111     COLORADO INTERSTATE GAS CO
016       027S       040W      STANTON   KS      BAUGHMAN          3-16 006980111     COLORADO INTERSTATE GAS CO
005       028S       040W      STANTON   KS      BAUGHMAN 6-16          006990111     COLORADO INTERSTATE GAS CO
032       025S       031W      FINNEY    KS      BEACH             1    007320111     COLORADO INTERSTATE GAS CO
033       025S       031W      FINNEY    KS      BEACH             2-33 007370111     COLORADO INTERSTATE GAS CO
020       025S       031W      FINNEY    KS      BEACH             3    007420111     COLORADO INTERSTATE GAS CO
029       025S       031W      FINNEY    KS      BEACH             4    007470111     COLORADO INTERSTATE GAS CO
028       025S       031W      FINNEY    KS      BEACH             5    007520111     COLORADO INTERSTATE GAS CO
021       025S       031W      FINNEY    KS      BEACH             6    007570111     COLORADO INTERSTATE GAS CO
034       024S       036W      KEARNY    KS      BEATY             A-2  007671111     COLORADO INTERSTATE GAS CO
034       024S       036W      KEARNY    KS      BEATY             1    007670111     COLORADO INTERSTATE GAS CO
035       023S       035W      KEARNY    KS      BECKETT           1    007720111     COLORADO INTERSTATE GAS CO
035       023S       035W      KEARNY    KS      BECKETT A-2            007721111     COLORADO INTERSTATE GAS CO


                                            COLORADO INTERSTATE GAS COMPANY
                                        MASTER LIST OF GATHERING RECEIPT POINTS
                                                     AS OF 09/10/93
                                           HUGOTON/PANOMA AREA      G   2    LAM

                              COUNTY                                    LOCATION
SECTION   TOWNSHIP   RANGE     NAME      STATE      WELL NAME            NUMBER             MEASURING PARTY
-----------------------------------------------------------------------------------------------------------------------

009       026S       034W      FINNEY    KS      BEDFORD           A-1  007771111     COLORADO INTERSTATE GAS CO
008       026S       034W      FINNEY    KS      BEDFORD           A-2  007772111     COLORADO INTERSTATE GAS CO
009       026S       034W      FINNEY    KS      BEDFORD           1    007770111     COLORADO INTERSTATE GAS CO
008       026S       034W      FINNEY    KS      BEDFORD           2    007820111     COLORADO INTERSTATE GAS CO
009       023S       037W      KEARNY    KS      BELL              B-1  007870111     COLORADO INTERSTATE GAS CO
009       023S       037W      KEARNY    KS      BELL              G-1  007930111     COLORADO INTERSTATE GAS CO
029       030S       031W      HASKELL   KS      BEVERLIN SCHMIDT  1    008720111     COLORADO INTERSTATE GAS CO
035       024S       036W      KEARNY    KS      BEYMER            A-2  008771111     COLORADO INTERSTATE GAS CO
027       022S       037W      KEARNY    KS      BEYMER            1    008769111     COLORADO INTERSTATE GAS CO
035       024S       036W      KEARNY    KS      BEYMER            1    008770111     COLORADO INTERSTATE GAS CO
027       022S       037W      KEARNY    KS      BEYMER            1-A  008772111     COLORADO INTERSTATE GAS CO
035       024S       036W      KEARNY    KS      BEYMER A-3             008773111     COLORADO INTERSTATE GAS CO
005       029S       040W      STANTON   KS      BIG BOW                991788000     COLORADO INTERSTATE GAS CO
036       030S       032W      HASKELL   KS      BIRD              A-1  008820111     COLORADO INTERSTATE GAS CO
002       031S       032W      SEWARD    KS      BIRD              B-1  008870111     COLORADO INTERSTATE GAS CO
018       029S       036W      GRANT     KS      BITTIKER KELLER   1    008970111     COLORADO INTERSTATE GAS CO
018       029S       036W      GRANT     KS      BITTIKER KELLER   2    008980111     COLORADO INTERSTATE GAS CO
018       029S       036W      GRANT     KS      BITTIKER-KELLER UNIT 3 008985111     COLORADO INTERSTATE GAS CO
019       027S       031W      HASKELL   KS      BLACK             1    013000111     COLORADO INTERSTATE GAS CO
010       023S       037W      KEARNY    KS      BLESS             1    013090111     COLORADO INTERSTATE GAS CO
036       027S       034W      HASKELL   KS      BRANSTETTER       A-1  020320111     COLORADO INTERSTATE GAS CO
036       027S       034W      HASKELL   KS      BRANSTETTER A-3        020322111     COLORADO INTERSTATE GAS CO
023       027S       034W      HASKELL   KS      BRINKMAN          1    020370111     COLORADO INTERSTATE GAS CO
003       026S       039W      HAMILTON  KS      BROTHERS          3-3  020600111     COLORADO INTERSTATE GAS CO
009       026S       039W      HAMILTON  KS      BROTHERS I S      1    020620111     COLORADO INTERSTATE GAS CO
003       026S       039W      HAMILTON  KS      BROTHERS I S      2    020670111     COLORADO INTERSTATE GAS CO
003       026S       039W      HAMILTON  KS      BROTHERS I S      2A   020690111     COLORADO INTERSTATE GAS CO
009       026S       039W      HAMILTON  KS      BROTHERS I S      4-9  020700111     COLORADO INTERSTATE GAS CO
003       026S       039W      HAMILTON  KS      BROTHERS 4-3           020705111     COLORADO INTERSTATE GAS CO
009       026S       039W      HAMILTON  KS      BROTHERS 5-9           020710111     COLORADO INTERSTATE GAS CO
034       025S       034W      FINNEY    KS      BROWN             C-1  020773111     COLORADO INTERSTATE GAS CO
002       029S       032W      HASKELL   KS      BROWN             1    020720111     COLORADO INTERSTATE GAS CO
034       025S       034W      FINNEY    KS      BROWN             1    020770111     COLORADO INTERSTATE GAS CO
035       029S       032W      HASKELL   KS      BURGMIER          1    021320111     COLORADO INTERSTATE GAS CO
017       024S       038W      KEARNY    KS      BURNETT           1    021470111     COLORADO INTERSTATE GAS CO
017       024S       038W      KEARNY    KS      BURNETT           1-A  021471111     COLORADO INTERSTATE GAS CO
013       023S       037W      KEARNY    KS      BURNETT WIATT     1    021570111     COLORADO INTERSTATE GAS CO
013       023S       037W      KEARNY    KS      BURNETT WIATT     1-A  021571111     COLORADO INTERSTATE GAS CO
006       029S       034W      HASKELL   KS      BURTON            A-2  021780111     COLORADO INTERSTATE GAS CO
006       029S       034W      HASKELL   KS      BURTON            1    021770111     COLORADO INTERSTATE GAS CO
016       028S       040W      STANTON   KS      BUSHART           1    021787111     COLORADO INTERSTATE GAS CO
024       024S       039W      HAMILTON  KS      BUTCHER           A-1  021790111     ANADARKO PETROLEUM CORP.
014       025S       036W      KEARNY    KS      CAMPBELL          A-1  023989111     COLORADO INTERSTATE GAS CO
018       025S       035W      KEARNY    KS      CAMPBELL          A-2  023994111     COLORADO INTERSTATE GAS CO
015       023S       035W      KEARNY    KS      CAMPBELL          B-1  023990111     COLORADO INTERSTATE GAS CO
018       025S       035W      KEARNY    KS      CAMPBELL          1    023840111     COLORADO INTERSTATE GAS CO
005       024S       036W      KEARNY    KS      CAMPBELL          1    023790111     COLORADO INTERSTATE GAS CO


                                            COLORADO INTERSTATE GAS COMPANY
                                        MASTER LIST OF GATHERING RECEIPT POINTS
                                                     AS OF 09/10/93
                                           HUGOTON/PANOMA AREA      G   2    LAM

                              COUNTY                                    LOCATION
SECTION   TOWNSHIP   RANGE     NAME      STATE      WELL NAME            NUMBER             MEASURING PARTY
-----------------------------------------------------------------------------------------------------------------------

014       025S       036W      KEARNY    KS      CAMPBELL          2    023940111     COLORADO INTERSTATE GAS CO
005       024S       036W      KEARNY    KS      CAMPBELL GAS UNIT 2    024000111     COLORADO INTERSTATE GAS CO
005       024S       036W      KEARNY    KS      CAMPBELL GAS UNIT 3    024005111     COLORADO INTERSTATE GAS CO
017       025S       035W      KEARNY    KS      CAMPBELL 1-2           023841111     COLORADO INTERSTATE GAS CO
014       025S       036W      KEARNY    KS      CAMPBELL 2-2           023941111     COLORADO INTERSTATE GAS CO
023       023S       035W      KEARNY    KS      CANNON            1    024090111     COLORADO INTERSTATE GAS CO
006       026S       034W      FINNEY    KS      CARLTON           B-1  024891111     COLORADO INTERSTATE GAS CO
006       026S       034W      FINNEY    KS      CARLTON           1    024890111     COLORADO INTERSTATE GAS CO
017       027S       040W      STANTON   KS      CARRITHERS        1    024893111     COLORADO INTERSTATE GAS CO
017       027S       040W      STANTON   KS      CARRITHERS #2          024894111     COLORADO INTERSTATE GAS CO
011       026S       035W      KEARNY    KS      CB&L              B-1  025442111     COLORADO INTERSTATE GAS CO
025       026S       035W      KEARNY    KS      CB&L              B-2  025443111     COLORADO INTERSTATE GAS CO
014       026S       035W      KEARNY    KS      CB&L              B-3  025444111     COLORADO INTERSTATE GAS CO
010       026S       035W      KEARNY    KS      CB&L              B-4  025445111     COLORADO INTERSTATE GAS CO
023       026S       035W      KEARNY    KS      CB&L              B-5  025446111     COLORADO INTERSTATE GAS CO
024       026S       035W      KEARNY    KS      CB&L              B-6  025447111     COLORADO INTERSTATE GAS CO
035       026S       035W      KEARNY    KS      CB&L              B-7  025448111     COLORADO INTERSTATE GAS CO
022       026S       035W      KEARNY    KS      CB&L              B-8  025449111     COLORADO INTERSTATE GAS CO
034       026S       035W      KEARNY    KS      CB&L              B-9  025450111     COLORADO INTERSTATE GAS CO
026       026S       035W      KEARNY    KS      CB&L              B-10 025451111     COLORADO INTERSTATE GAS CO
015       026S       035W      KEARNY    KS      CB&L              C-1  025970111     COLORADO INTERSTATE GAS CO
018       021S       034W      FINNEY    KS      CHRISTABELLE      1    025300111     COLORADO INTERSTATE GAS CO
014       026S       035W      KEARNY    KS      CITIZNES BLDG X LN 1   025440111     COLORADO INTERSTATE GAS CO
024       026S       035W      KEARNY    KS      CITIZENS BLDG X LN 2   025490111     COLORADO INTERSTATE GAS CO
023       026S       035W      KEARNY    KS      CITIZENS BLDG X LN 3   025540111     COLORADO INTERSTATE GAS CO
025       026S       035W      KEARNY    KS      CITIZENS BLD X LN 4    025590111     COLORADO INTERSTATE GAS CO
027       026S       035W      KEARNY    KS      CITIZENS BLDG X LN 5   025640111     COLORADO INTERSTATE GAS CO
034       026S       035W      KEARNY    KS      CITIZENS BLDG X LN 6   025690111     COLORADO INTERSTATE GAS CO
035       026S       035W      KEARNY    KS      CITIZENS BLDG X LN 7   025740111     COLORADO INTERSTATE GAS CO
022       026S       035W      KEARNY    KS      CITIZENS BLDG X LN 8   025790111     COLORADO INTERSTATE GAS CO
010       026S       035W      KEARNY    KS      CITIZENS BLDG X LN 9   025840111     COLORADO INTERSTATE GAS CO
011       026S       035W      KEARNY    KS      CITIZENS BLDG X LN 10  025890111     COLORADO INTERSTATE GAS CO
015       026S       035W      KEARNY    KS      CITIZENS BLDG X LN 11  025940111     COLORADO INTERSTATE GAS CO
016       028S       040W      STANTON   KS      CLARK H J         1    026090111     COLORADO INTERSTATE GAS CO
004       029S       040W      STANTON   KS      CLARK VIRGIL F    1    094810111     COLORADO INTERSTATE GAS CO
013       028S       041W      STANTON   KS      COCKREHAM         1    026320111     COLORADO INTERSTATE GAS CO
007       028S       040W      STANTON   KS      COCKREHAM/LANE/BEARMAN CD 991791000  COLORADO INTERSTATE GAS CO
036       028S       035W      GRANT     KS      COKE              1    026440111     COLORADO INTERSTATE GAS CO
036       028S       035W      GRANT     KS      COKE              1-A  026442111     COLORADO INTERSTATE GAS CO
019       031S       031W      SEWARD    KS      COLLEGE, S.W.     1    026585111     COLORADO INTERSTATE GAS CO
013       024S       038W      KEARNY    KS      COLLINGWOOD       1    026640111     COLORADO INTERSTATE GAS CO
013       024S       038W      KEARNY    KS      COLLINGWOOD       1-A  026620111     COLORADO INTERSTATE GAS CO
022       027S       040W      STANTON   KS      COLLINGWOOD A J   1    026790111     COLORADO INTERSTATE GAS CO
022       027S       040W      STANTON   KS      COLLINGWOOD 9-22       026718111     COLORADO INTERSTATE GAS CO
017       028S       033W      HASKELL   KS      CONVERSE #1            026792111     COLORADO INTERSTATE GAS CO
017       028S       033W      HASKELL   KS      CONVERSE #1-2          026793111     COLORADO INTERSTATE GAS CO
026       027S       034W      HASKELL   KS      COOK      C-1          026990111     COLORADO INTERSTATE GAS CO


                                            COLORADO INTERSTATE GAS COMPANY
                                        MASTER LIST OF GATHERING RECEIPT POINTS
                                                     AS OF 09/10/93
                                           HUGOTON/PANOMA AREA      G   2    LAM

                              COUNTY                                    LOCATION
SECTION   TOWNSHIP   RANGE     NAME      STATE      WELL NAME            NUMBER             MEASURING PARTY
-----------------------------------------------------------------------------------------------------------------------

008       028S       040W      STANTON   KS      COOPER E D        1    027090111     COLORADO INTERSTATE GAS CO
022       023S       035W      KEARNY    KS      CORSE             1    027290111     COLORADO INTERSTATE GAS CO
007       024S       034W      FINNEY    KS      CRAWFORD GAS UNIT A-3  065909111     WILLIAMS NATURAL GAS COMP
006       028S       040W      STANTON   KS      CROSS             1    028385111     COLORADO INTERSTATE GAS CO
032       027S       040W      STANTON   KS      CROSS J L         2    028390111     COLORADO INTERSTATE GAS CO
036       027S       041S      STANTON   KS      CROSS LR & CE     1    028400111     COLORADO INTERSTATE GAS CO
032       027S       040W      STANTON   KS      CROSS 3-32             028395111     COLORADO INTERSTATE GAS CO
031       027S       040W      STANTON   KS      CROSS, LEROY UNIT-1 1  040050111     COLORADO INTERSTATE GAS CO
031       026S       034W      FINNEY    KS      CURRY             A-1  028541111     COLORADO INTERSTATE GAS CO
027       026S       034W      FINNEY    KS      CURRY             B-1  028542111     COLORADO INTERSTATE GAS CO
006       027S       034W      HASKELL   KS      CURRY             C-1  028543111     COLORADO INTERSTATE GAS CO
031       026S       034W      FINNEY    KS      CURRY             1    028440111     COLORADO INTERSTATE GAS CO
006       027S       034W      HASKELL   KS      CURRY             2    028490111     COLORADO INTERSTATE GAS CO
034       026S       034W      FINNEY    KS      CURRY             3    028540111     COLORADO INTERSTATE GAS CO
006       027S       034W      HASKELL   KS      CURRY 2-2              028491111     COLORADO INTERSTATE GAS CO
021       023S       036S      KEARNY    KS      D. RATZLAFF "B" NO 3   078437111     COLORADO INTERSTATE GAS CO
020       027S       034W      HASKELL   KS      DA VATZ           D-1  028850111     COLORADO INTERSTATE GAS CO
021       022S       033W      FINNEY    KS      DAMME             2    028650111     COLORADO INTERSTATE GAS CO
028       022S       033W      FINNEY    KS      DAMME             7    028700111     COLORADO INTERSTATE GAS CO
033       022S       033W      FINNEY    KS      DAMME             8    028750111     COLORADO INTERSTATE GAS CO
030       023S       034W      FINNEY    KS      DANLER            1    028800111     COLORADO INTERSTATE GAS CO
030       023S       034W      FINNEY    KS      DANLER            2    028801111     COLORADO INTERSTATE GAS CO
030       023S       034W      FINNEY    KS      DANLER #3              028802111     COLORADO INTERSTATE GAS CO
020       027S       034W      HASKELL   KS      DAVATZ            D-2  028851111     COLORADO INTERSTATE GAS CO
020       027S       034W      HASKELL   KS      DAVATZ D-3             028852111     COLORADO INTERSTATE GAS CO
007       027S       031W      HASKELL   KS      DAVIS             B-1  029100111     COLORADO INTERSTATE GAS CO
035       022S       037W      KEARNY    KS      DAVIS             1    028999111     COLORADO INTERSTATE GAS CO
002       023S       037W      KEARNY    KS      DAVIS             1    029000111     COLORADO INTERSTATE GAS CO
035       022S       037W      KEARNY    KS      DAVIS             2-A  029055111     COLORADO INTERSTATE GAS CO
001       029S       034W      HASKELL   KS      DENNIS            B-1  029450111     COLORADO INTERSTATE GAS CO
026       029S       033W      HASKELL   KS      DENNIS MOR        B-1  029460111     COLORADO INTERSTATE GAS CO
019       026S       034W      FINNEY    KS      DEVLIN            1    029800111     COLORADO INTERSTATE GAS CO
019       026S       034W      FINNEY    KS      DEVLIN            2    029989111     COLORADO INTERSTATE GAS CO
019       026S       034W      FINNEY    KS      DEVLIN A 1-H           029991111     COLORADO INTERSTATE GAS CO
017       029S       033W      HASKELL   KS      DEWELL            1    029850111     COLORADO INTERSTATE GAS CO
017       029S       033W      HASKELL   KS      DEWELL A-2             029996111     COLORADO INTERSTATE GAS CO
012       028S       041W      STANTON   KS      DIMITT            1    029890111     COLORADO INTERSTATE GAS CO
031       029S       036W      GRANT     KS      DOROTHY LIMPER UNIT 2X 056045111     COLORADO INTERSTATE GAS C0
031       029S       036W      GRANT     KS      DOROTHY LIMPER UNIT 3  056050111     COLORADO INTERSTATE GAS CO
029       025S       033W      FINNEY    KS      E. C. MOODY 3-29       071062111     COLORADO INTERSTATE GAS CO
033       024S       037W      KEARNY    KS      E. E. ROBRAHN NO. 3    079636111     COLORADO INTERSTATE GAS CO
015       029S       036W      GRANT     KS      E. GRAY UNIT 3         039545111     COLORADO INTERSTATE GAS CO
029       029S       036W      GRANT     KS      E. KELLER UNIT 3       052535111     COLORADO INTERSTATE GAS CO
003       027S       040W      STANTON   KS      EDIGAR            1-3  031620111     COLORADO INTERSTATE GAS CO
005       028S       034W      HASKELL   KS      ELLIOTT           A-4  031730111     COLORADO INTERSTATE GAS CO
005       028S       034W      HASKELL   KS      ELLIOTT           1    031720111     COLORADO INTERSTATE GAS CO
005       028S       034W      HASKELL   KS      ELLIOTT A-5            031731111     COLORADO INTERSTATE GAS CO


                                            COLORADO INTERSTATE GAS COMPANY
                                        MASTER LIST OF GATHERING RECEIPT POINTS
                                                     AS OF 09/10/93
                                           HUGOTON/PANOMA AREA      G   2    LAM

                              COUNTY                                    LOCATION
SECTION   TOWNSHIP   RANGE     NAME      STATE      WELL NAME            NUMBER             MEASURING PARTY
-----------------------------------------------------------------------------------------------------------------------

018       031S       031W      SEWARD    KS      ELLIS 31          A-1  031770111     COLORADO INTERSTATE GAS CO
025       022S       037W      KEARNY    KS      ELVA              1-A  031850111     COLORADO INTERSTATE GAS CO
022       027S       034W      HASKELL   KS      ENGLER            B-1  031875111     COLORADO INTERSTATE GAS CO
022       025S       039W      HAMILTON  KS      ENGLERT J A       1    031895111     COLORADO INTERSTATE GAS CO
027       025S       039W      HAMILTON  KS      ENGLERT R M       1    031900111     COLORADO INTERSTATE GAS CO
027       025S       039W      HAMILTON  KS      ENGLERT R M       2    031901111     COLORADO INTERSTATE GAS CO
006       024S       034W      FINNEY    KS      ESTHER            1    031970111     COLORADO INTERSTATE GAS CO
006       024S       034W      FINNEY    KS      ESTHER            2    031971111     COLORADO INTERSTATE GAS CO
028       028S       034W      HASKELL   KS      EUBANK            A-1  032020111     COLORADO INTERSTATE GAS CO
023       028S       034W      HASKELL   KS      EUBANK            B-1  032120111     COLORADO INTERSTATE GAS CO
007       028S       034W      HASKELL   KS      EUBANK            C-1  032170111     COLORADO INTERSTATE GAS CO
007       028S       034W      HASKELL   KS      EUBANK            C-4  032173111     COLORADO INTERSTATE GAS CO
028       028S       034W      HASKELL   KS      EUBANK A-2             032365111     COLORADO INTERSTATE GAS CO
023       028S       034W      HASKELL   KS      EUBANK B-2             032366111     COLORADO INTERSTATE GAS CO
033       028S       034W      HASKELL   KS      EUBANK M H        1    032270111     COLORADO INTERSTATE GAS CO
033       028S       034W      HASKELL   KS      EUBANK-CSGH       A-3  032070111     COLORADO INTERSTATE GAS CO
033       028S       034W      HASKELL   KS      EUBANK-CSGH       D-1  032220111     COLORADO INTERSTATE GAS CO
033       028S       034W      HASKELL   KS      EUBANKS           A-2  032370111     COLORADO INTERSTATE GAS CO
033       028S       034W      HASKELL   KS      EUBANKS           D-3  032420111     COLORADO INTERSTATE GAS CO
033       028S       034W      HASKELL   KS      EUBANKS CSGH      D-3  032470111     COLORADO INTERSTATE GAS CO
028       028S       034W      HASKELL   KS      EUBANKS CSHG      2    032320111     COLORADO INTERSTATE GAS CO
033       028S       034W      HASKELL   KS      EUBANKS 2-33           032175111     COLORADO INTERSTATE GAS CO
035       022S       033W      FINNEY    KS      EVERS             A-1  033370111     COLORADO INTERSTATE GAS CO
010       026S       039W      HAMILTON  KS      FEDERAL FARM MORTG. 1-10 033758111   COLORADO INTERSTATE GAS CO
036       027S       035W      GRANT     KS      FEE               1    033820111     COLORADO INTERSTATE GAS CO
036       025S       039W      HAMILTON  KS      FIELD             1-36 035100111     COLORADO INTERSTATE GAS CO
030       030S       031W      HASKELL   KS      FINCHAM           1    035170111     COLORADO INTERSTATE GAS CO
026       025S       039W      HAMILTON  KS      FINDLAY GAS UNIT  1    035180111     COLORADO INTERSTATE GAS CO
023       023S       037W      KEARNY    KS      FINKELSTEIN       1    035220111     COLORADO INTERSTATE GAS CO
023       023S       037W      KEARNY    KS      FINKELSTEIN       1-A  035221111     COLORADO INTERSTATE GAS CO
026       025S       039W      HAMILTON  KS      FINLAY GAS UNIT   2    035225111     COLORADO INTERSTATE GAS CO
017       022S       033W      FINNEY    KS      FINNUP            B-1  035370111     COLORADO INTERSTATE GAS CO
029       024S       037W      KEARNY    KS      FINNUP            1    035270111     COLORADO INTERSTATE GAS CO
029       024S       037W      KEARNY    KS      FINNUP            1-A  035271111     COLORADO INTERSTATE GAS CO
034       022S       033W      FINNEY    KS      FINNUP            2    035320111     COLORADO INTERSTATE GAS CO
004       028S       034W      HASKELL   KS      FLETCHER          G-1  035675111     COLORADO INTERSTATE GAS CO
026       024S       036W      KEARNY    KS      FLETCHER          B-1  035570111     COLORADO INTERSTATE GAS CO
026       024S       036W      KEARNY    KS      FLETCHER          B-2  035571111     COLORADO INTERSTATE GAS CO
004       028S       034W      HASKELL   KS      FLETCHER          1    035520111     COLORADO INTERSTATE GAS CO
004       028S       034W      HASKELL   KS      FLETCHER A-2           035525111     COLORADO INTERSTATE GAS CO
009       028S       040W      STANTON   KS      FLOYD             2-9  035721111     COLORADO INTERSTATE GAS CO
009       028S       040W      STANTON   KS      FLOYD E           1    035720111     COLORADO INTERSTATE GAS CO
006       028S       040W      STANTON   KS      FLOYD 3-9              035722111     COLORADO INTERSTATE GAS CO
036       028S       032W      HASKELL   KS      FOSTER            1    035970111     COLORADO INTERSTATE GAS CO
030       027S       040W      STANTON   KS      FRASER N E        1    036270111     COLORADO INTERSTATE GAS CO
004       024S       036W      KEARNY    KS      FRAZIER           1    036320111     COLORADO INTERSTATE GAS CO
004       024S       036W      KEARNY    KS      FRAZIER GAS UNIT  2    036375111     COLORADO INTERSTATE GAS CO


                                            COLORADO INTERSTATE GAS COMPANY
                                        MASTER LIST OF GATHERING RECEIPT POINTS
                                                     AS OF 09/10/93
                                           HUGOTON/PANOMA AREA      G   2    LAM

                              COUNTY                                    LOCATION
SECTION   TOWNSHIP   RANGE     NAME      STATE      WELL NAME            NUMBER             MEASURING PARTY
-----------------------------------------------------------------------------------------------------------------------

004       024S       036W      KEARNY    KS      FRAZIER GAS UNIT 3     036376111     COLORADO INTERSTATE GAS CO
020       026S       039W      HAMILTON  KS      FREASE            2-20 036421111     COLORADO INTERSTATE GAS CO
020       026S       039W      HAMILTON  KS      FREASE E M        1    036420111     COLORADO INTERSTATE GAS CO
025       025S       039W      HAMILTON  KS      FREASE E M        3-25 036422111     COLORADO INTERSTATE GAS CO
023       025S       039W      HAMILTON  KS      FREASE GAS UNIT   1    036410111     COLORADO INTERSTATE GAS CO
020       026S       039W      HAMILTON  KS      FREASE 4-20            036423111     COLORADO INTERSTATE GAS CO
018       027S       033W      HASKELL   KS      FREY              B-1  036520111     COLORADO INTERSTATE GAS CO
018       027S       033W      HASKELL   KS      FREY              B-2  036540111     COLORADO INTERSTATE GAS CO
019       027S       033W      HASKELL   KS      FREY              C-1  036570111     COLORADO INTERSTATE GAS CO
019       027S       033W      HASKELL   KS      FREY              C-2  036590111     COLORADO INTERSTATE GAS CO
013       027S       034W      HASKELL   KS      FREY              D-1  036620111     COLORADO INTERSTATE GAS CO
018       027S       033W      HASKELL   KS      FREY B-3               036541111     COLORADO INTERSTATE GAS CO
019       027S       033W      HASKELL   KS      FREY C-3               036595111     COLORADO INTERSTATE GAS CO
013       027S       034W      HASKELL   KS      FREY D-2               036621111     COLORADO INTERSTATE GAS CO
021       029S       036W      GRANT     KS      G. HAGERMAN UNIT 3     041325111     COLORADO INTERSTATE GAS CO
001       027S       032W      HASKELL   KS      GALE              1    037380111     COLORADO INTERSTATE GAS CO
013       023S       035W      KEARNY    KS      GARDEN            B-2  037481111     COLORADO INTERSTATE GAS CO
001       024S       035W      KEARNY    KS      GARDEN            A-1  037430111     COLORADO INTERSTATE GAS CO
001       024S       035W      KEARNY    KS      GARDEN            A-3  037432111     COLORADO INTERSTATE GAS CO
013       023S       035W      KEARNY    KS      GARDEN            B-1  037480111     COLORADO INTERSTATE GAS CO
001       024S       035W      KEARNY    KS      GARDEN A-4             037433111     COLORADO INTERSTATE GAS CO
013       023S       035W      KEARNY    KS      GARDEN B D1-13         037475111     COLORADO INTERSTATE GAS CO
031       023S       034W      FINNEY    KS      GARDEN CITY       B-3  037633111     COLORADO INTERSTATE GAS CO
033       023S       034W      FINNEY    KS      GARDEN CITY       A-1  037580111     COLORADO INTERSTATE GAS CO
031       023S       034W      FINNEY    KS      GARDEN CITY       B-1  037630111     COLORADO INTERSTATE GAS CO
029       023S       034W      FINNEY    KS      GARDEN CITY       C-1  037680111     COLORADO INTERSTATE GAS CO
028       023S       034W      FINNEY    KS      GARDEN CITY       D-1  037730111     COLORADO INTERSTATE GAS CO
032       023S       034W      FINNEY    KS      GARDEN CITY       E-1  037780111     COLORADO INTERSTATE GAS CO
027       023S       034W      FINNEY    KS      GARDEN CITY       G-1  037830111     COLORADO INTERSTATE GAS CO
025       023S       034W      FINNEY    KS      GARDEN CITY       J-1  037880111     COLORADO INTERSTATE GAS CO
026       023S       034W      FINNEY    KS      GARDEN CITY       K-1  037930111     COLORADO INTERSTATE GAS CO
034       023S       034W      FINNEY    KS      GARDEN CITY       L-1  037980111     COLORADO INTERSTATE GAS CO
036       023S       035W      KEARNY    KS      GARDEN CITY       N-1  038030111     COLORADO INTERSTATE GAS CO
013       022S       034W      FINNEY    KS      GARDEN CITY       1    037530111     COLORADO INTERSTATE GAS CO
033       023S       034W      FINNEY    KS      GARDEN CITY A-2        037585111     COLORADO INTERSTATE GAS CO
031       023S       034W      FINNEY    KS      GARDEN CITY B-4        037634111     COLORADO INTERSTATE GAS CO
029       023S       034W      FINNEY    KS      GARDEN CITY C-2        037681111     COLORADO INTERSTATE GAS CO
028       023S       034W      FINNEY    KS      GARDEN CITY D-2        038045111     COLORADO INTERSTATE GAS CO
032       023S       034W      FINNEY    KS      GARDEN CITY E-2        037785111     COLORADO INTERSTATE GAS CO
036       023S       035W      KEARNY    KS      GARDEN CITY P-1        038040111     COLORADO INTERSTATE GAS CO
005       024S       034W      FINNEY    KS      GARNAND           1    038130111     COLORADO INTERSTATE GAS CO
005       024S       034W      FINNEY    KS      GARNAND           2    038131111     COLORADO INTERSTATE GAS CO
005       024S       034W      FINNEY    KS      GARNAND 3-5            038132111     COLORADO INTERSTATE GAS CO
021       027S       034W      HASKELL   KS      GARRISON          A-1  038230111     COLORADO INTERSTATE GAS CO
021       027S       034W      HASKELL   KS      GARRISON          A-2  038231111     COLORADO INTERSTATE GAS CO
021       027S       034W      HASKELL   KS      GARRISON A-3           038232111     COLORADO INTERSTATE GAS CO
004       023S       033W      FINNEY    KS      GARRY             1    038280111     COLORADO INTERSTATE GAS CO


                                            COLORADO INTERSTATE GAS COMPANY
                                        MASTER LIST OF GATHERING RECEIPT POINTS
                                                     AS OF 09/10/93
                                           HUGOTON/PANOMA AREA      G   2    LAM

                              COUNTY                                    LOCATION
SECTION   TOWNSHIP   RANGE     NAME      STATE      WELL NAME            NUMBER             MEASURING PARTY
-----------------------------------------------------------------------------------------------------------------------

026       023S       035W      KEARNY    KS      GILLOCK           1    038580111     COLORADO INTERSTATE GAS CO
017       030S       031W      HASKELL   KS      GLEASON                038830111     COLORADO INTERSTATE GAS CO
003       026S       034W      FINNEY    KS      GOVERNMENT        A-1  039290111     COLORADO INTERSTATE GAS CO
010       026S       034W      FINNEY    KS      GOVERNMENT        A-2  039291111     COLORADO INTERSTATE GAS CO
012       027S       034W      HASKELL   KS      GOVERNMENT        A-3  039292111     COLORADO INTERSTATE GAS CO
003       026S       034W      FINNEY    KS      GOVERNMENT        1    039280111     COLORADO INTERSTATE GAS CO
010       026S       034W      FINNEY    KS      GOVERNMENT        2    039330111     COLORADO INTERSTATE GAS CO
012       027S       034W      HASKELL   KS      GOVERNMENT        3    039380111     COLORADO INTERSTATE GAS CO
026       026S       040W      HAMILTON  KS      GRABER            1    039500111     COLORADO INTERSTATE GAS CO
026       026S       040W      HAMILTON  KS      GRABER            1    037400111     COLORADO INTERSTATE GAS CO
016       029S       036W      GRANT     KS      GRAY ETHEL        2    039540111     COLORADO INTERSTATE GAS CO
022       029S       036W      GRANT     KS      GRAY ETHEL        1    039530111     COLORADO INTERSTATE GAS CO
030       028S       034W      HASKELL   KS      GREEN             C-1  039630111     COLORADO INTERSTATE GAS CO
030       028S       034W      HASKELL   KS      GREEN             C-2  039631111     COLORADO INTERSTATE GAS CO
012       024S       037W      KEARNY    KS      GREEN             2    039620111     COLORADO INTERSTATE GAS CO
012       024S       037W      KEARNY    KS      GREEN GAS UNIT NO. 3   039621111     COLORADO INTERSTATE GAS CO
013       024S       037W      KEARNY    KS      GREEN R L         1    039580111     COLORADO INTERSTATE GAS CO
013       024S       037W      KEARNY    KS      GREEN R L         2    039581111     COLORADO INTERSTATE GAS CO
012       024S       037W      KEARNY    KS      GREEN UNIT        1    039680111     COLORADO INTERSTATE GAS CO
004       029S       034W      HASKELL   KS      GREGG             1    039930111     COLORADO INTERSTATE GAS CO
032       028S       034W      HASKELL   KS      GREGG             8-32 039932111     COLORADO INTERSTATE GAS CO
032       028S       034W      HASKELL   KS      GREGG             8-32 039933111     COLORADO INTERSTATE GAS CO
018       023S       037W      KEARNY    KS      GROPP             1-A  039981111     COLORADO INTERSTATE GAS CO
018       023S       037W      KEARNY    KS      GROPP UNIT        1    039980111     COLORADO INTERSTATE GAS CO
002       027S       034W      HASKELL   KS      GUNNELL           A-1  040231111     COLORADO INTERSTATE GAS CO
002       027S       034W      HASKELL   KS      GUNNELL           1    040230111     COLORADO INTERSTATE GAS CO
011       024S       036W      KEARNY    KS      HAAG              1    040810111     COLORADO INTERSTATE GAS CO
011       024S       036W      KEARNY    KS      HAAG UNIT         2    040865111     COLORADO INTERSTATE GAS CO
011       024S       036W      KEARNY    KS      HAAG UNIT 3            040866111     COLORADO INTERSTATE GAS CO
026       028S       033W      HASKELL   KS      HACKER            1    040910111     COLORADO INTERSTATE GAS CO
021       029S       036W      GRANT     KS      HAGERMAN GEORGE   1    041310111     COLORADO INTERSTATE GAS CO
021       029S       036W      GRANT     KS      HAGERMAN GEORGE   2    041320111     COLORADO INTERSTATE GAS CO
028       029S       036W      GRANT     KS      HAGERMAN SALLIE   1    041360111     COLORADO INTERSTATE GAS CO
028       029S       036W      GRANT     KS      HAGERMAN SALLIE   2    041370111     COLORADO INTERSTATE GAS CO
020       029S       036W      GRANT     KS      HAGERMAN UNIT     1    041410111     COLORADO INTERSTATE GAS CO
020       029S       036W      GRANT     KS      HAGERMAN UNIT     2    041420111     COLORADO INTERSTATE GAS CO
020       029S       036W      GRANT     KS      HAGERMAN UNIT 3        041326111     COLORADO INTERSTATE GAS CO
005       029S       034W      HASKELL   KS      HALL              K-1  041760111     COLORADO INTERSTATE GAS CO
005       029S       034W      HASKELL   KS      HALL              K-6  041991111     COLORADO INTERSTATE GAS CO
034       028S       032W      HASKELL   KS      HALL              1    041560111     COLORADO INTERSTATE GAS CO
005       029S       034W      HASKELL   KS      HALL (L/K)        K-4  041910111     COLORADO INTERSTATE GAS CO
005       029S       034W      HASKELL   KS      HALL (LAN)        K-5  041990111     COLORADO INTERSTATE GAS CO
005       029S       034W      HASKELL   KS      HALL (TRN)        K-4  041960111     COLORADO INTERSTATE GAS CO
005       029S       034W      HASKELL   KS      HALL CHE          K-4  041860111     COLORADO INTERSTATE GAS CO
005       029S       034W      HASKELL   KS      HALL CSHG         K-2  041810111     COLORADO INTERSTATE GAS CO
005       029S       034W      HASKELL   KS      HALL K-10              041995111     COLORADO INTERSTATE GAS CO
025       023S       035W      KEARNY    KS      HAMLIN            1    042410111     COLORADO INTERSTATE GAS CO


                                            COLORADO INTERSTATE GAS COMPANY
                                        MASTER LIST OF GATHERING RECEIPT POINTS
                                                     AS OF 09/10/93
                                           HUGOTON/PANOMA AREA      G   2    LAM

                              COUNTY                                    LOCATION
SECTION   TOWNSHIP   RANGE     NAME      STATE      WELL NAME            NUMBER             MEASURING PARTY
-----------------------------------------------------------------------------------------------------------------------

025       023S       035W      KEARNY    KS      HAMLIN A-2             042411111     COLORADO INTERSTATE GAS CO
015       026S       034W      FINNEY    KS      HATFIELD          1    043260111     COLORADO INTERSTATE GAS CO
015       026S       034W      FINNEY    KS      HATFIELD GAS UNIT 2    043261111     COLORADO INTERSTATE GAS CO
015       026S       034W      FINNEY    KS      HATFIELD 3-15          043262111     COLORADO INTERSTATE GAS CO
030       026S       039W      HAMILTON  KS      HATTRUP L J       1    043310111     COLORADO INTERSTATE GAS CO
030       026S       039W      HAMILTON  KS      HATTRUP 3-30           043295111     COLORADO INTERSTATE GAS CO
030       026S       039W      HAMILTON  KS      HATTRUPP          2-30 043290111     COLORADO INTERSTATE GAS CO
034       023S       038W      KEARNY    KS      HAWK              1    043460111     COLORADO INTERSTATE GAS CO
034       023S       038W      KEARNY    KS      HAWK              1-A  043461111     COLORADO INTERSTATE GAS CO
028       024S       037W      KEARNY    KS      HEFNER            1    043960111     COLORADO INTERSTATE GAS CO
028       024S       037W      KEARNY    KS      HEFNER            2    043961111     COLORADO INTERSTATE GAS CO
028       024S       037W      KEARNY    KS      HEFNER GAS UNIT NO. 3  043962111     COLORADO INTERSTATE GAS CO
006       025S       037W      KEARNY    KS      HEINTZ            1    044010111     COLORADO INTERSTATE GAS CO
006       025S       037W      KEARNY    KS      HEINTZ GAS UNIT   2    044011111     COLORADO INTERSTATE GAS CO
006       025S       037W      KEARNY    KS      HEINTZ 3-6             044115111     COLORADO INTERSTATE GAS CO
036       026S       040W      HAMILTON  KS      HELTEMES          1-36 044140111     COLORADO INTERSTATE GAS CO
019       026S       039W      HAMILTON  KS      HELTEMES          4-19 044143111     COLORADO INTERSTATE GAS CO
025       026S       040W      HAMILTON  KS      HELTEMES          5-25 044144111     COLORADO INTERSTATE GAS CO
019       026S       039W      HAMILTON  KS      HELTEMES N A      1    044160111     COLORADO INTERSTATE GAS CO
036       026S       040W      HAMILTON  KS      HELTEMES N A      2    044210111     COLORADO INTERSTATE GAS CO
025       026S       040W      HAMILTON  KS      HELTEMES N A      3    044260111     COLORADO INTERSTATE GAS CO
019       026S       039W      HAMILTON  KS      HELTEMES 6-19          044145111     COLORADO INTERSTATE GAS CO
025       026S       040W      HAMILTON  KS      HELTEMES 7-25          044146111     COLORADO INTERSTATE GAS CO
036       026S       040W      HAMILTON  KS      HELTEMES 8-36          044147111     COLORADO INTERSTATE GAS CO
007       028S       040W      STANTON   KS      HERRICK, WALTER   1    044335111     COLORADO INTERSTATE GAS CO
023       029S       032W      HASKELL   KS      HESKAMP           1    044960111     COLORADO INTERSTATE GAS CO
017       030S       035W      GRANT     KS      HICKOK                 045210000     COLORADO INTERSTATE GAS CO
017       030S       035W      GRANT     KS      HICKOK            1-A  045215111     COLORADO INTERSTATE GAS CO
020       030S       035W      GRANT     KS      HICKOK            2-A  045220111     COLORADO INTERSTATE GAS CO
020       030S       035W      GRANT     KS      HICKOK #2 DELIVERY     045260000     COLORADO INTERSTATE GAS CO
011       026S       037W      KEARNY    KS      HILLYARD          A-1  045930111     COLORADO INTERSTATE GAS CO
010       026S       037W      KEARNY    KS      HILLYARD          A-2  045931111     COLORADO INTERSTATE GAS CO
018       026S       036W      KEARNY    KS      HILLYARD          A-3  045932111     COLORADO INTERSTATE GAS CO
020       026S       036W      KEARNY    KS      HILLYARD          A-4  045933111     COLORADO INTERSTATE GAS CO
014       026S       037W      KEARNY    KS      HILLYARD          A-5  045934111     COLORADO INTERSTATE GAS CO
011       026S       037W      KEARNY    KS      HILLYARD          1    045710111     COLORADO INTERSTATE GAS CO
010       026S       037W      KEARNY    KS      HILLYARD          2    045760111     COLORADO INTERSTATE GAS CO
018       026S       036W      KEARNY    KS      HILLYARD          3    045810111     COLORADO INTERSTATE GAS CO
020       026S       036W      KEARNY    KS      HILLYARD          4    045860111     COLORADO INTERSTATE GAS CO
014       026S       037W      KEARNY    KS      HILLYARD          5    045910111     COLORADO INTERSTATE GAS CO
021       026S       036W      KEARNY    KS      HILLYARD 4-2           045861111     COLORADO INTERSTATE GAS CO
006       030S       033W      HASKELL   KS      HOFFMAN           B-1  046410111     COLORADO INTERSTATE GAS CO
006       030S       033W      HASKELL   KS      HOFFMAN           B-1  046360111     COLORADO INTERSTATE GAS CO
016       026S       039W      HAMILTON  KS      HOFFMAN           2-16 046340111     COLORADO INTERSTATE GAS CO
016       026S       039W      HAMILTON  KS      HOFFMAN C A       1    046460111     COLORADO INTERSTATE GAS CO
016       026S       039W      HAMILTON  KS      HOFFMAN 3-16           046345111     COLORADO INTERSTATE GAS CO
025       022S       033W      FINNEY    KS      HOLSTED-THOMASON  2    042360111     COLORADO INTERSTATE GAS CO


                                            COLORADO INTERSTATE GAS COMPANY
                                        MASTER LIST OF GATHERING RECEIPT POINTS
                                                     AS OF 09/10/93
                                           HUGOTON/PANOMA AREA      G   2    LAM

                              COUNTY                                    LOCATION
SECTION   TOWNSHIP   RANGE     NAME      STATE      WELL NAME            NUMBER             MEASURING PARTY
-----------------------------------------------------------------------------------------------------------------------

015       028S       034W      HASKELL   KS      HOME ROYALTY A-2       046661111     COLORADO INTERSTATE GAS CO
015       028S       034W      HASKELL   KS      HOME ROYALTY ASSN 1    046660111     COLORADO INTERSTATE GAS CO
015       031S       032W      SEWARD    KS      HOMSHER PJ-2           046700111     COLORADO INTERSTATE GAS CO
023       024S       038W      KEARNY    KS      HOOVER            1    046760111     COLORADO INTERSTATE GAS CO
023       024S       038W      KEARNY    KS      HOOVER            1-A  046761111     COLORADO INTERSTATE GAS CO
023       024S       038W      KEARNY    KS      HOOVER            2    046762111     COLORADO INTERSTATE GAS CO
014       023S       037W      KEARNY    KS      HOOVER, HELEN     1    046810111     COLORADO INTERSTATE GAS CO
014       023S       037W      KEARNY    KS      HOOVER, HELEN     1-A  046811111     COLORADO INTERSTATE GAS CO
007       029S       034W      HASKELL   KS      HOWELL            A-2  046980111     COLORADO INTERSTATE GAS CO
007       029S       034W      HASKELL   KS      HOWELL            1    046910111     COLORADO INTERSTATE GAS CO
011       029S       032W      HASKELL   KS      HOWELL            1    046960111     COLORADO INTERSTATE GAS CO
007       029S       034W      HASKELL   KS      HOWELL A-3             046981111     COLORADO INTERSTATE GAS CO
008       029S       033W      HASKELL   KS      HUITT             1    047310111     COLORADO INTERSTATE GAS CO
001       030S       032W      HASKELL   KS      HUXMAN            B-1  047610111     COLORADO INTERSTATE GAS CO
014       030S       032W      HASKELL   KS      IHLOFF            A-1  048660111     COLORADO INTERSTATE GAS CO
003       026S       031W      FINNEY    KS      IRRIG. LAND DEVELOP. 1 048905111     COLORADO INTERSTATE GAS CO
014       023S       035W      KEARNY    KS      JAMES             1    049260111     COLORADO INTERSTATE GAS CO
005       027S       036W      GRANT     KS      JARVIS            1    049360111     COLORADO INTERSTATE GAS CO
030       029S       036W      GRANT     KS      JARVIS            1    049410111     COLORADO INTERSTATE GAS CO
030       029S       036W      GRANT     KS      JARVIS            2    049430111     COLORADO INTERSTATE GAS CO
030       029S       036W      GRANT     KS      JARVIS UNIT 3          049435111     COLORADO INTERSTATE GAS CO
019       029S       036W      GRANT     KS      JARVIS WATKINS    1    049460111     COLORADO INTERSTATE GAS CO
019       029S       036W      GRANT     KS      JARVIS-WATKINS    2    049470111     COLORADO INTERSTATE GAS CO
005       027S       036W      GRANT     KS      JARVIS/PHELPS DELIVERY 049361000     COLORADO INTERSTATE GAS CO
024       025S       037W      KEARNY    KS      JOHNSON           2    050210111     COLORADO INTERSTATE GAS CO
018       025S       036W      KEARNY    KS      JOHNSON           3    050260111     COLORADO INTERSTATE GAS CO
019       025S       036W      KEARNY    KS      JOHNSON           4    050310111     COLORADO INTERSTATE GAS CO
013       025S       037W      KEARNY    KS      JOHNSON CDP            049960000     COLORADO INTERSTATE GAS CO
018       025S       036W      KEARNY    KS      JOHNSON CG        5    050340111     COLORADO INTERSTATE GAS CO
013       025S       037W      KEARNY    KS      JOHNSON/CG        1-A  049961111     COLORADO INTERSTATE GAS CO
024       025S       037W      KEARNY    KS      JOHNSON/CG        2-A  050211111     COLORADO INTERSTATE GAS CO
019       025S       036W      KEARNY    KS      JOHNSON/CG        4-A  050311111     COLORADO INTERSTATE GAS CO
003       028S       034W      HASKELL   KS      JONES             C-1  051110111     COLORADO INTERSTATE GAS CO
001       027S       035W      GRANT     KS      JONES             F-1  051160111     COLORADO INTERSTATE GAS CO
034       026S       034W      FINNEY    KS      JONES             1    050460111     COLORADO INTERSTATE GAS CO
036       026S       035W      KEARNY    KS      JONES             2    050510111     COLORADO INTERSTATE GAS CO
033       026S       034W      FINNEY    KS      JONES             3    050560111     COLORADO INTERSTATE GAS CO
032       026S       034W      FINNEY    KS      JONES             4    050610111     COLORADO INTERSTATE GAS CO
030       026S       034W      FINNEY    KS      JONES             5    050660111     COLORADO INTERSTATE GAS CO
029       026S       034W      FINNEY    KS      JONES             6    050710111     COLORADO INTERSTATE GAS CO
018       027S       034W      HASKELL   KS      JONES             7    050760111     COLORADO INTERSTATE GAS CO
005       027S       034W      HASKELL   KS      JONES             8    050810111     COLORADO INTERSTATE GAS CO
004       027S       034W      HASKELL   KS      JONES             9    050860111     COLORADO INTERSTATE GAS CO
008       027S       034W      HASKELL   KS      JONES             E-1  051150111     COLORADO INTERSTATE GAS CO
001       027S       035W      GRANT     KS      JONES             F-2  051161111     COLORADO INTERSTATE GAS CO
030       026S       034W      FINNEY    KS      JONES             G-1  051170111     COLORADO INTERSTATE GAS CO
005       027S       034W      HASKELL   KS      JONES             H-1  051180111     COLORADO INTERSTATE GAS CO


                                            COLORADO INTERSTATE GAS COMPANY
                                        MASTER LIST OF GATHERING RECEIPT POINTS
                                                     AS OF 09/10/93
                                           HUGOTON/PANOMA AREA      G   2    LAM

                              COUNTY                                    LOCATION
SECTION   TOWNSHIP   RANGE     NAME      STATE      WELL NAME            NUMBER             MEASURING PARTY
-----------------------------------------------------------------------------------------------------------------------

029       026S       034W      FINNEY    KS      JONES             I-1  051190111     COLORADO INTERSTATE GAS CO
036       026S       035W      KEARNY    KS      JONES             J-1  051200111     COLORADO INTERSTATE GAS CO
004       027S       034W      HASKELL   KS      JONES             K-1  051201111     COLORADO INTERSTATE GAS CO
015       027S       034W      HASKELL   KS      JONES             L-1  051202111     COLORADO INTERSTATE GAS CO
032       026S       034W      FINNEY    KS      JONES             M-1  051203111     COLORADO INTERSTATE GAS CO
034       026S       034W      FINNEY    KS      JONES             N-1  051204111     COLORADO INTERSTATE GAS CO
033       026S       034W      FINNEY    KS      JONES             P-1  051206111     COLORADO INTERSTATE GAS CO
018       027S       034W      HASKELL   KS      JONES             Q-1  051207111     COLORADO INTERSTATE GAS CO
007       027S       034W      HASKELL   KS      JONES             R-1  051208111     COLORADO INTERSTATE GAS CO
010       027S       034W      HASKELL   KS      JONES             U-1  051212111     COLORADO INTERSTATE GAS CO
003       027S       034W      HASKELL   KS      JONES             10   050910111     COLORADO INTERSTATE GAS CO
008       027S       034W      HASKELL   KS      JONES             11   050960111     COLORADO INTERSTATE GAS CO
010       027S       034W      HASKELL   KS      JONES             12   051010111     COLORADO INTERSTATE GAS CO
022       023S       035W      KEARNY    KS      JONES UNIT        C-1  051210111     COLORADO INTERSTATE GAS CO
010       027S       034W      HASKELL   KS      JONES 12-2             051015111     COLORADO INTERSTATE GAS CO
036       026S       035W      KEARNY    KS      JONES 2-2              050515111     COLORADO INTERSTATE GAS CO
007       027S       034W      HASKELL   KS      JONES-LADNER      13   051060111     COLORADO INTERSTATE GAS CO
004       029S       032W      HASKELL   KS      KAIN #2                051825111     COLORADO INTERSTATE GAS CO
009       026S       031W      FINNEY    KS      KELLER            B-1  052470111     COLORADO INTERSTATE GAS CO
017       026S       031W      FINNEY    KS      KELLER            1    052370111     COLORADO INTERSTATE GAS CO
029       029S       036W      GRANT     KS      KELLER ERNEST     1    052520111     COLORADO INTERSTATE GAS CO
029       029S       036W      GRANT     KS      KELLER ERNEST     2    052530111     COLORADO INTERSTATE GAS CO
029       027S       034W      HASKELL   KS      KELLS             C-2  052570111     COLORADO INTERSTATE GAS CO
029       027S       034W      HASKELL   KS      KELLS             C-3  052571111     COLORADO INTERSTATE GAS CO
029       027S       034W      HASKELL   KS      KELLS             C-4  052572111     COLORADO INTERSTATE GAS CO
031       024S       037W      KEARNY    KS      KENDALL EXCHANGE       065556100     GREELEY GAS COMPANY
016       023S       036W      KEARNY    KS      KLEEMAN           1    053970111     COLORADO INTERSTATE GAS CO
016       023S       036W      KEARNY    KS      KLEEMAN E L       2    053980111     COLORADO INTERSTATE GAS CO
030       026S       031W      FINNEY    KS      KLEYSTEUBER       1    054020111     COLORADO INTERSTATE GAS CO
012       029S       034W      HASKELL   KS      KOENIG (CSGH)     1    054270111     COLORADO INTERSTATE GAS CO
017       024S       037W      KEARNY    KS      KREHBIEL          1    053870111     COLORADO INTERSTATE GAS CO
017       024S       037W      KEARNY    KS      KREHBIEL          1-A  054300111     COLORADO INTERSTATE GAS CO
024       026S       040W      HAMILTON  KS      KRITZMIRE              054320111     COLORADO INTERSTATE GAS CO
024       026S       040W      HAMILTON  KS      KRITZMIRE         3    054340111     COLORADO INTERSTATE GAS CO
018        24S        38W      KEARNY    KS      KURZ A-1&BURNETT 1-18R 054365000     ANADARKO PETROLEUM CORP
030       028S       033W      HASKELL   KS      LAIRD             B-1  054690111     COLORADO INTERSTATE GAS CO
035       026S       040W      HAMILTON  KS      LAKE UNIT         1    054810111     COLORADO INTERSTATE GAS CO
029       024S       036W      KEARNY    KS      LAKIN PURCHASE (EG CMP)065865111     NOT APPLICABLE]
008       026S       039W      HAMILTON  KS      LAMPE             1    054940111     COLORADO INTERSTATE GAS CO
008       026S       039W      HAMILTON  KS      LAMPE J           2-8  054900111     COLORADO INTERSTATE GAS CO
010       026S       039W      HAMILTON  KS      LAMPE JOHN        1    054990111     COLORADO INTERSTATE GAS CO
010       026S       039W      HAMILTON  KS      LAMPE JOHN 2-10        054995111     COLORADO INTERSTATE GAS CO
019       027S       040W      STANTON   KS      LANE              1    055000111     COLORADO INTERSTATE GAS CO
032       025S       034W      FINNEY    KS      LEE               1    055190111     COLORADO INTERSTATE GAS CO
015       026S       037W      KEARNY    KS      LEE               2    055191111     COLORADO INTERSTATE GAS CO
032       025S       034W      FINNEY    KS      LEE               2    055192111     COLORADO INTERSTATE GAS CO
015       026S       037W      KEARNY    KS      LEE T P           1    055240111     COLORADO INTERSTATE GAS CO


                                            COLORADO INTERSTATE GAS COMPANY
                                        MASTER LIST OF GATHERING RECEIPT POINTS
                                                     AS OF 09/10/93
                                           HUGOTON/PANOMA AREA      G   2    LAM

                              COUNTY                                    LOCATION
SECTION   TOWNSHIP   RANGE     NAME      STATE      WELL NAME            NUMBER             MEASURING PARTY
-----------------------------------------------------------------------------------------------------------------------

024       028S       034W      HASKELL   KS      LEMON             A-1  055390111     COLORADO INTERSTATE GAS CO
025       028S       034W      HASKELL   KS      LEMON             B-1  055440111     COLORADO INTERSTATE GAS CO
009       029S       033W      HASKELL   KS      LEMON             C-1  055490111     COLORADO INTERSTATE GAS CO
008       029S       033W      HASKELL   KS      LEMON             1    055310111     COLORADO INTERSTATE GAS CO
025       028S       034W      HASKELL   KS      LEMON             1-25 055300111     COLORADO INTERSTATE GAS CO
024       028S       034W      HASKELL   KS      LEMON A-2              055391111     COLORADO INTERSTATE GAS CO
001       029S       034W      HASKELL   KS      LIGHT             D-1  055960111     COLORADO INTERSTATE GAS CO
002       029S       034W      HASKELL   KS      LIGHT (MOR)       C-1  055950111     COLORADO INTERSTATE GAS CO
008       026S       031W      FINNEY    KS      LIGHTNER          1    055990111     COLORADO INTERSTATE GAS CO
031       029S       036W      GRANT     KS      LIMPER D          2    056030111     COLORADO INTERSTATE GAS CO
031       029S       036W      GRANT     KS      LIMPER DOROTHY    1    056040111     COLORADO INTERSTATE GAS CO
005        24W        38W      KEARNY    KS      LINDNER A-1&LINDNER 1-5056095000     ANADARKO PETROLEUM CORP
025       025S       039W      HAMILTON  KS      LINDSAY           1    056090111     COLORADO INTERSTATE GAS CO
014       026S       034W      FINNEY    KS      LOCKWOOD          1    056290111     COLORADO INTERSTATE GAS CO
014       026S       034W      FINNEY    KS      LOCKWOOD          2    056291111     COLORADO INTERSTATE GAS CO
014       026S       034W      FINNEY    KS      LOCKWOOD 3-14          056292111     COLORADO INTERSTATE GAS CO
035       023S       037W      KEARNY    KS      LONGWOOD 1-2           056691111     COLORADO INTERSTATE GAS CO
018       024S       036W      KEARNY    KS      LOUCKS            A-1  057040111     COLORADO INTERSTATE GAS CO
018       024S       036W      KEARNY    KS      LOUCKS            A-2  057041111     COLORADO INTERSTATE GAS CO
008       024S       036W      KEARNY    KS      LOUCKS            B-1  057090111     COLORADO INTERSTATE GAS CO
008       024S       036W      KEARNY    KS      LOUCKS            B-2  057091111     COLORADO INTERSTATE GAS CO
031       023S       036W      KEARNY    KS      LOUCKS            1    056890111     COLORADO INTERSTATE GAS CO
007       024S       036W      KEARNY    KS      LOUCKS            2    056940111     COLORADO INTERSTATE GAS CO
001       024S       037W      KEARNY    KS      LOUCKS            3    056990111     COLORADO INTERSTATE GAS CO
031       023S       036W      KEARNY    KS      LOUCKS            4    056991111     COLORADO INTERSTATE GAS CO
007       024S       036W      KEARNY    KS      LOUCKS            5    056992111     COLORADO INTERSTATE GAS CO
001       024S       037W      KEARNY    KS      LOUCKS            6    056993111     COLORADO INTERSTATE GAS CO
001       024S       037W      KEARNY    KS      LOUCKS,C.A. NO. 7      056994111     COLORADO INTERSTATE GAS CO
009       028S       034W      HASKELL   KS      MACE              A-2  058009111     COLORADO INTERSTATE GAS CO
009       028S       034W      HASKELL   KS      MACE              1    058010111     COLORADO INTERSTATE GAS CO
009       028S       034W      HASKELL   KS      MACE A-3               058008111     COLORADO INTERSTATE GAS CO
034       027S       040W      STANTON   KS      MAHONEY           1    070760111     COLORADO INTERSTATE GAS CO
034       027S       040W      STANTON   KS      MAHONEY           2-34 070761111     COLORADO INTERSTATE GAS CO
035       022S       033W      FINNEY    KS      MANNS             1    058110111     COLORADO INTERSTATE GAS CO
012       030S       032W      HASKELL   KS      MARSHALL          1    058660111     COLORADO INTERSTATE GAS CO
016       029S       040W      STANTON   KS      MARTIN GU         1    058675111     COLORADO INTERSTATE GAS CO
012       027S       032W      HASKELL   KS      MATHES            A-1  062080111     COLORADO INTERSTATE GAS CO
006       027S       031W      HASKELL   KS      MATHES            B-1  062160111     COLORADO INTERSTATE GAS CO
026       029S       032W      HASKELL   KS      MC CLURE          B-1  064240111     COLORADO INTERSTATE GAS CO
025       029S       032W      HASKELL   KS      MC CLURE          1    064160111     COLORADO INTERSTATE GAS CO
002       030S       032W      HASKELL   KS      MC COY            1    064400111     COLORADO INTERSTATE GAS CO
032       028S       034W      HASKELL   KS      MC COY            1    064480111     COLORADO INTERSTATE GAS CO
032       028S       034W      HASKELL   KS      MC COY 4-32            064495111     COLORADO INTERSTATE GAS CO
013       025S       039W      HAMILTON  KS      MC DONALD         1    064720111     COLORADO INTERSTATE GAS CO
013       025S       039W      HAMILTON  KS      MC DONALD         2    064725111     COLORADO INTERSTATE GAS CO
004       026S       031W      FINNEY    KS      MC GRAW           1    065040111     COLORADO INTERSTATE GAS CO
028       026S       034W      FINNEY    KS      MC KEE            A-1  065281111     COLORADO INTERSTATE GAS CO


                                            COLORADO INTERSTATE GAS COMPANY
                                        MASTER LIST OF GATHERING RECEIPT POINTS
                                                     AS OF 09/10/93
                                           HUGOTON/PANOMA AREA      G   2    LAM

                              COUNTY                                    LOCATION
SECTION   TOWNSHIP   RANGE     NAME      STATE      WELL NAME            NUMBER             MEASURING PARTY
-----------------------------------------------------------------------------------------------------------------------

028       026S       034W      FINNEY    KS      MC KEE            1    065280111     COLORADO INTERSTATE GAS CO
007       026S       039W      HAMILTON  KS      MESA-LOWENBERG    1-7  068570111     COLORADO INTERSTATE GAS CO
028       023S       035W      KEARNY    KS      MILLER            J-1  070160111     COLORADO INTERSTATE GAS CO
013       021S       035W      KEARNY    KS      MILLER            1    070002111     COLORADO INTERSTATE GAS CO
028       023S       035W      KEARNY    KS      MILLER J-2             070161111     COLORADO INTERSTATE GAS CO
003       024S       036W      KEARNY    KS      MILLYARD          1    070460111     COLORADO INTERSTATE GAS CO
003       024S       036W      KEARNY    KS      MILLYARD          2    070461111     COLORADO INTERSTATE GAS CO
003       024S       036W      KEARNY    KS      MILLYARD A. FARM UNIT 3070465111     COLORADO INTERSTATE GAS CO
034       025S       031W      FINNEY    KS      MINTER-WILSON     1    070665111     NORTHERN NATURAL GASPROD
004       023S       037W      KEARNY    KS      MODIE             1    070710111     COLORADO INTERSTATE GAS CO
004       023S       037W      KEARNY    KS      MODIE             1-A  070711111     COLORADO INTERSTATE GAS CO
034       027S       040W      STANTON   KS      MOHNEY 3-34            070812111     COLORADO INTERSTATE GAS CO
003       024S       035W      KEARNY    KS      MOLZ              1    070860111     COLORADO INTERSTATE GAS CO
029       025S       033W      FINNEY    KS      MOODY             1    071060111     COLORADO INTERSTATE GAS CO
029       025S       033W      FINNEY    KS      MOODY             2    071061111     COLORADO INTERSTATE GAS CO
003       029S       034W      HASKELL   KS      MOODY C-2 (CSGHD)      026745111     COLORADO INTERSTATE GAS CO
003       029S       034W      HASKELL   KS      MOODY C-3              071165111     COLORADO INTERSTATE GAS CO
003       029S       034W      HASKELL   KS      MOODY CHE         A-1-3071170111     COLORADO INTERSTATE GAS CO
005       026S       034W      FINNEY    KS      MOODY WM          1    071360111     COLORADO INTERSTATE GAS CO
005       026S       034W      FINNEY    KS      MOODY WM GAS UNIT 2    071361111     COLORADO INTERSTATE GAS CO
002       024S       035W      KEARNY    KS      MURRAY            B-1  072410111     COLORADO INTERSTATE GAS CO
008       028S       040W      STANTON   KS      NICHOLAS GAS UNIT 1-8  074375111     COLORADO INTERSTATE GAS CO
013       027S       032W      HASKELL   KS      NICHOLS           1    074380111     COLORADO INTERSTATE GAS CO
016       026S       034W      FINNEY    KS      NOLAN             1    074480111     COLORADO INTERSTATE GAS CO
016       026S       034W      FINNEY    KS      NOLAN GAS UNIT    2    074481111     COLORADO INTERSTATE GAS CO
016       026S       034W      FINNEY    KS      NOLAN 4-16             074483111     COLORADO INTERSTATE GAS CO
031       021S       034W      FINNEY    KS      NORRIS            1    074490111     COLORADO INTERSTATE GAS CO
001       029S       037W      GRANT     KS      OCKULY            1    074910111     COLORADO INTERSTATE GAS CO
001       029S       037W      GRANT     KS      OCKULY (CG)       2    074912111     COLORADO INTERSTATE GAS CO
012       021S       035W      KEARNY    KS      ODD WILLIAMS      2    074914111     COLORADO INTERSTATE GAS CO
014       027S       034W      HASKELL   KS      OLIVER            1    074960111     COLORADO INTERSTATE GAS CO
015       027S       034W      HASKELL   KS      OLIVER "A"        2    074965111     COLORADO INTERSTATE GAS CO
002       029S       034W      HASKELL   KS      ONIONS            1    075060111     COLORADO INTERSTATE GAS CO
021       028S       033W      HASKELL   KS      ORTH              1    075110111     COLORADO INTERSTATE GAS CO
021       028S       033W      HASKELL   KS      ORTH A-2               075115111     COLORADO INTERSTATE GAS CO
007       030S       031W      HASKELL   KS      OSBORN            2    075160111     COLORADO INTERSTATE GAS CO
034       025S       039W      HAMILTON  KS      OVERBEY GAS UNIT  1    075201111     COLORADO INTERSTATE GAS CO
034       025S       039W      HAMILTON  KS      OVERBEY GAS UNIT  2    075202111     COLORADO INTERSTATE GAS CO
034       023S       035W      KEARNY    KS      PARKER            1    075660111     COLORADO INTERSTATE GAS CO
034       023S       035W      KEARNY    KS      PARKER A-2             075661111     COLORADO INTERSTATE GAS CO
004       024S       037W      KEARNY    KS      PEMBERTON         1    076210111     COLORADO INTERSTATE GAS CO
004       024S       037W      KEARNY    KS      PEMBERTON         1-A  076211111     COLORADO INTERSTATE GAS CO
006       027S       036W      GRANT     KS      PHELPS            1    076410111     COLORADO INTERSTATE GAS CO
006       027S       036W      GRANT     KS      PHELPS/CG         1-A  076411111     COLORADO INTERSTATE GAS CO
031       028S       034W      HASKELL   KS      PICKENS           A-2  076751111     COLORADO INTERSTATE GAS CO
031       028S       034W      HASKELL   KS      PICKENS           1    076760111     COLORADO INTERSTATE GAS CO
035       027S       040W      STANTON   KS      PIPER             1    076774111     COLORADO INTERSTATE GAS CO


                                            COLORADO INTERSTATE GAS COMPANY
                                        MASTER LIST OF GATHERING RECEIPT POINTS
                                                     AS OF 09/10/93
                                           HUGOTON/PANOMA AREA      G   2    LAM

                              COUNTY                                    LOCATION
SECTION   TOWNSHIP   RANGE     NAME      STATE      WELL NAME            NUMBER             MEASURING PARTY
-----------------------------------------------------------------------------------------------------------------------

035       027S       040W      STANTON   KS      PIPER            2-A   076775111     COLORADO INTERSTATE GAS CO
011       027S       040W      STANTON   KS      PLUMMER          A-1   076860111     COLORADO INTERSTATE GAS CO
011       027S       040W      STANTON   KS      PLUMMER          A-2   076861111     COLORADO INTERSTATE GAS CO
015       027S       040W      STANTON   KS      PLUMMER          B-1   076910111     COLORADO INTERSTATE GAS CO
015       027S       040W      STANTON   KS      PLUMMER          B-2   076911111     COLORADO INTERSTATE GAS CO
010       027S       040W      STANTON   KS      PLUMMER          C-1   076960111     COLORADO INTERSTATE GAS CO
010       027S       040W      STANTON   KS      PLUMMER          C-2   076961111     COLORADO INTERSTATE GAS CO
005       028S       040W      STANTON   KS      PLUMMER          D-1   077010111     COLORADO INTERSTATE GAS CO
005       028S       040W      STANTON   KS      PLUMMER          D-2   077011111     COLORADO INTERSTATE GAS CO
009       029S       040W      STANTON   KS      PLUMMER          1     076858111     COLORADO INTERSTATE GAS CO
022       029S       040W      STANTON   KS      PLUMMER GU       E-1   076857111     COLORADO INTERSTATE GAS CO
016       028S       033W      HASKELL   KS      PORTER #1              077155111     COLORADO INTERSTATE GAS CO
027       026S       035W      KEARNY    KS      POTTER           A-1   077212111     COLORADO INTERSTATE GAS CO
026       026S       035W      KEARNY    KS      POTTER           1     077210111     COLORADO INTERSTATE GAS CO
016       030S       033W      HASKELL   KS      R A JAMES        B UN  049270111     COLORADO INTERSTATE GAS CO
013       024S       037W      KEARNY    KS      R. L. GREEN NO. 3      039582111     COLORADO INTERSTATE GAS CO
003       029S       034W      HASKELL   KS      RAHENKAMP         1    078030111     COLORADO INTERSTATE GAS CO
003       029S       034W      HASKELL   KS      RAHENKAMP A 2          078035111     COLORADO INTERSTATE GAS CO
033       028S       040W      STANTON   KS      RAMSAY            A-1  078227111     COLORADO INTERSTATE GAS CO
021       028S       040W      STANTON   KS      RAMSAY            1    078228111     COLORADO INTERSTATE GAS CO
021       023S       036W      KEARNY    KS      RATZLAFF          A-1  078470111     COLORADO INTERSTATE GAS CO
028       023S       036W      KEARNY    KS      RATZLAFF          B-1  078510111     COLORADO INTERSTATE GAS CO
001       025S       037W      KEARNY    KS      RATZLAFF          1    078350111     COLORADO INTERSTATE GAS CO
010       024S       036W      KEARNY    KS      RATZLAFF          2    078430111     COLORADO INTERSTATE GAS CO
001       025S       037W      KEARNY    KS      RATZLAFF          4-1  078440111     COLORADO INTERSTATE GAS CO
021       023S       036W      KEARNY    KS      RATZLAFF D        A-2  078540111     COLORADO INTERSTATE GAS CO
021       023S       036W      KEARNY    KS      RATZLAFF D        B-2  078541111     COLORADO INTERSTATE GAS CO
016       023S       036W      KEARNY    KS      RATZLAFF D "A" NO. 3   078436111     COLORADO INTERSTATE GAS CO
028       023S       036W      KEARNY    KS      RATZLAFF DAN UNIT D-1  078550111     COLORADO INTERSTATE GAS CO
010       024S       036W      KEARNY    KS      RATZLAFF 2        2-10 078435111     COLORADO INTERSTATE GAS CO
004       026S       039W      HAMILTON  KS      RECTOR            2-4  078929111     COLORADO INTERSTATE GAS CO
004       026S       039W      HAMILTON  KS      RECTOR O          1    078930111     COLORADO INTERSTATE GAS CO
033       025S       039W      HAMILTON  KS      RECTOR O E        1    074700111     COLORADO INTERSTATE GAS CO
004       026S       039W      HAMILTON  KS      RECTOR 3-4             078928111     COLORADO INTERSTATE GAS CO
007       026S       034W      FINNEY    KS      REEVE             1    078990111     COLORADO INTERSTATE GAS CO
032       025S       034W      FINNEY    KS      REEVE FEDERAL 32-2     058088111     COLORADO INTERSTATE GAS CO
007       026S       034W      FINNEY    KS      REEVE GAS UNIT    2    078991111     COLORADO INTERSTATE GAS CO
007       026S       034W      FINNEY    KS      REEVE 4-7              078993111     COLORADO INTERSTATE GAS CO
030       025S       034W      FINNEY    KS      REEVES            A-1  079071111     COLORADO INTERSTATE GAS CO
018       026S       034W      FINNEY    KS      REEVES            1    079030111     COLORADO INTERSTATE GAS CO
030       025S       034W      FINNEY    KS      REEVES            2    079070111     COLORADO INTERSTATE GAS CO
025       028S       032W      HASKELL   KS      REIMELT           1    079150111     COLORADO INTERSTATE GAS CO
035       028S       034W      HASKELL   KS      REIMER            A-2  079110111     COLORADO INTERSTATE GAS CO
014       031S       032W      SEWARD    KS      RICHARDSON F-1         079305111     COLORADO INTERSTATE GAS CO
006       026S       033W      FINNEY    KS      RIGG UNIT         1    079390111     COLORADO INTERSTATE GAS CO
006       026S       033W      FINNEY    KS      RIGGS             A-1  079455111     COLORADO INTERSTATE GAS CO
005       026S       033W      FINNEY    KS      RIGGS 1-2              079395111     COLORADO INTERSTATE GAS CO


                                            COLORADO INTERSTATE GAS COMPANY
                                        MASTER LIST OF GATHERING RECEIPT POINTS
                                                     AS OF 09/10/93
                                           HUGOTON/PANOMA AREA      G   2    LAM

                              COUNTY                                    LOCATION
SECTION   TOWNSHIP   RANGE     NAME      STATE      WELL NAME            NUMBER             MEASURING PARTY
-----------------------------------------------------------------------------------------------------------------------

004       025S       036W      KEARNY    KS      ROBINSON          C-1  079590111     COLORADO INTERSTATE GAS CO
004       025S       036W      KEARNY    KS      ROBINSON          C-2  079591111     COLORADO INTERSTATE GAS CO
033       024S       037W      KEARNY    KS      ROBRAHN           1    079630111     COLORADO INTERSTATE GAS CO
033       024S       037W      KEARNY    KS      ROBRAHN E E       2    079635111     COLORADO INTERSTATE GAS CO
031       030S       031W      HASKELL   KS      ROONEY            1    079830111     COLORADO INTERSTATE GAS CO
024       031S       032W      SEWARD    KS      ROSSON            1    079990111     COLORADO INTERSTATE GAS CO
027       027S       033W      HASKELL   KS      ROY               3    080070111     COLORADO INTERSTATE GAS CO
034       027S       033W      HASKELL   KS      ROY               5    080150111     COLORADO INTERSTATE GAS CO
033       027S       033W      HASKELL   KS      ROY               6    080190111     COLORADO INTERSTATE GAS CO
033       027S       033W      HASKELL   KS      ROY 10-33              080196111     COLORADO INTERSTATE GAS CO
034       027S       033W      HASKELL   KS      ROY 11-34              080197111     COLORADO INTERSTATE GAS CO
027       027S       033W      HASKELL   KS      ROY 9-27               080195111     COLORADO INTERSTATE GAS CO
028       029S       036W      GRANT     KS      S. HAGERMAN UNIT 3     041327111     COLORADO INTERSTATE GAS CO
034       023S       037W      KEARNY    KS      SALYER           1     081450111     COLORADO INTERSTATE GAS CO
027       023S       037W      KEARNY    KS      SALYER 1-2             081451111     COLORADO INTERSTATE GAS CO
018       013S       032W      SEWARD    KS      SATTERFIELD/GARTEN     991722000     COLORADO INTERSTATE GAS CO
018       031S       032W      SEWARD    KS      SATTERFIELD/GARTEN (GATH)991722121   NOT APPLICABLE
015       023S       037W      KEARNY    KS      SAUER             B-1  082470111     COLORADO INTERSTATE GAS CO
015       023S       037W      KEARNY    KS      SAUER             B-2  082471111     KN ENERGY INC
025       023S       037W      KEARNY    KS      SAUER             1    082290111     COLORADO INTERSTATE GAS CO
025       023S       037W      KEARNY    KS      SAUER             1-A  082291111     COLORADO INTERSTATE GAS CO
028       025S       033W      FINNEY    KS      SCHEER            1    082950111     COLORADO INTERSTATE GAS CO
028       025S       033W      FINNEY    KS      SCHEER            2    082951111     COLORADO INTERSTATE GAS CO
028       025S       033W      FINNEY    KS      SCHEER 3-28            082952111     COLORADO INTERSTATE GAS CO
006       031S       031W      SEWARD    KS      SCHMIDT           B-1  083070111     COLORADO INTERSTATE GAS CO
007       031S       031W      SEWARD    KS      SCHMIDT           1    083010111     COLORADO INTERSTATE GAS CO
007       031S       031W      SEWARD    KS      SCHMIDT           1    083011111     COLORADO INTERSTATE GAS CO
012       031S       032W      SEWARD    KS      SCHMIDT, LUTHER   1    057540111     COLORADO INTERSTATE GAS CO
005       029S       036W      GRANT     KS      SCHWEIN           A-1  083730111     COLORADO INTERSTATE GAS CO
005       029S       036W      GRANT     KS      SCHWEIN           A-2  083731111     COLORADO INTERSTATE GAS CO
005       029S       036W      GRANT     KS      SCHWEIN A-3            083732111     COLORADO INTERSTATE GAS CO
001       027S       035W      GRANT     KS      SHAWVER           1    084750111     COLORADO INTERSTATE GAS CO
002       027S       035W      GRANT     KS      SHAWVER           2-2  084751111     COLORADO INTERSTATE GAS CO
024       023S       035W      KEARNY    KS      SHELL             1    084990111     COLORADO INTERSTATE GAS CO
018       025S       037W      KEARNY    KS      SHELL             1    085050111     COLORADO INTERSTATE GAS CO
024       023S       035W      KEARNY    KS      SHELL A-2              085010111     COLORADO INTERSTATE GAS CO
018       025S       037W      KEARNY    KS      SHELL 1-2-18           085051111     COLORADO INTERSTATE GAS CO
033       025S       034W      FINNEY    KS      SINN              1    085290111     COLORADO INTERSTATE GAS CO
033       025S       034W      FINNEY    KS      SINN              2    085291111     COLORADO INTERSTATE GAS CO
033       025S       034W      FINNEY    KS      SINN 3-33              085292111     COLORADO INTERSTATE GAS CO
026       027S       040W      STANTON   KS      SMITH A E         1    086010111     COLORADO INTERSTATE GAS CO
026       027S       040W      STANTON   KS      SMITH A E         2-26 086011111     COLORADO INTERSTATE GAS CO
026       027S       040W      STANTON   KS      SMITH 3-26             086012111     COLORADO INTERSTATE GAS CO
022       027S       034W      HASKELL   KS      SNIDER            B-1  087810111     COLORADO INTERSTATE GAS CO
032       027S       034W      HASKELL   KS      STANLEY           A-2  088831111     COLORADO INTERSTATE GAS CO
032       027S       034W      HASKELL   KS      STANLEY           1    088830111     COLORADO INTERSTATE GAS CO


                                                                                                           09/20/93
                                               COLORADO INTERSTATE GAS COMPANY
                         GATHERING DELIVERY POINTS

                                                                                                     MAXIMUM
                             COUNTY                                                 LOCATION  MEASURING   PRESSURE
SECTION  TOWNSHIP  RANGE      NAME      STATE      DELIVERY NAME       AGGREGATE     NUMBER     PARTY    (p.s.i.g.)
-------  --------  -----  ------------  -----  ---------------------  ------------  --------  ---------  -----------

36       20N       103W   SWEETWATER    WY     ABB RECEIPT            M 1 ABM       991650000 NMS        845
21       23S       34E    LEA           NM     ANTELOPE RIDGE         O 9 ANT       991136000 CIG        960
363      PMC       3&LRR  MOORE         TX     BIVINS MASTER METER    M 3 BIM       991143100 CIG        250
29       36N       89W    FREMONT       WY     BULLFROG/TEPEE FLATS   M 1 BUL       066153000 NMS        1100
5        24N       96W    SWEETWATER    WY     BUSH LAKE DELIVERY     O 9 BSH       021785100 CIG        1000
32       T21N      R34W   FINNEY        KS     CAMPBELL DRAW DELIVERY O 9 CDE       991177000 CIG        500
13       18S       45W    KIOWA         CO     CAVALRY RECEIPT        M 2 CAV       991702000 NMS        850
18       3N        26E    BEAVER        OK     CLEAR LAKE             O 9 CLL       991179000 CIG        500
9        19N       98W    SWEETWATER    WY     DESERT SPRINGS MASTER  M 1 DES       991145100 CIG        845
15       1N        26E    BEAVER        OK     DURFEY                 O 9 DUR       931180000 NMS        500
34       20N       101W   SWEETWATER    WY     EAST ROCK SPRINGS      M 1 ERS       991701000 NMS        845
8        20N       92W    SWEETWATER    WY     ECHO SPRINGS MASTER    M 1 ECH       991165100 CIG        850
9        18S       45W    KIOWA         CO     FLUKE TIE-IN           M 2 FLU       991570000 NMS        850
7        36N       93W    FREEMONT      WY     FULLER WIND RIVER      M 1 FWR       991524100 NMS        960
18       33S       43W    MORTON        KS     GREENWOOD MASTER METER M 3 GRW       991159100 CIG        761
13       25S       36W    KEARNY        KS     HUGOTON/KNE EXCHANGE   0 9 HKE       991181000 CIG        240
29       25S       35W    KEARNY        KS     H&P SUNFLOWER          O 9 HPS       991652000 CIG        300
17       10S       23E    UNITAH        UT     KAYE STATE             O 9 KAY       991667000 CHEVRON    960
17       5N        7E     CIMARRON      OK     KEYES MASTER METER     M 3 KEY       991155100 CIG        550
29       24S       36W    KEARNY        KS     LAKIN MASTER METER     M 2 LAM       065864000 CIG        920
33       19S       48W    KIOWA         CO     LEFT HAND (WEAR TRUST) M 2 LEF       991675000 NMS        924
11       38N       90W    FREMONT       WY     LOST CABIN             M 1 LOS       066156000 CIG        1100
2        38N       90W    FREMONT       WY     MADDEN EXCHANGE (KN)   O 9 MKN       058100111 CIG        960
30       20N       101W   SWEETWATER    WY     MASTERSON              M 1 MAS       991726000 NMS        N/A
31       5N        24E    BEAVER        OK     MILES G-1              O 9 MG1       069660000 NMS        500
18       5N        25E    BEAVER        OK     MOCANE WARREN PLANT    M 3 MOC       991106000 CIG        500
8        24N       96W    SWEETWATER    WY     NICKEY FIELD EXCHANGE  O 9 NKY       991116000 CIG        960
5        51N       100W   PARK          WY     NORTH OREGON BASIN     M 1 MOB       991651000 NMS        1200
9        22S       37W    KEARNY        KS     PANOMA/NNG INTERCONNECTO 9 NNG       066304000 NMS        500
36       20N       101W   SWEETWATER    WY     POINT OF ROCKS         M 1 PTR       991679000 NMS        845
8        19N       91W    CARBON        WY     PORTER FEDERAL DELIVERYO 9 PRD       077150000 NMS        960
13       12N       16W    CUSTER        OK     RED HILLS DELIVERY     O 9 REH       991623000 NMS        960
10       23S       38W    KEARNY        KS     RINHART/KJA            O 9 RIN       991756000 NMS        960
20       9S        20E    UINTAH        UT     SALT WATER DISPOSAL    O 9 H2O       073000000 CIG        960
2        2S        55W    WASHINGTON    CO     SHARP 1                O 9 WDR       065787000 CIG        960
23       21N       99W    MOFFAT        CO     SHELL CREEK DELIVERY   O 9 SCR       085080000 NMS        960
12       19N       98W    SWEETWATER    WY     TABLE ROCK MASTER METERM 1 TAB       991173100 CIG        850
23       19N       98W    SWEETWATER    WY     TABLE ROCK RESIDUE     M 1 TRR       991163000 CIG        845
28       6N        10E    TEXAS         OK     TEDROW DELIVERY        O 9 TED       092420000 NMS        500
27       20N       97W    SWEETWATER    WY     TIPTON                 M 1 TIP       991737000 NMS        845
24       9S        21E    UINTAH        UT     UINTAH                 M 1 UIN       991764000 CIG        1050
23       31S       45W    BACA          CO     VILAS MASTER METER     M 3 VIL       991172100 CIG        500
31       20N       94W    SWEETWATER    WY     WAMSUTTER MASTER METER M 1 WAM       991164100 CIG        845
2        8LL       JMLS   WHEELER       TX     WHEELER EXCHANGE       O 9 WLR       991188000 CIG        960
3        CPCO      SCHL   WHEELER       TX     WILLIS METER STATION   O 9 WMS       991043000 CIG        960


                                APPENDIX "A"

                      AMENDMENT DATED January 1, 1994

                                    to

                          GAS GATHERING AGREEMENT

                           DATED October 1, 1993

                                  between

                      COLORADO INTERSTATE GAS COMPANY

                                    and

                             MESA OPERATING CO.

                ACTING ON BEHALF OF ITSELF AND AS AGENT FOR
                    HUGOTON CAPITAL LIMITED PARTNERSHIP

                              Gathering Rates

                                    Commodity
                  Point(s) of         Rates        Fuel
Gathering Area     Delivery       (Notes 1 & 2)  (Note 3)   Term of Rate
--------------  ---------------   -------------  -------- -----------------
Hugoton         Lakin Master        $0.1540
                 Meter               per Dth      3.00%  10/1/93-1/29/95

                Lakin Master        Base Rate I   3.00%  1/30/95-1/31/2010
                 Meter              (Note 5)             (Note 4)
                                    Plus IFUR
                                    Note 6)
                                    Plus
                                    $0.025
                                     per Dth

                KN Exchange         $0.1850
                                     per Dth      3.00%  10/1/93-9/30/94

                KN Exchange         $0.1665       3.00%  10/1/94-1/29/95
                                     per Dth

                H&P Sunflower       $0.1850
                                     per Dth      3.00%  10/1/93-9/30/94

                H&P Sunflower       $0.1665       3.00%  10/1/94-1/29/95
                                     per Dth

Hugoton         Satanta             Base Rate I   3.00%   1/30/95-1/31/2010
(Exhibit "B",                       (Note 5)               (Note 4)
Schedule 1 & 2                      Plus IFUR
Wells)                              (Note 6)

Hugoton         Satanta             Base Rate I   3.00%  5/01/95-5/31/95
Exhibit "B"    (for Dth transported (Note 5)
Schedule 1 & 2  by Northern Natural Plus IFUR
Wells)          Gas Company for     (Note 6)
                Transporter)

Hugoton         Satanta             Base Rate II (Note 7)(Notes 4 and 7)
(Exhibit "B",                       (Note 7)
 Schedule 3                         Plus IFUR
 Wells)                             (Note 6)

                                APPENDIX "A"


NOTES:  (1)  The Commodity Rate for service hereunder shall be as agreed between the Parties, except that in the event that an effective rate for service in a gathering area is not agreed to prior to the tender of gas by Shipper for service in that gathering area, then the rate for that service, until otherwise agreed, shall be the maximum rate that Transporter charges for gathering service in that area.

        (2) The wells under Footnote 4 of Exhibit "B", Schedule 1, are subject to a reduction of 1.3 cents per Dth, as described in the Letter Agreement between Shipper and Transporter dated January 5, 1994. Invoicing procedures shall be governed by Transporter's January 17, 1994 Letter to Shipper.

        (3) The Fuel Percentage shall be adjusted from time to time throughout the term of the Agreement and shall be based upon actual fuel usage in Transporter's Hugoton Gathering System.

        (4) Either party shall have the annual right to request renegotiation of the gathering rates to be effective 2/1/10 and each February 1 thereafter. Such request shall be made in writing and given to the other party not less than six months prior to the date the renegotiated rate(s) would become effective. If the parties are unable to mutually agree to renegotiated rate(s), then this Agreement shall terminate after 1/31/10.

        (5) The Base Rate I shall be $0.13 per Dth from 1/31/95 to 1/31/97, $0.14 per Dth from 2/1/97 through 1/21/98, $0.145 per
             Dth from 2/1/98 through 1/31/99, and $0.15 per Dth from 2/1/99 through 1/31/00. Effective 2/1/00 through 1/31/10, the Base Rate I will be determined monthly, and shall be equal to 9% of the index price for PEPL-Oklahoma published in the first issue of Inside FERC's Gas Market Report for such month. If such index price ceases to be published, then Shipper and Transporter shall select a mutually agreeable substitute generally recognized in the industry. In no event shall the Base Rate I be less than $0.15 per Dth after 1/31/99. Transporter's maximum obligation under Base Rates I and II shall be 15,000 Mcf per day.

        (6) Pursuant to the terms of the June 1, 1994 Letter Agreement between the parties, an Incremental Facilities Usage Rate ("IFUR") of $0.06 per Dth shall apply in addition to the rates set forth above. The IFUR will continue in effect until the earlier of (i) 2/1/99 or (ii) the first day of the month immediately following the month in which the aggregate revenue attributable to the IFUR equals Transporter's actual costs of the New Facilities, as defined in the Letter Agreement dated June 1, 1994. If the actual costs of the New Facilities exceed the aggregate of the IFUR charges paid and accrued between 1/30/95 and 2/1/99, Shipper shall reimburse Transporter for the difference in a lump sum payment, within thirty days of Transporter's invoice. If any part of such difference resulted from a production limitation caused by Transporter's inability to meet pressure specifications set forth in Exhibit "B", then that part of the payment will be deferred for a period of time equal to the time period Transporter interrupted delivery of Shipper's Gas. Shipper shall have the right to audit Transporter's records to verify the costs of the New Facilities.

        (7) The Base Rate II shall be applicable to Shipper's Directly Connected Gas (Exhibit "B", Schedule 3) and shall be $0.01 per Dth for a three year period commencing with the first delivery of gas from each new source. Thereafter, the Base Rate II shall equal the Base Rate I then in effect and as it may change from time to time. At no time however, shall the sum of the Base Rate II and the IFUR be less than Transporter's minimum tariff gathering rate. No fuel retention shall apply for a three year period commencing with the first delivery of gas from each new connection of Shipper's Directly Connected Gas. Transporter's maximum obligation under Base Rates I and II shall be 15,000 Mcf per day.

                                                  Contract No. 42026000A


                                 AMENDMENT

                           DATED: January 5, 1994
                                  ---------------

                                     to

                   GAS GATHERING AGREEMENT - INTERRUPTIBLE

                                   between

                       COLORADO INTERSTATE GAS COMPANY

                                     and

                               MESA OPERATING CO.
                    ACTING ON BEHALF OF ITSELF AND AS AGENT
                    FOR HUGOTON CAPITAL LIMITED PARTNERSHIP

                            DATED:  October 1, 1993
                                    ---------------

                              AMENDMENT TO
                GAS GATHERING AGREEMENT - INTERRUPTIBLE


     THIS AMENDMENT, made and entered into as of this 5th day of January

1994, by and between COLORADO INTERSTATE GAS COMPANY, hereinafter referred to as "Transporter", and MESA OPERATING CO., acting on behalf of itself and as agent for Hugoton Capital Limited Partnership, hereinafter referred to as "Shipper".

     WHEREAS, Transporter and Mesa Operating Limited Partnership entered into a Gas Gathering Agreement (Agreement) dated October 1, 1993,

providing for the gathering by Transporter of supplies of natural gas which

Shipper has acquired in the vicinity of Transporter's gathering system; and

     WHEREAS, Mesa Operating Limited Partnership notified Transporter that its name has changed to Mesa Operating Co., acting on behalf of itself and as agent for Hugoton Capital Limited Partnership; and

     WHEREAS, Transporter and Shipper desire to amend the Agreement to document changes in the Gathering Rates and operating pressure commitments in the Hugoton Field pursuant to Letter Agreements dated January 5, 1994 and June 1, 1994; and

     WHEREAS, Transporter and Shipper desire to further amend the Agreement pursuant to the Letter Agreement dated June 1, 1994 to add Satanta as a

Point of Delivery and to extend the primary term of the agreement to

January 31, 2010; and

     WHEREAS, Transporter and Shipper desire to amend the Agreement further to document changes in gas quality specifications and procedures to determine uneconomic wells pursuant to the Letter Agreement dated June 1,

1994;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, Transporter and Shipper agree to amend the

Agreement as follows:

     1.  Shipper notified Transporter of a name change from Mesa Operating

Limited Partnership to Mesa Operating Co., effective January 5, 1994.  Mesa

Operating Co. shall be substituted for Mesa Operating Limited Partnership wherever it occurs in this Agreement, effective January 5, 1994.

     2.  Effective January 5, 1994, Appendix "A" shall be deleted in its entirety and the attached Appendix "A" shall be substituted therefore.

     3.  Effective January 5, 1994, Exhibit "B" shall be deleted in its entirety and the attached Exhibit "B" shall be substituted therefore.

     4.  Effective June 10, 1994, Paragraph 2 of the Agreement shall be deleted in its entirety and the following Paragraph 2 shall be substituted therefore.

           "2.  Term of Agreement:     Beginning:     October 1, 1993

                                       Ending:        January 31, 2010

           X  Year to year thereafter, provided that the parties agree to
          ---
gathering rates to be in effect after January 31, 2010.  See Appendix "A"

for additional information."

     5.  Effective June 10, 1994, Paragraph 4 of the Agreement shall be deleted in its entirety and the following Paragraph 4 shall be substituted therefore.

           "4.  This Agreement is subject to the rates contained in

Appendix "A" and to all of the terms of the attached General Terms and

Conditions - Interruptible Gathering (see Exhibit "A"), except as adjusted as follows:

          Article 8 - Quality Specifications

In addition to the gas quality specifications described in Article 8, the following gas quality specifications shall apply to gas delivered to

Satanta.  Transporter shall not process such gas prior to delivery.

Shipper shall retain all processing rights associated with Shipper's gas delivered to the Satanta Point of Delivery.  The parties acknowledge that the Btu and hydrocarbon components of the gas delivered to Satanta from time to time will vary subject to such commingled stream available from

Transporter.  However, in the event such commingled stream contains more than 350 parts per million of carbon dioxide by volume, more than four parts per million of hydrogen sulfide by volume, or any mercury at the inlet to the plant, the parties shall undertake the following in order:

          (1)  Shipper shall notify Transporter of any such non-

conformance with the above specifications.  Shipper represents that these quality specifications are the same as, and no more stringent than, the quality requirements for any gas being delivered to Satanta.

          (2)  Shipper shall have the right, but not the obligation,

to treat the gas which is the source of the non-conformance at its sole cost or to pay for treatment of such gas at a mutually agreeable point on

CIG's Hugoton Gathering System.

          (3)  If it is not economic for Shipper to treat such gas,

excluding the gas described in Exhibit "B", Schedule 3, then Transporter shall have the right, but not the obligation, to remedy such non-

conformance at no cost to Shipper.  In determining whether it is economic to treat non-complying gas delivered hereunder, Shipper shall consider such gas with all other gas being delivered to the Satanta Point of Delivery which requires treatment for carbon dioxide and/or hydrogen sulfide and provide similar economic evaluations for non-complying gas delivered hereunder as are provided for any other such non-complying gas.  Further,

any such economic evaluations shall also include the blending of such gas delivered hereunder with all gas being delivered to the Satanta Point of

Delivery.  In any event, Shipper shall be responsible for treating

Shipper's Directly-Connected Gas (Exhibit "B", Schedule 3) which shall be excluded in determining whether or not treatment is economic.

          (4)  If Shipper does not determine that there is an economic solution available for the non-complying gas (other than Shipper's

Directly-Connected Gas, Exhibit "B", Schedule 3) and Transporter does not restore the gas quality to the standards set forth above, then Shipper may terminate this Agreement, with no further obligations on the part of either party, including, but not limited to, any costs described in Footnote 6 in

Appendix "A", but excluding payments by Shipper for services rendered prior to such termination.  If the commingled stream, not including Shipper's New

Gas and Shipper's Directly Connected Gas (Exhibit "B", Schedules 2 and 3),

to be delivered to the Satanta Point of Delivery by Transporter hereunder,

contains more than 0.5% of carbon dioxide by volume, Shipper shall also have the right to terminate this Agreement with no further obligations on the part of either party, including, but not limited to, any costs described in Footnote 6, Appendix "A", but excluding payments by Shipper for services rendered prior to such termination.

     6.  Effective June 10, 1994, Paragraph 9 of the Agreement shall be deleted in its entirety and the following Paragraph 9 shall be substituted therefore.

          "9.  Other Operating Provisions:

          Uneconomic Wells and Installation of Compression
          ------------------------------------------------

     If, for any prior twelve month period, providing gathering service from a particular well to the delivery points hereunder has been uneconomic to Transporter, then Transporter may request a volume increase commitment or a renegotiation of the gathering rate for that particular well.  For purposes of this section, gathering services from a well to the delivery points are uneconomic for a well if gathering revenues derived from the

Base Rate specified in Appendix "A" and received from production from that particular well are less than 126% of Shipper's share of the direct cost of operating the gathering facilities, calibrating, maintaining and reading the wellhead meters, treating by Transporter if any, to conform to quality specifications of Article 8, and operating and maintaining compression to effect deliveries hereunder for each well in question.  Transporter shall not be required to install any additional facilities for that well unless

Shipper agrees at that time that Transporter can include the cost of such additional facilities in the direct cost of gathering for such well for the purpose of determining whether providing gathering service for a particular well has been uneconomic for Transporter.  Direct cost(s) are expenditures for materials and services actually used on the gathering system or at the gathering system level for the direct benefit of the gathering system and include expenditures for operating field lines, operating field compressor stations, field compressor station fuel and power provided by Transporter,

operating field measuring and regulating station equipment, rent of items located on the gathering system, maintenance of field structures and improvements, maintenance of field lines, maintenance of field compressor station equipment, maintenance of field measuring and regulating station equipment, and First Level Supervision.  First Level Supervision includes those employees actually located in the field whose primary function is the direct supervision of other employees and/or contract labor directly located on the gathering system in an operating capacity.  All other costs,

including supervisors and managers above First Level Supervision are not included in Direct Costs.  Shipper shall have the right to audit

Transporter's calculations and records which support Transporter's claim that providing gathering service to a particular Shipper well is uneconomic.  If agreement on a volume increase or a new gathering rate for such well cannot be reached, Shipper may elect to contract operate the measurement facilities and wellhead compression, if any, for such Shipper well or wells, provided that arrangements shall be made to accommodate other parties' gas and that Shipper shall be responsible only for operating the wellhead gathering facilities, calibrating, reading and maintaining the wellhead meters and allocating the gas delivered to a central delivery meter among all Shipper wells connected to the lateral.  If multiple

Shipper wells connected to a lateral are determined to be uneconomic,

Transporter, at its sole cost, will install metering facilities for custody transfer measurement at a location downstream of the Shipper wells determined to be uneconomic.  Transporter will continue to maintain the gathering lines and wellhead gathering facilities.  Shipper will have the right to install central compression on such lateral.  If agreement on a volume increase or new gathering rate cannot be reached and Shipper elects not to contract operate the affected measurement facilities and wellhead compression, if any, Transporter may discontinue gathering service for such well and the Agreement will be terminated for such well.

                                Gathering System Capacity
                                -------------------------

     Shipper's gas will be received into Transporter's Hugoton Gathering

System on an interruptible basis and Transporter shall notify Shipper in the event of a reduction in available capacity to the Satanta Point of

Delivery from any well.  As to Shipper's gas nominated, scheduled and received into Transporter's Hugoton Gathering System for delivery to the

Satanta Point of Delivery, Transporter shall deliver and Shipper shall receive Shipper's gas less fuel (as set forth in Appendix "A") at the

Satanta Point of Delivery, subject only to events of force majeure as set forth in Article 11.  Shipper shall have the continuing option to convert this Agreement to a firm gathering agreement to the Satanta Point of

Delivery on a well by well basis, as needed.  Any such conversion shall be effective until the following February 1 and continue in effect thereafter unless terminated effective on a February 1 by Shipper's thirty day prior written notice to Transporter.  Firm gathering shall be at Transporter's maximum rates as such rates may change from time to time.  If Transporter fails to notify Shipper of a reduction in available capacity and

Transporter cannot provide sufficient gathering capacity to permit Shipper to convert to firm gathering service for a particular well, then Shipper may terminate this Agreement as to that well.  Shipper shall have the right to convert back to interruptible service at each February 1; provided however, if Shipper converts back to interruptible service, such service will be interruptible for the remaining term of this Agreement.

                                 Split Connect Provision
                                 -----------------------

     Shipper, as to its interest, its affiliates' interest and its successors' interest in any well producing Shipper's Gas, hereby agrees for the term hereunder not to split - connect any of the Shipper wells currently or hereafter connected to Transporter's Hugoton Gathering System.

                                  Additional Provisions
                                  ---------------------

     In the event of any conflict between the terms and provisions of this

Agreement and the Letter Agreements between Shipper and Transporter dated

January 5 and June 1, 1994, or the letter from Transporter to Shipper dated

January 17, 1994, such Letter Agreements and letter shall control."

     7.  Effective January 5, 1994, Paragraph 7 of the Agreement shall be deleted in its entirety and the following Paragraph 7 shall be substituted therefore.

          "7.  Notices:  Transporter:  Colorado Interstate Gas Company

                                       P.O. Box 1087

                                       Colorado Springs, CO  80944

                                       Attention:  Gathering Department

                                       Gathering Department Fax: (719) 520-

                                       4449

                                       Volume Management Fax: (719) 520-

                                       4449

                         Shipper:      Mesa Operating Co.

                                       5205 N. O'Conner Blvd., Suite 1400

                                       Irving TX  75039-3746

                                       Attention:  Steve Tennison

                                       Fax:  (214) 444-4394"

     This Amendment shall be effective as of the dates set forth in

Paragraphs 1 through 7 above, and except as herein amended, the Agreement shall in all respects remain in full force and effect.

     IN WITNESS WHEREOF, the Parties have executed this Amendment as of the

9th day of October, 1995.
---        -------

                                       COLORADO INTERSTATE GAS COMPANY
                                                 (Transporter)


                                       By  /s/ S. W. Zuckweiler
                                           ----------------------------
                                           S.W. Zuckweiler
                                           Vice President


                                       MESA OPERATING CO. ACTING ON BEHALF
                                       OF ITSELF AND AS AGENT FOR
                                       HUGOTON CAPITAL LIMITED PARTNERSHIP
                                                     (Shipper)

                                       By  /S/ Steven R. Tennison
                                           -------------------------------

                                           Steven R. Tennison
                                           -------------------------------
                                           (Print or type name)

                                           Attorney-in-Fact
                                           -------------------------------
                                           (Print or type title)

                                                     Contract No. 11085

                               (MESA LOGO)

January 5, 1994

Mr. S. W. Zuckweiler
Colorado Interstate Gas Company
P. O. Box 1087
Colorado Springs, CO  80944

Gentlemen:

Since May 1993, production from certain wells owned by Mesa Operating Limited Partnership (MESA) has been curtailed as a result of an increase in the operating pressure of the Hugoton Gathering System owned by Colorado Interstate Gas Company (CIG). After numerous discussions, CIG and MESA have determined the installation of four compressors will allow MESA to resume normal production levels from the wells connected to the six laterals listed in Attachment A (CIG Laterals). Both MESA and CIG agree to proceed with the installation and operation of such compressors pursuant to the following terms and conditions.

     1. CIG, at its sole cost, shall provide inlet and outlet connections between each of the six CIG Laterals listed in Attachment A, the four compressors to be installed by MESA at its sole cost, and CIG's Hugoton Gathering System downstream of MESA's compressor units. Such compressors will be located at sites mutually agreed to by MESA and CIG.

     2. CIG, at its sole cost, shall connect to the nearest CIG Lateral the Winger C-4, Winger C-2, Winger C-1 and Winger 10-33. If the gathering revenue received from said wells in the period beginning with completion of the new connections until January 31, 1996, is less than the cost of such connections, then MESA shall reimburse CIG for the difference within 10 days of CIG's invoice date.

     3. As soon as possible after signing this agreement, MESA shall furnish, own, maintain and operate at its own cost four compressor units at mutually agreeable locations. CIG's delivery obligation under the gathering agreement shall be reduced by the quantity of fuel gas used in the operation of said compressors. In addition to its gas, MESA shall compress the gas produced by third parties from the wells connected to the CIG Laterals as of the date of this agreement. Further, the volumes MESA shall be required to compress for third parties shall be limited to the volume levels produced for such third parties during the last month prior to May, 1993, in which full production occurred. CIG shall reimburse MESA in-kind for the actual fuel gas attributed to the compression of such third parties' volumes.

     4. CIG shall use its best efforts to operate its Hugoton Gathering System at the CIG Lateral interconnections at pressures not in excess of 125 psig, but in no event shall the pressures at CIG Lateral interconnections exceed 137 psig.

     5. CIG agrees to reduce by $0.013 per MMBtu the gathering fee charged pursuant to the present gathering agreement for gas gathering for MESA's account through the CIG laterals.

     6. This letter agreement shall remain in effect until MESA elects to remove the compressors installed pursuant to Item 3 above, provided, however, if MESA removes the compressors prior to January 31, 1996, and the gathering revenues attributed to the wells on the CIG Laterals, less revenues from the wells identified in Paragraph 2, are less than the costs incurred by CIG under Paragraph 1, then MESA shall reimburse CIG for the difference within 10 days of CIG's invoice date.

Nothing in this letter agreement shall be deemed an admission of law or fact by either party. If the above terms and conditions are acceptable to CIG, please execute a copy of this letter and return it to us. We look forward to beginning work on this project.

Sincerely,

/s/ S. Leonard Hruzek, Jr.
S. Leonard Hruzek, Jr.

SLH/kkh

ACCEPTED AND AGREED TO:

COLORADO INTERSTATE GAS COMPANY

By:   /s/ S.W. Zuckweiler
     ---------------------
     S.W. Zuckweiler
     Vice President

Date:  August 17, 1994
       ---------------

                               ATTACHMENT "A"
                     Laterals in Lakin Gathering System


1.  Lateral west of the Interconnect with F54-8" in 33-27S-40W

2.  Lateral east of the Interconnect with F54-8" in 33-27S-40W

3.  Lateral west of the Interconnect with F54-8" in 28-27S-40W

4.  Lateral east of the Interconnect with F54-8" in 28-27S-40W

5.  Lateral east of the Interconnect with F9-10" in 21-27S-40W

6.  Lateral east of the Interconnect with F9-10" in 15-27S-40W

                                             Dennis E. Fagerstone
                                   vice president-exploration & production

                               (MESA LOGO)

June 1, 1994

Mr. Steve W. Zuckweiler
Colorado Interstate Gas Company
P. O. Box 1087
Colorado Springs CO.  80944

Re:   Connection of CIG Facilities
      To Mesa's Satanta Plant; Terms,
      Rates of Gathering Service

Dear Mr. Zuckweiler:

This letter will set forth the agreement between Colorado Interstate Gas Company ("CIG") and Mesa Operating Co. ("MESA"), acting on behalf of itself and as agent for Hugoton Capital Limited Partnership ("HCLP"), regarding the connection of CIG's facilities to MESA's Satanta Gas Processing Plant and the terms and conditions which will govern the gathering of gas by CIG for MESA in the area of CIG's Hugoton Gathering System in southwest Kansas.

Accordingly, for and in consideration of the premises and mutual covenants herein contained, CIG and MESA hereby agree as follows:

1. CIG will, at its sole cost, construct, own and operate facilities for delivery of up to 15 MMcf/d from CIG's Hugoton Gathering System Area to MESA's Satanta Plant at 100 psig. CIG's new facilities shall include approximately 5.5 miles of pipeline between CIG's existing F1-12" gathering line and the inlet to MESA's Satanta Plant, electronic measurement at CIG's Delivery Point to the Satanta Plant inlet, and initial modifications required to existing CIG gathering compressors HFC #1 and HFC #6 to facilitate the delivery of up to 15 MMcf/d from CIG's Hugoton Gathering System Area to Mesa's Satanta Plant at 100 psig ("New Facilities"). CIG shall complete construction of the New Facilities within eight months of execution of this Agreement by CIG and MESA.

2. MESA shall install, maintain and operate its facilities to provide for a constant pressure of 100 psig at CIG's Delivery Point to the Satanta Plant inlet.

3. Gas gathered by CIG to the Satanta Plant shall be limited to (i) MESA's existing and future gas production from wells now connected to CIG's Hugoton Gathering System ("MESA-Owned Gas"), (ii) third-party gas marketed by MESA from existing MESA-operated wells now connected to CIG's Hugoton Gathering System ("MESA-Operated Gas"), (iii) gas which MESA may deliver from new sources (other than those specified in (iv) of this sentence which MESA connects or causes to be connected to CIG's Hugoton Gathering System ("MESA's New Gas") and (iv) gas which MESA may deliver through MESA's new connections made directly into CIG's 5.5 mile pipeline between CIG's F1-12" gathering line and the inlet to the Satanta Plant ("MESA's Directly-Connected Gas"); hereinafter collectively referred to as "MESA's Gas." CIG shall not process such gas prior to delivery. MESA shall retain all processing rights associated with MESA's Gas. MESA's Gas will be commingled with other gas in CIG's Hugoton Gathering System prior to delivery to the Satanta Plant. The parties acknowledge that the Btu and hydrocarbon components of the gas delivered from time to time will vary subject to such commingled stream available from CIG at the inlet of the Satanta Plant. CIG's delivery obligation shall be limited to that quantity of Dths received by CIG from MESA, less gathering fuel. However, in the event such commingled stream contains more than 350 parts per million of carbon dioxide by volume, more than four parts per million of hydrogen sulphide by volume or any mercury at the inlet to MESA's Satanta Plant, the parties shall undertake the following in order:
     (1) MESA shall notify CIG of any such non-conformance with the above specifications. MESA represents that these quality specifications are the same as, and no more stringent than, the quality requirements for any non-Mesa Gas being delivered to the Satanta Plant. (2) MESA shall have the right but not the obligation to treat the gas which is the source of non-conformance at its sole cost or to pay for treatment of such gas at a mutually agreeable point on CIG's Hugoton Gathering System. (3) If it is not economic for MESA to treat such gas, except MESA's Directly-Connected Gas, then CIG shall have the right but not the obligation to remedy such non-conformance at no cost to MESA. In determining whether there is an economic solution to treat non-complying gas being delivered by CIG hereunder, MESA shall consider such CIG-delivered gas with all volumes being delivered to Satanta which require treatment for carbon dioxide and/or hydrogen sulphide and provide similar economic evaluations for CIG-delivered non-complying gas as are provided for any other such non-complying gas. Further, any such economic evaluation shall also include the blending of such CIG-delivered gas with all gas being delivered to Satanta. In any event, MESA shall be responsible for treating MESA's Directly-Connected Gas which shall be excluded in determining whether or not treatment is economic. (4) If the parties cannot agree that there is an economic solution available for the non-complying gas (other than MESA's Directly-Connected Gas) and/or CIG does not restore the gas quality to standards set forth above, then MESA may terminate this Agreement, with no further obligations on the part of either party, including, but not limited to, any costs under Paragraphs 12 and 13 below, but excluding payments by MESA for services rendered prior to such terminations. If the commingled stream, not including MESA's New Gas and MESA's Directly-Connected Gas, to be delivered to the Satanta Plant by CIG hereunder, contains more than 0.5% of carbon dioxide by volume, MESA also shall have the right to terminate this agreement with no further obligations on the part of either party hereunder, including, but not limited to, any costs under Paragraphs 12 and 13 below, but excluding payments by MESA for services rendered prior to such termination.

4. MESA's gas will be received into the CIG Hugoton Gathering System on an interruptible basis and CIG shall notify MESA in the event of a reduction in available capacity to the Satanta Plant from any well. Once MESA's Gas is nominated, scheduled and received into the CIG Hugoton Gathering System, CIG shall deliver and MESA shall receive MESA's Gas less Fuel (as hereinafter defined) at the inlet of the Satanta Plant, subject only to events of force majeure as set forth in the gathering agreement between the parties. MESA shall have the continuing option to convert the interruptible gathering agreement to a firm gathering agreement to the Satanta Plant on a well by well basis, as needed for the remainder of the Contract Year and each Contract Year thereafter, at CIG's maximum rates for firm gathering as such rates may change from time to time. If CIG fails to notify MESA of a reduction in available capacity and CIG cannot provide sufficient gathering capacity to permit MESA to convert to firm gathering service for a particular well, then MESA may terminate this agreement as to that well. MESA shall have the right to convert back to interruptible service at the end of each Contract Year; provided however, if MESA converts back to interruptible service, such service will be interruptible for the remaining term of the agreement.

5. Subject to Paragraphs 3 and 4 above, the term of the rates and the other conditions of this agreement shall be 15 Contract Years and year to year thereafter. Thereafter, either party shall have the annual right to request renegotiation of the gathering rates to be effective after the first 15 Contract Years. Such request shall be made in writing and given to the other party not less than six months prior to the start of the Contract Year in which such renegotiated rates would become effective. If the parties are unable to mutually agree to a renegotiated rate, then this agreement shall terminate.

6. The gathering rates hereunder shall consist of a Base Rate I or a Base Rate II, whichever is applicable, and an Incremental Facilities Usage Rate as defined in Paragraph 12 below ("IFUR"). The gathering charges to be paid by MESA hereunder shall be calculated by applying the applicable Base Rate and the IFUR to MESA's Gas received into CIG's Hugoton Gathering System. In addition to the above charges, CIG shall retain quantities for Fuel, which is defined as a percentage of MESA's Gas received for gathering by CIG (the Fuel Percentage), except that the Fuel Percentage will not be applied to MESA's Directly-Connected Gas for a three-year period commencing with the first delivery of gas from each new connection to CIG's 5.5-mile pipeline. The Fuel Percentage (currently 3%) shall be adjusted from time to time throughout the term of the agreement and shall be based upon actual fuel usage in CIG's Hugoton Gathering System.

7. Effective in the first two Contract Years, the initial Base Rate I shall be applicable for gathering MESA-Owned Gas, MESA-Operated Gas and MESA's New Gas to the Satanta Plant on an interruptible basis and shall be $.13 per Dth. The first Contract Year shall commence upon initial delivery of gas by CIG to the Satanta Plant and shall continue until the first day of the month following the anniversary of initial delivery. Thereafter, each Contract Year shall consist of 12 months commencing on the first day of the month following each anniversary o initial delivery. The Base Rate I shall escalate to $.14 per Dth in the third Contract Year, $.145 per Dth in the fourth Contract Year and $.15 per Dth in the fifth Contract Year. Thereafter, the Base Rate I each month shall be equal to 9% of the index price for PEPL-Oklahoma published in the first issue of Inside FERC's Gas Market Report for such month. If such index price ceases to be published, then MESA and CIG shall select a mutually agreeable substitute generally recognized in the industry. In no event, however, shall the Base Rate I be less than $0.15 per Dth for the fifth Contract Year and thereafter. The rates for service hereunder shall apply only to gathering services in CIG's Hugoton Gathering System Area.

8. Gathering rates to the Lakin Master Meter shall be the Base Rate I plus $0.025 per Dth plus the IFUR. In addition, CIG shall retain quantities for Fuel as defined in Paragraph 6 above.

9. The Base Rate II shall be applicable for MESA's Directly-Connected Gas and shall be $0.01 per Dth for a three-year period commencing with the first delivery of gas from each new source. Thereafter, the Base Rate II for MESA's Directly-Connected Gas shall equal the Base Rate I then in effect and as it may change from time to time. At no time however, shall the sum of the Base Rate II and the IFUR be less than CIG's minimum tariff gathering rate. MESA shall be responsible for and shall pay all costs associated with connecting MESA's Directly-
    Connected Gas to CIG's 5.5-mile pipeline.

10. If, for any prior twelve-month period, providing gathering service from a particular well to the delivery points hereunder has been uneconomic to CIG, then CIG may request a volume increase commitment or a renegotiation of the gathering rate for that particular well.
     For purposes of this section, gathering services from a well to the delivery points are uneconomic for a well if gathering revenues derived from the Base Rate specified herein and received from production from that particular well are less than 126% of MESA's share of the direct cost of operating the gathering facilities, calibrating, maintaining and reading the wellhead meters, treating by CIG if any, to conform MESA's Gas to the specifications of Paragraph 3, and operating and maintaining compression to effect deliveries hereunder for each well in question. CIG shall not be required to install any additional facilities for that well unless MESA agrees at that time that CIG can include the cost of such additional facilities in
     the direct cost of gathering for such well for the purpose of determining whether providing gathering service for a particular well has been uneconomic for CIG. Direct cost(s) are expenditures for materials and services actually used on the gathering system or at the gathering system level for the direct benefit of the gathering system and include expenditures for operating field lines, operating fuel compressor stations, field compressor station fuel and power provided by CIG, operating field measuring and regulating station equipment, rent of items located on the gathering system, maintenance of field structures and improvements, maintenance of field lines, maintenance of field measuring and regulating station equipment, and First Level Supervision. First Level Supervision includes those employees actually located in the field whose primary function is the direct supervision of other employees and/or contract labor directly located on the gathering system in an operating capacity. All other costs, including supervisors and managers above First Level Supervision are not included in Direct Costs. MESA shall have the right to audit CIG's calculations and records which support CIG's claim that providing gathering service to a particular well is uneconomic. If agreement on a volume increase or a new gathering rate for such well cannot be reached, MESA may elect to contract operate the measurement facilities and wellhead compression, if any, for such MESA well or wells, provided that arrangements shall be made to accommodate other parties' gas and that MESA shall be responsible only for operating the wellhead gathering facilities, calibrating, reading and maintaining the wellhead meters and allocating the gas delivered to a central delivery meter among all MESA wells connected to the lateral. If multiple MESA wells connected to a lateral are determined to be uneconomic, CIG, at its sole cost, will install metering facilities for custody transfer measurement at a location downstream of the MESA wells determined to be uneconomic. CIG will continue to maintain the gathering lines and wellhead gathering facilities. MESA will have the right to install central compression on such lateral. If agreement on a volume increase or new gathering rate cannot be reached and MESA elects not to contract operate the affected measurement facilities and wellhead compression, if any, CIG may discontinue gathering service for such well and the agreement will be terminated for such well.

11. As soon as practicable but no later than July 1, 1994, MESA shall commence operation of CIG's meters and gathering laterals which serve MESA's wells upstream of CIG's F9-12" gathering pipeline in Section 28, T26S, R39W, Hamilton County, Kansas, provided that arrangements shall be made to accommodate other parties' gas and that MESA shall be responsible only for operating the wellhead gathering facilities on MESA's wells, calibrating, reading and maintaining the wellhead meters for MESA's wells and allocating the gas delivered to a central delivery meter among all MESA wells connected to the lateral. MESA shall furnish CIG with monthly measurement information on each such well. CIG, at its sole cost, will install, if suitable existing central measurement is not available, and operate the central metering facilities for custody transfer measurement and will continue to maintain the gathering lines and wellhead gathering facilities. MESA will have the right to install central compression at the connections of CIG's laterals to CIG's F54-8" in Section 4, T28S, R40W, Stanton County, Kansas, and CIG"s F51-8" in Section 20, 28 or 29, T26S, R39W, Hamilton County, Kansas, provided that arrangements shall be made to accommodate other parties' gas and that MESA's compression does not cause CIG's gathering system pressures to exceed the limits set forth in Paragraph 14. Notwithstanding the above, MESA shall have the right to deliver a minimum of 7.5 MMCF per day through such compressors without regard to such pressure limits set forth in Paragraph 14, and CIG shall continue to be obligated to operate its gathering system at pressure which do not exceed the limits set forth in Paragraph 14. CIG shall reimburse MESA in-kind for actual fuel attributed to this compression by MESA of all gas compressed on such laterals other than MESA's Gas.

12. In addition to the Base Rate, an Incremental Facilities Usage Rate ("IFUR") of $.06 per Dth shall apply to all of MESA's Gas. The IFUR shall be in effect commencing on the date of initial delivery of gas by CIG to the Satanta Plant. The IFUR shall continue in effect until the earlier of (i) the first day of the fifth Contract Year or (ii) the first day of the month immediately following the month in which the aggregate revenue attributable to the IFUR equals CIG's actual costs (including but not limited to materials, contract costs, rights-of-way, permits, engineering, supervision and allowance for funds used during construction) of the New Facilities.

13. To the extent that the actual costs of the New Facilities, as defined in Paragraph 12, exceed the aggregate of the IFUR charges paid and accrued between initial delivery and the first day of the fifth Contract Year, MESA shall reimburse CIG for the difference in a lump sum payment within 30 days of CIG's invoice. If any part of such difference resulted from a production limitation caused by CIG's inability to meet the pressure specifications set forth in Paragraph 14 below, then that part of the payment will be deferred for a period of time equal to the time period CIG interrupted delivery of MESA's gas. MESA shall have the right to audit CIG's records to verify costs of the New Facilities.

14.  Operating Pressure Commitment

     A. CIG shall use its good faith efforts to operate its Hugoton Gathering System at the CIG lateral interconnections in Stanton County, Kansas which are listed below, at pressures not in excess of 125 psig, but in no event shall the pressure exceed 137 psig.

         (a) Lateral west of the interconnect with F54-8" in Section 33, T27S, R40W.

         (b) Lateral east of the interconnect with F54-8" in Section 33, T27S, R40W.

         (c) Lateral west of the interconnect with F54-8" in Section 28, T27S, R40W.

         (d) Lateral east of the interconnect with F54-8" in Section 28, T27S, R40W.

         (e) Lateral east of the interconnect with F9-10" in Section 21, T27S, R40W.

         (f) Lateral east of the interconnect with F9-10" in Section 15, T27S, R40W.

     B. CIG shall maintain a monthly average pressure not to exceed 85 psig at the interconnection point of CIG's F2617-4", F2607-4", F2606-4" and F28-8" gathering lines and CIG's F1L-12" gathering trunkline and CIG's F50-4" gathering line at the interconnect point with CIG's F1-16" gathering trunkline. Said gathering lines are used to gather MESA-Owned Gas from producing wells located in Sections 29, 32 and 33, T28S, R34W; Sections 27, 33, and 34, T27S, R33W; Sections 6 and 9, T29S, R33W, and Sections 1,2 and 4, T29S, R34W. CIG shall install at its sole cost the necessary pressure measuring equipment at such points and shall grant MESA access to the site and equipment so that MESA can monitor pressure.

     C. In the event that the pressures at one or more of the interconnect points described in A above are exceeded any time, or in B above are exceeded for three consecutive months, MESA shall provide written notification to CIG of such actual pressures. Upon verification and provided that MESA's installation of additional compression is in conformance with Paragraph 11, CIG, as soon as practicable but not more than 120 days after such notification by MESA, excluding any days of delay in obtaining rights-of-way, shall install, solely at its cost, compression, loopline, or any other facilities necessary to achieve the required pressure at that location. In the event that CIG encounters a delay or is prevented from obtaining rights-of-way, MESA may obtain such rights-of-way satisfactory to CIG, and shall assign same to CIG, and CIG shall reimburse MESA for the cost of such rights-of-way.

     D. Except as provided above, MESA shall deliver all other MESA's Gas to CIG at sufficient pressures to effect delivery.

15. MESA, as to its interest, its affiliates' interest and its successors' interest in any well producing MESA's Gas, shall agree for the term hereunder not to split-connect any of the MESA wells currently or hereunder connected to CIG's Hugoton Gathering System.

16. MESA shall have the right to deliver "B" Contract fuel gas make up to CIG at the outlet of the Satanta Plant, provided that (i) MESA shall contract for, administer and pay any and all costs associated with third-party transportation of such gas to CIG's transmission system; or (ii) in the alternative, and at CIG's discretion, such gas may be delivered to a third-party pipeline for CIG's Shippers' accounts provided there is no incremental cost to CIG or to its Shippers associated with such deliveries.

17. This Agreement is subject to the force majeure provisions of the Gas Gathering Agreement-Interruptible dated October 1, 1993, between CIG and MESA. This Agreement, when executed by both parties, shall be deemed to amend that certain agreement dated October 1, 1993, to reflect the terms and conditions set froth herein. To the extent there is any conflict between this Agreement and the Agreement dated October 1, 1993, this Agreement shall govern.

18. All provisions of this Agreement shall apply only to gathering services in CIG's Hugoton Gathering System Area.

     If the foregoing is in accordance with your understanding, please so indicate by signing in the space provided below and returning an original to the undersigned.

Very truly yours,

MESA OPERATING CO.
ACTING ON BEHALF OF ITSELF AND AS AGENT
FOR HUGOTON CAPITAL LIMITED PARTNERSHIP

By:       /s/ Dennis E. Fagerstone
     -------------------------------------
             Dennis E. Fagerstone
     Vice President Exploration/Production

ACCEPTED AND AGREED TO

THIS 10th DAY OF JUNE, 1994.
     ----        ----

COLORADO INTERSTATE GAS COMPANY

By    /s/ Steven W. Zuckweiler
    -----------------------------
        Steven W. Zuckweiler
           Vice President

                                                  Agreement No.: 42026000-
                                                                     49023










                                  AMENDMENT

                            DATED:  March 1, 1996

                                      to

                      GAS GATHERING AGREEMENT-INTERRUPTIBLE

                                    between

                         COLORADO INTERSTATE GAS COMPANY

                                      and

                               MESA OPERATING CO.
                 ACTING ON BEHALF OF ITSELF AND AS AGENT ON
                BEHALF OF HUGOTON CAPITAL LIMITED PARTNERSHIP

                             DATED:  October 1, 1993

                                 AMENDMENT TO
                    GAS GATHERING AGREEMENT-INTERRUPTIBLE

     THIS AMENDMENT, entered into as of this 1st day of March, 1996, by and between COLORADO INTERSTATE GAS COMPANY, herein called "Transporter," and

MESA OPERATING CO. acting on behalf of itself and as agent on behalf of

Hugoton Capital Limited Partnership hereinafter called "Shipper".

     WHEREAS, Transporter and Shipper entered into a Gas Gathering

Agreement (Agreement) dated October 1, 1993, which provides for the gathering by Transporter and Shipper; and

     WHEREAS, Transporter and Shipper desire to revise the Imbalance provisions of Article 2 of the General Terms and Conditions:
                               ----------------------------
     NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter contained, Transporter and Shipper agree that effective March 1, 1996, Article 2 of the General Terms and Conditions
                                          ----------------------------
shall be amended by substituting the following Section 2.3 for Sections 2.3 and 2.4:

"2.3 Definitions and Resolution of Imbalances.
 --------------------------------------------

     (a)     Definitions.

          (i)     "Imbalance."  For the purposes of this Article,

"Imbalance" shall mean the difference each Month between the Dth received hereunder by Shipper or Shipper's designee at the Point(s) of Delivery, and the Dth received hereunder by Transporter for Shipper's account at the

Point(s) of Receipt upstream of the corresponding Point(s) of Delivery as those Receipt Quantities are adjusted for Fuel Reimbursement.  The

Imbalance shall be determined for each set of corresponding Point(s) of

Receipt and Delivery (in each gathering system) under the Agreement.

          (ii)     "Imbalance Percentage."  For purposes of this Article,

"Imbalance Percentage" for each gathering system under this Agreement shall be calculated by dividing the Imbalance in Dth in a gathering system in a

Month by the total Dth received in that gathering system in that month and multiplying the quotient by 100.  The Imbalance Percentage shall be calculated separately for each set of corresponding quotient by 100.  The

Imbalance Percentage shall be calculated separately for each set of corresponding Point(s) of Receipt and Delivery (in each gathering system)

under the Agreement.

     (b)     Resolution of Imbalances.  Each Month and separately for each gathering system, the party owing an Imbalance to the other party shall reduce the Imbalance to zero by making a payment to the other party.  The

Imbalance payment shall be calculated by multiplying the Imbalance in Dth by the applicable CIG Gathering Cashout price.  The Denver South Average

CIG Gathering Cashout Price shall be used in computations for Southern

Gathering Systems (CIG systems in Kansas, Oklahoma, Colorado and Texas),

and the Denver North CIG Gathering Cashout Price shall be used for Northern

Gathering Systems (CIG systems in Wyoming and Utah).  The Denver South

Price shall be the simple average of prices for ANR Oklahoma, NGPL

Oklahoma, NNG Oklahoma and PEPL Oklahoma published in Inside FERC's Gas

Market Report as the final monthly index price for the Month in which the imbalance occurred.  The Denver North Price shall be the CIG Rocky

Mountains price so published.  In the event that the Imbalance Percentage is greater  than 7.5% in a Month, then the payment calculated as above shall be increased by 10% as to payments owed Transporter by Shipper and decreased by 10% as to payments owed Shipper by Transporter.  Imbalance payments so calculated and adjusted hereunder for each system shall be aggregated each Month to determine the net Imbalance payment to be paid by one party to the other.  The aggregation of Imbalance payments and the net

Imbalance payment shall be reported on an attachment to the monthly

Imbalance statement.  The net Imbalance payment shall be due within 10 days of the date of the statement."

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on

March 1, 1996.

                                  COLORADO INTERSTATE GAS COMPANY
                                            (Transporter)



                                  By:  /s/ S. W. Zuckweiler
                                       ----------------------------
                                            S. W. Zuckweiler
                                             Vice President


                                  MESA OPERATING CO. ACTING ON
                                  BEHALF OF ITSELF AND AS
                                  AGENT ON BEHALF OF HUGOTON
ATTEST:                           CAPITAL LIMITED PARTNERSHIP
                                              (Shipper)

By  /s/ Ora Broomfield            By:  /s/ Steven R. Tennison
    -------------------------          ----------------------------
    Title:  Associate Marketing Rep.
                                             Steven R. Tennison
                                       ----------------------------
                                            (Print or type name)

                                              Attorney-in-Fact
                                       ----------------------------
                                            (Print or type title)